As filed with the SEC on _________________.	Registration No. 333-112808

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 2

_________________

PRUCO LIFE

VARIABLE UNIVERSAL ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 286-7754

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on May 1, 2005 pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 on ____________ pursuant to paragraph (a)(1) of Rule 485
                 date

[x] on This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2005

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PruLife® Custom Premier II

This prospectus describes an individual flexible premium variable universal life insurance contract, the PruLife® Custom Premier II Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”), a stock life insurance company. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract’s premiums and its earnings in one or more of 24 available variable investment options of the Pruco Life Variable Universal Account (the “Account”):

The Prudential Series Fund, Inc. (the “Series Fund”)
• Diversified Bond	• SP Davis Value
• Equity	• SP Goldman Sachs Small Cap Value
• Global	• SP Growth Asset Allocation
• High Yield Bond	• SP Large Cap Value
• Jennison	• SP LSV International Value
• Money Market	• SP Mid Cap Growth
• Stock Index	• SP PIMCO High Yield
• SP Aggressive Growth Asset Allocation	• SP PIMCO Total Return
• SP AIM Core Equity	• SP Prudential U.S. Emerging Growth
• SP AllianceBernstein Large Cap Growth	• SP Small Cap Growth
• SP Balanced Asset Allocation	• SP Strategic Partners Focused Growth
• SP Conservative Asset Allocation	• SP William Blair International Growth

For a complete list of the 24 available variable investment options, their investment objectives, and their investment advisers, see The Prudential Series Fund, Inc.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Rate Option.

Please Read this Prospectus. Please read this prospectus before purchasing a PruLife® Custom Premier II variable universal life insurance Contract and keep it for future reference. A current prospectus for the underlying mutual funds accompany this prospectus. The prospectus contains important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Telephone: (800) 944-8786

                                                      PROSPECTUS CONTENTS

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6% of premium payment.
Premium Based Administrative Charge	Deducted from premium payments.	7.5% of premium payment.
Surrender fees (1)	Upon lapse, surrender, or decrease in basic insurance amount.	90.0% of first year Sales Load Target Premium less premium for riders and extras.
Transfer fees	Each transfer exceeding 12 in any Contract year.	$25
Withdrawal fee	Upon withdrawal.	Lesser of $25 and 2% of withdrawal amount.
Insurance Amount Change fee	Upon change in basic insurance amount or Target Term Rider coverage.	$25
Living Needs Benefit fee	When benefit is paid.	$150

(1)	The percentage varies by issue age and reduces annually to zero. The duration of the charge also varies by age ranging from ten years at ages 0 - 45 to three years at ages 68 and above.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Series Fund’s portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund’s Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance(“COI”) for the basic insurance amount.

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class, no riders.

	Monthly	From $.06 to $83.34 per $1,000 of net amount at risk.(1)(2) _____________ $0.13 per $1,000 of net amount at risk.(3)

Cost of Insurance(“COI”) for Target Term Rider coverage.

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class, no riders.

	Monthly	From $.06 to $83.34 per $1,000 of Target Term Rider death benefit.(1)(2) _____________ $0.13 per $1,000 of Target Term Rider death benefit.(3)
Mortality and Expense Risk fees	Daily	Effective annual rate of 0.45% of assets in variable investment options.
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of basic insurance amount.(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.

Fee for basic insurance amount

Minimum and Maximum Charges

_____________

Basic insurance amount fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class, no riders.

	Monthly	$30 per Contract plus $0.04 to $1.40 per $1,000 of basic insurance amount. _____________ $30 plus $0.12 per $1,000 of basic insurance amount.

Fee for an increase to basic insurance amount

Minimum and Maximum Charges

_____________

Increase to basic insurance amount fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class, no riders.

	Monthly	$12 per increase segment plus $0.04 to $1.40 per $1,000 of increase. _____________ $12 per increase segment plus $0.12 per $1,000 of increase.

Fee for the Target Term Rider or an increase to the Target Term Rider

Minimum and Maximum Charges

_____________

Target Term Rider fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class.

	Monthly	From $0.05 to $1.41 per $1,000 of Target Term Rider.(1) _____________ $0.13 per $1,000 of Target Term Rider.

Fee for Accidental Death Benefit Rider

Minimum and Maximum Charges

_____________

Accidental Death Benefit Rider fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class.

	Monthly	From $0.05 to $0.28 per $1,000 of coverage.(1) _____________ $0.07 per $1,000 of coverage.
Fee for Children Level Term Rider(6)	Monthly	$.42 per $1,000 of coverage.

Fee for Enhanced Disability Benefit Rider(6)

Minimum and Maximum Charges

_____________

Enhanced Disability Benefit Rider fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class.

Monthly

From 7.08% to 10.39% of the greater of: 9% of the policy target premium or the total of monthly deductions. (1)

_____________

7.52% of the greater of: 9% of the policy target premium or the total of monthly deductions.

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.

(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(5)

The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Series Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.48%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Custom Premier II is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 24 available variable investment options or in the fixed rate option. Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%. Transfers from the fixed rate option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. Some features described in this prospectus may not be available in some states.

Target Term Rider Summary

This Contract may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. The Target Term Rider provides for a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the initial amount of the Target Term Rider coverage, up to four times the base Contract's basic insurance amount.

A Contract with a Target Term Rider will offer higher cash values than an all-base Contract with the same initial death benefit and premium payments if we do not change our current charges. The cash values will be higher because the current sales expense charge attributable to the Target Term Rider is lower than the charge attributable to the Sales Load Target Premium under the base policy. We currently assess lower current Cost of Insurance (“COI”) and per $1,000 of insurance charges for the Target Term Rider.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and death benefits than an all-base Contract with the same death benefit if we raise our current charges to the maximum contractual level. There is a greater reduction because guaranteed maximum charges attributable to the basic insurance amount and the Target Term Rider coverage amount are the same except for the per $1,000 of insurance portion of the monthly administrative charge which is higher for Target Term Rider.

There are various factors to consider regarding the Target Term Rider. Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider. However, not all Contract benefits and guarantees are available on Contracts issued with a Target Term Rider. For additional information, see RIDERS.

The surrender charge does not apply to the Target Term Rider.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is generally equal to the basic insurance amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial basic insurance amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. Also, if you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit. See Types of Death Benefit and Changing the Type of Death Benefit.

No-Lapse Guarantee Information

We agree to keep the Contract in-force for a specified period, regardless of the investment performance under your Contract, as long as your total premiums (reduced to reflect withdrawals) accumulated at 4% interest are at least equal to the No-Lapse Guarantee Values shown in your Contract. If you have an outstanding Contract loan, a No-Lapse Guarantee will not keep the Contract in-force. See Withdrawals and Loans.

There are three separate guarantee periods, each associated with a corresponding level of premium payments. For example, payment of the Short-Term No-Lapse Guarantee Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first seven Contract years (five Contract years for issue ages 60 and above), assuming no loans or withdrawals. If your Contract was issued with a Type A or Type B death benefit and you are paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract year, we will guarantee your Contract against lapse until the later of the insured's age 70 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. See No-Lapse Guarantee and PREMIUMS. Finally, if your Contract was issued with a Type A or Type B death benefit and you are paying the Lifetime Premium at the beginning of each Contract year, we will guarantee your Contract against lapse for the insured’s lifetime, assuming no loans or withdrawals. Contracts with the Target Term Rider or a Type C death benefit will have only a Short-Term No-Lapse Guarantee.

Unless a No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life representative can tell you the premium amounts you will need to make to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's death benefit type. See PREMIUMS, No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. Then the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option as of the later of the Contract date and the end of the valuation period in which it is received. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 24 available variable investment options. You may also invest in the fixed rate option. See The Prudential Series Fund, Inc. and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

While you also may transfer amounts from the fixed rate option, certain restrictions may apply.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied uniformly and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions and surrender charge and will have its own surrender charge period beginning on that segment’s effective date. See Increases in Basic Insurance Amount and Surrender Charges.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. A decrease in basic insurance amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the basic insurance amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500, but may be lower in some states. See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law). In general, you will receive a refund of all premium payments made. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law). A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the death benefit may be guaranteed under the No-Lapse Guarantee feature.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the No-Lapse Guarantee. See No-Lapse Guarantee. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly dates following the date of withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, and if the death benefit was increased to meet the definition of life insurance, a reduction in Target Term Rider coverage amount may be required. A surrender charge may be deducted when any withdrawal causes a reduction in the basic insurance amount. See CHARGES AND EXPENSES. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. There is a transaction charge of up to $25 for each transfer made exceeding 12 in any Contract year.

Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the No-Lapse Guarantee is in effect. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing Contract can be protected by purchasing additional insurance or a supplemental Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 24 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, Inc. and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Prudential Series Fund, Inc.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 24 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts.

The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

•

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

•

Equity Portfolio (merged with SP MFS Capital Opportunities Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

•

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

•

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

•

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•	SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in domestic equity portfolios and international equity portfolios.

•

SP AIM Core Equity Portfolio: The investment objective is growth of capital. The Portfolio invests at least 80% of its net assets in equity securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings.

•

SP AllianceBernstein Large Cap Growth Portfolio (formerly SP Alliance Large Cap Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio may invest up to 15% of its total assets in foreign securities.

•

SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

•

SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

•

SP Davis Value Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $10 billion.

•

SP Goldman Sachs Small Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in small capitalization companies with a capitalization of $4 billion or less.

•

SP Growth Asset Allocation Portfolio: The investment objective is long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

•

SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stock of companies with a total market capitalization of $5 billion or more.

•

SP LSV International Value Portfolio (formerly SP Deutsche International Equity Portfolio): The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index.

•

SP Mid Cap Growth Portfolio (merged with SP AIM Aggressive Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities of companies with medium market capitalizations equaling or exceeding $250 million, but not exceeding the Russell MidcapTM Growth Index range at the time of investment.

•

SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high yield/high risk securities rated below investment grade, but rated at least CCC by Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Group, or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality. The Portfolio may invest up to 15% of its assets in non - U.S. denominated securities.

•

SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

•

SP Prudential U.S. Emerging Growth Portfolio (merged with SP Technology Portfolio): The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

•

SP Small Cap Growth Portfolio (formerly SP State Street Small Cap Growth Portfolio): The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its investable assets in common stocks of small-capitalization companies - those which have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11- month period.

•

SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

•

SP William Blair International Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in the common stock of foreign companies operating or based in at least five different countries.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Global Portfolio, the Jennison Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, and the Stock Index Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. ("A I M Capital") serves as the subadviser for the SP AIM Core Equity Portfolio. A I M Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. ("Alliance") serves as the subadviser for the SP AllianceBernstein Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (“Calamos”) serves as the subadviser for the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings, Inc. Calamos’ address is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Selected Advisers, L.P. (“Davis”) serves as the subadviser for the SP Davis Value Portfolio. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Eagle Asset Management (“Eagle”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33733.

GE Asset Management Incorporated (“GEAM”) serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the subadviser for the SP Goldman Sachs Small Cap Value Portfolio. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser. Hotchkis and Wiley is located at 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036.

LSV Asset Management (“LSV”) serves as the subadviser for the SP LSV International Value Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Neuberger Berman Management, Inc. (“Neuberger Berman”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. (“SaBAM”) serves as the subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM is located at 399 Park Avenue, New York, New York 10022.

William Blair & Company LLC (“William Blair”) serves as the subadviser for SP William Blair International Equity Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the subadvisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage. The Series Fund’s Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee of 0.05%, as of May 1, 2005, of the average assets allocated to the Series Fund portfolios.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the variable investment options. However, we vote the shares of the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Premium based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

Sales Load Charges

We may charge up to 6% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

Our current sales load charge is 4% of premiums paid up to the amount of the Sales Load Target Premium and 2% of premiums paid in excess of this amount for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount), and 0% thereafter. The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. See PREMIUMS.

Paying more than the Sales Load Target Premium in any of the first 10 Contract years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract owner would like to pay 10 premiums. If the Contract owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $265.20. If the Contract owner paid $884.00 in each of the first 10 Contract years, the total sales load would be $353.60.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract Data pages. See No-Lapse Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.03 to $83.34 per $1,000 of net amount at risk. For additional information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract's monthly charges. See Allocated Charges.

(a)

We deduct an administrative charge based on the basic insurance amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, the first part is $30 per Contract for the first Contract year and $9 per Contract thereafter. Currently, the second part is an amount of up to $1.40 per $1,000 of the basic insurance amount for the first six Contract years and zero thereafter. The amount per $1,000 of basic insurance amount varies by sex, issue age, smoker/nonsmoker status, and extra rating class, if any.

(b)

If the Contract includes a coverage segment representing an increase in basic insurance amount, we deduct $12 per segment representing an increase in basic insurance amount for the first two years of each coverage segment and zero thereafter; plus, we currently charge up to $1.40 per $1,000 of each coverage segment for an increase in basic insurance amount for the first six years from the effective date of the increase and zero thereafter. The amount per $1,000 of increase in basic insurance amount varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

In either of the instances described above, the highest charge per thousand is $1.40 and applies to male, smoker and non-smoker above age 74 at certain rating classes. The lowest charge per thousand is $0.04 and applies to female age 0-14, non-smoker at certain rating classes. The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

The following table provides sample per thousand charges:

Issue Age	Male Non-Smoker	Male Smoker	Female Non-Smoker	Female Smoker
35	$0.16	$0.22	$0.12	$0.15
45	$0.27	$0.31	$0.21	$0.26
55	$0.48	$0.58	$0.36	$0.44
65	$0.88	$1.10	$0.70	$0.80

(c)

You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Optional Rider Coverage.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.10%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued. A separate surrender charge is based on the first year’s Sales Load Target Premium for each new coverage segment and is determined at the time each new coverage segment is issued. The percentage and duration of a surrender charge vary by issue age. For all issue ages 0-45, the maximum first year percentage is 90% of the Sales Load Target Premium, less premiums for riders, and is reduced annually at a constant rate to zero by the end of the 10th Contract year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract year and the end of the last Contract year that a surrender charge may be payable. We do not deduct a surrender charge from the death benefit if the insured dies during this period. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium at start of year 1	Reducing annually to the end of year
0-45	90.0%	10
46-48	90.0%	9
49	90.0%	8
50-52	75.0%	8
53-55	75.0%	7
56-60	75.0%	5
61-63	45.0%	5
64-65	45.0%	4
66-67	40.0%	4
68 and above	40.0%	3

We will show a surrender charge threshold for each coverage segment in the Contract Data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the basic insurance amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We currently charge a transaction fee of $25 for each transfer exceeding 12 in any Contract year.

(b)	We currently charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in basic insurance amount.

(d)	We may charge a transaction fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

(e)	We may charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two variable investment options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example,

33% can be selected but 331/3% cannot. The fixed rate option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your variable investment options and the fixed rate option.

Charges After Age 100

Beginning on the first Contract anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the variable investment options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Series Fund prospectus.

Charges for Optional Rider Coverage

•

Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional death benefit if the insured’s death is accidental. The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract anniversary on or after the insured’s 100th birthday.

•

Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract anniversary on or after the primary insured’s 75th birthday.

•

Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting class. It ranges from 7.08% to 10.39% of the greater of: 9% of the Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract anniversary on or after the insured’s 60th birthday.

•

Target Term Rider - We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to attained age 100 on the life of the insured. We currently deduct a Cost of Insurance (“COI”) charge for this rider, which ranges from $0.02 to $83.34 per $1,000 of rider death benefit, which is generally lower than the COI charge per $1,000 deducted for the basic insurance amount, and is based on rider coverage duration, issue age, sex, and underwriting class of the insured. We currently do not deduct the monthly charge for the administration of this rider.

•	Living Needs Benefit Rider - We deduct a $150 fee for this rider only if benefits are paid.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the

Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. In addition to the contractual guaranteed options, Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. The Alliance Account is the default settlement option in states where it is approved. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of Target Term Rider coverage you desire, up to four times the Contract's basic insurance amount. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The minimum Target Term Rider coverage amount is $5,000 and requires a minimum basic insurance amount of $100,000 for the base Contract. The basic insurance amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $250,000. After issue, while the rider is in-force, you may increase the rider coverage amount, subject to a minimum increase amount of $25,000 and underwriting requirements we determine. The rider coverage amount after the increase cannot exceed four times the Contract's basic insurance amount. You may also decrease your rider coverage amount after issue, subject to a minimum amount of $10,000 per decrease. However, we will not reduce the Target Term Rider coverage amount below $5,000.

The Target Term Rider death benefit fluctuates as the base Contract's death benefit changes under certain circumstances described below. When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract’s death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider’s death benefit will decrease (or increase) dollar for dollar as the base Contract’s death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract’s death benefit to grow to the point where the rider death benefit is reduced to zero. If you have a Type A death benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction, if the death benefit was increased to meet the definition of life insurance.

You should consider the following factors when purchasing a Contract with a Target Term Rider:

•

A Contract with a Target Term Rider will offer a higher cash value than an all base Contract with the same initial death benefit and premium payments if we continue to deduct current charges. The cash values are higher because: (1) the Sales Load Target Premium is lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit and this results in lower current sales expense charges, (2) the monthly administrative charge is also lower for a Contract with a Target Term Rider than for an all base Contract with the same death benefit because we currently do not deduct the monthly administrative charge for the Target Term Rider, and (3) the current Cost of Insurance charge per $1,000 for the Target Term Rider is generally lower than the Cost of Insurance charge per $1,000 for the basic insurance amount. Additionally, we do not apply a surrender charge to the Target Term Rider.

•

However, a Contract with a Target Term Rider offers the potential for lower cash values and death benefits than an all base Contract with the same death benefit if we raise our current charges to the maximum contractual level. For example, it is possible for maximum monthly administrative charges for a Contract with a Target Term Rider to be greater than an all base Contract.

Other factors to consider are:

•

The No-Lapse Guarantee for Contracts issued with a Target Term Rider is limited to seven years (five years for issue ages of 60 or above). If it is important to you to have a No-Lapse Guarantee period longer than seven years (five years for issue ages of 60 or above), you may want to purchase a Contract without a Target Term Rider. See No-Lapse Guarantee.

•

The Accidental Death Benefit, as described below, does not apply to any portion of the death benefit that is attributable to a Target Term Rider. If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract without a Target Term Rider.

•

The Enhanced Disability Benefit, as described below, is unavailable on Contracts with a Target Term Rider. If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider.

•

The Living Needs Benefit, as described below, does not apply to the portion of the death benefit that is attributable to a Target Term Rider. If it is important to you that the Living Needs Benefit applies to the entire death benefit, you may want to purchase a Contract without a Target Term Rider.

•

The rider coverage amount terminates at the insured’s age 100. If it is important that you maintain a desired level of coverage amount after the insured’s attained age 100, you may want to purchase a Contract without a Target Term Rider.

•

Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments. This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of basic insurance amount and rider coverage amount. You and your Pruco Life representative can then discuss how these combinations may address your objectives.

Other Riders

Contract owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. A Pruco Life representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional death benefit that is payable if the insured's death is accidental, as defined in the benefit provision. This benefit will end on the earliest of: the end of the day before the first Contract anniversary on or after the insured’s 100th birthday and the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children. The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision. This rider is not available with death benefit Type C (return of premium) Contracts or Contracts with the Target Term Rider benefit. The rider coverage will end as of the first Contract anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider is available on your Contract in states where it is approved. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid. The Living Needs Benefit does not apply to the portion of the death benefit that is attributable to a Target Term Rider.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will not be less than the Contract’s cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. We reserve the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds through age 90 for death benefit Types A and B, through age 70 for death benefit Type C. Currently, the minimum basic insurance amount for Contracts without a Target Term Rider is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above). The minimum basic insurance amount for Contracts issued with a Type C (return of premium) death benefit is $250,000. See Types of Death Benefit.

For Contracts with a Target Term Rider, the minimum total Target Coverage Amount (basic insurance amount plus any Target Term Rider coverage amount combined) is $250,000. Furthermore, if the Target Term Rider is added to the Contract, the minimum basic insurance amount of the base Contract is $100,000, while the minimum Target Term Rider coverage amount is $5,000. See RIDERS. We may change the minimum basic insurance amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best non-smokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium for Type A and Type B death benefit Contracts without the Target Term Rider. The minimum initial premium is equal to 9% of the Short-Term No-Lapse Guarantee Premium for Type A and Type B death benefit Contracts with the Target Term Rider benefit and all Type C death benefit Contracts. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Several suggested patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums for each of the premium types described below. Understanding them may help you understand how the Contract works.

•

Short-Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first seven Contract years (five Contract years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals. If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term No-Lapse Guarantee Premium. However, not all Contracts offer a No-Lapse Guarantee beyond seven Contract years (five Contract years for issue ages 60 and above).

•

Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the insured's age 70, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals. If you choose to continue the No-Lapse Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Limited No-Lapse Guarantee Premium. However, not all Contracts offer the No-Lapse Guarantee for this period or beyond.

•

Lifetime No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts).

The length of the No-Lapse Guarantee depends on your Contract’s death benefit type, the definition of life insurance test selected at issue, and whether you choose to have the Target Term Rider benefit. See No-Lapse Guarantee. When you purchase a Contract, your Pruco Life representative can tell you the Short-Term No-Lapse Guarantee, Limited No-Lapse Guarantee, and Lifetime No-Lapse Guarantee Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the No-Lapse Guarantee conditions and Contract debt is not equal to or greater than the

Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. Then the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option as of the later of the Contract date and the end of the valuation period in which it is received. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment options to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract year among investment options. There is a transaction charge of $25 for each transfer after the first 12 transfers per Contract year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract year or the 20 transfers per calendar year.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly date on or after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the Monthly date on or after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period immediately following that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

You may select from three types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for Type B (variable) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) death benefit has a death benefit, which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner to the date of death. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract. Within limits, this death benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash surrender value. However, the increase in the cash surrender value for a Type C (return of premium) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk. The increase in cash surrender value for a Type C (return of premium) Contract may be more or less than the increase in cash surrender value for a Type B (variable) Contract depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals. If you take a withdrawal, it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount, a reduction in the Target Term Rider death benefit, and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. If you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

To request a change, fill out an application for change, which can be obtained from your Pruco Life representative or a Service Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

No-Lapse Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. We will guarantee your Contract‘s death benefit even if your Contract Fund value drops to zero because of unfavorable investment experience. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee. See Withdrawals and Loans.

At the Contract date and on each Monthly date, during the No-Lapse Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate No-Lapse Guarantee Values. These are values used solely to determine if a No-Lapse Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Contract Data pages in your Contract contain a table of No-Lapse Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

On each Monthly date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value during the No-Lapse Guarantee period shown on your Contract Data pages. If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and the Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The Short-Term No-Lapse Guarantee Premiums, Limited No-Lapse Guarantee Premiums, and Lifetime No-Lapse Guarantee Premiums are payments that correspond to the No-Lapse Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term No-Lapse Guarantee Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first seven Contract years (five Contract years for issue ages 60 and above), assuming no loans or withdrawals. However, payment of the Short-Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.

If you want a No-Lapse Guarantee to last longer than seven years (five years for issue ages 60 and above), you should expect to pay at least the Limited No-Lapse Guarantee Premium at the start of each Contract year. Paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract year guarantees your Contract against lapse until the insured's age 70 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Limited No-Lapse Guarantee Premium after this Limited No-Lapse Guarantee period, will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.

If you want a No-Lapse Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime No-Lapse Guarantee Premium at the start of each Contract year. Paying the Lifetime No-Lapse Guarantee Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term No-Lapse, Limited No-Lapse, and Lifetime No-Lapse Guarantee Premiums (to the nearest dollar) for basic insurance amounts. The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 basic insurance amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

------------------------------------------------------------------------------------------------------------------

                                          Illustrative Annual Premiums
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

 Age of insured              Type of             Short-Term No-Lapse    Limited No-Lapse     Lifetime No-Lapse
    at issue          Death Benefit Chosen        Guarantee Premium     Guarantee Premium    Guarantee Premium

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

       40                Type A (Fixed)                 $1,125               $2,138                $4,765
------------------------------------------------------------------------------------------------------------------

       40               Type B (Variable)               $1,210               $2,220               $14,185
------------------------------------------------------------------------------------------------------------------

       40          Type C (Return of Premium)           $1,210                 N/A                  N/A
------------------------------------------------------------------------------------------------------------------

       60                Type A (Fixed)                 $3,363               $7,158               $12,963
------------------------------------------------------------------------------------------------------------------

       60               Type B (Variable)               $4,415               $7,218               $33,195
------------------------------------------------------------------------------------------------------------------

       60          Type C (Return of Premium)           $4,415                 N/A                  N/A
------------------------------------------------------------------------------------------------------------------

       80                Type A (Fixed)                $16,203               $39,345              $47,235
------------------------------------------------------------------------------------------------------------------

       80               Type B (Variable)              $22,353               $43,980              $83,015
------------------------------------------------------------------------------------------------------------------

       80          Type C (Return of Premium)            N/A                   N/A                  N/A
------------------------------------------------------------------------------------------------------------------

Paying the Short-Term No-Lapse, Limited No-Lapse, or Lifetime No-Lapse Guarantee Premiums at the start of each Contract year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way. The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee. If you desire the Limited No-Lapse Guarantee until the later of the insured's age 70 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short-Term No-Lapse Guarantee Premium in the first seven years (five years for issue ages 60 and above). If you pay only the Short-Term No-Lapse Guarantee Premium in the first seven years (five years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 8th year (6th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.

Similarly, if you desire the Lifetime No-Lapse Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only Limited No-Lapse Guarantee Premiums until the later of the insured's age 70 or 10 years after issue, a substantial amount may be required to meet the subsequent Lifetime No-Lapse Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Not all Contracts will have the No-Lapse Guarantee available in all years. Type A and Type B Contracts with the Cash Value Accumulation Test elected for definition of life insurance testing will have the No-Lapse Guarantee available for the lifetime of the insured. However, Type A and Type B Contracts with the Guideline Premium Test elected for definition of life insurance testing will have the No-Lapse Guarantee available until the insured’s age 70 or for 10 years after issue, whichever is later. Furthermore, Type C Contracts with either the Cash Value Accumulation Test or Guideline Premium Test elected for definition of life insurance testing, will only have the No-Lapse Guarantee available for the first seven Contract years (five for issue ages 60 and above). Contracts with the Target Term Rider will also have the No-Lapse Guarantee available for only the first seven Contract years (five for issue ages 60 and above). Your Contract Data pages will show No-Lapse Guarantee Values for the duration available with your Contract. See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment. The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1) you must ask for the change in a form that meets our needs;
(2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3) you must prove to us that the insured is insurable for any increase;
(4) the Contract must not be in default;
(5) we must not be paying premiums into the Contract as a result of the insured's total disability; and
(6) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter. See the definition of Contract year for an increase in basic insurance amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each coverage segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured's attained age for the initial coverage segment.

If you elect to increase the basic insurance amount of your Contract, you will receive a "free-look" right that will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;
(2)	the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract Fund, after the decrease, must be at least equal to any applicable surrender charges; and
(4)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of each coverage segment amount to the total of all coverage segment amounts before the decrease. Each coverage segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in basic insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its cash surrender value (referred to as net cash value in the Contract) while the insured is living. To surrender a Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

How a Contract's Cash Surrender Value Will Vary

The cash surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	interest credited on any amounts allocated to the fixed rate option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T3 in this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts and assuming hypothetical uniform investment results in the Fund portfolios. All three of the tables assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is generally $500. In some states the minimum loan amount will be lower.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 3%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The No-Lapse Guarantee will not prevent default under those circumstances. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will use the investment option you designate or the investment allocation for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s net cash value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The net cash value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and Target Term Rider coverage amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charges. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments. See No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under a No-Lapse Guarantee, assuming there are no outstanding loans. See No-Lapse Guarantee. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1) renewed evidence of insurability is provided on the insured;
(2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)

any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

•	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its individual variable life products of $114,496,331 in 2004, $116,853,430 in 2003 and $147,577,922 in 2002. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $10,572,253 in 2004, $12,087,173 in 2003, and $16,553,533 in 2002. Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider. The Commissionable Target Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner, with the exception of the Target Term Rider.

Pruco Life pays significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial death benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Broker-dealers will receive compensation of up to 110% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 6% on premiums received in the second year in excess of the first year’s Commissionable Target Premium up to the second year’s Commissionable Target Premium, 6% on premiums received in years three and four, and 5% in years five through 10 up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation of up to 4.2% on premiums received in year one and 4% in years two through 10 to the extent that premiums in that year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund, net of Contract debt.

If the basic insurance amount is increased, broker-dealers will receive compensation of up to 110% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and 6% of premiums received in years two through four, and 4% in years five through 10 up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 4.2% on premiums received in year one and 4% in years two through 10 following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life and that are typical of the businesses in which Pruco Life operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General’s Office. Pruco Life is cooperating with all such inquiries.

Pruco Life’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 through T3) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All three tables assume the following:

•	a Contract bought by a 32 year old male, Preferred non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

•	a given premium amount is paid on each Contract anniversary and no loans are taken.

•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

•	the Contract Fund has been invested in equal amounts in each of the 24 portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $100,000 basic insurance amount, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

The second table (page T2) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $100,000 basic insurance amount, and (3) a Guideline Premium Test has been elected for definition of life insurance testing.

The third table (page T3) assumes: (1) a Type B (variable) Contract has been purchased, (2) a $100,000 basic insurance amount, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 24 portfolios of 0.85%, and the daily deduction from the Contract Fund of 0.45% per year. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.30%, 4.70%, and 10.70%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.85% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 32 year old man using maximum charges, may be useful for a 32 year old man, but would be inaccurate if made for insureds of other issue ages, sex, or rating class. Your Pruco Life representative can provide you with a hypothetical illustration using current charges for your own issue age, sex, and rating class.

                                                                                       ILLUSTRATIONS

                                                                      PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE
                                                                                CASH VALUE ACCUMULATION TEST
                                                                                TYPE A (FIXED) DEATH BENEFIT
                                                                           MALE PREFERRED NON-SMOKER ISSUE AGE 32
                                                                               $100,000 BASIC INSURANCE AMOUNT
                                                                    ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS
                                                                                    USING MAXIMUM CHARGES

                                                                        Death Benefit (1)                                                   Cash Surrender Value (1)

                                                               Assuming Hypothetical Gross (and Net)                                Assuming Hypothetical Gross (and Net)
                                                                    Annual Investment Return of                                          Annual Investment Return of
                              Premiums
       End of               Accumulated
       Policy             at 4% Interest              0% Gross           6% Gross          12% Gross                0% Gross             6% Gross              12% Gross
        Year                  Per Year              (-1.30% Net)        (4.70% Net)      (10.70% Net)             (-1.30% Net)          (4.70% Net)           (10.70% Net)
      ..........        ..................     ..................   ...................   .............        ..................   ...................   ...................
      1                        $1,248                $100,000            $100,000            $100,000                    $0                   $0                     $0
      2                        $2,546                $100,000            $100,000            $100,000                  $303                 $418                   $538
      3                        $3,896                $100,000            $100,000            $100,000                  $980               $1,209                 $1,458
      4                        $5,300                $100,000            $100,000            $100,000                $1,643               $2,027                 $2,461
      5                        $6,760                $100,000            $100,000            $100,000                $2,290               $2,872                 $3,557
      6                        $8,278                $100,000            $100,000            $100,000                $2,920               $3,744                 $4,751
      7                        $9,857                $100,000            $100,000            $100,000                $3,531               $4,641                 $6,054
      8                       $11,499                $100,000            $100,000            $100,000                $4,123               $5,565                 $7,478
      9                       $13,207                $100,000            $100,000            $100,000                $5,241               $7,492                $10,733
      15                      $24,989                $100,000            $100,000            $100,000                $7,306              $12,467                $21,702
      20                      $37,163                $100,000            $100,000            $100,000                $8,508              $17,997                $39,404
      25                      $51,974                $100,000            $100,000            $145,646                $8,434              $23,908                $67,742
      30                      $69,994                $100,000            $100,000            $208,414                $6,253              $29,716               $111,451
      35                      $91,918                $100,000            $100,000            $292,807                  $221              $34,376               $177,459
      40                     $118,592                      $0 (2)        $100,000            $404,673                    $0 (2)          $35,943               $275,287
      45                     $151,045                      $0            $100,000            $557,997                    $0              $29,191               $416,416
      50                     $190,528                      $0                  $0 (2)        $764,886                    $0                   $0 (2)           $616,844
      55                     $238,567                      $0                  $0          $1,051,437                    $0                   $0               $898,664
      60                     $297,012                      $0                  $0          $1,453,715                    $0                   $0             $1,297,960
      65                     $368,120                      $0                  $0          $2,012,801                    $0                   $0             $1,898,869
      68                     $417,981                      $0                  $0          $2,468,274                    $0                   $0             $2,419,876

      (1)    Assumes no Contract loan has been made.

      (2)    Based on a gross return of 0%, the contract would go into default in policy year 39, unless an additional premium payment was made.
             Based on a gross return of 6%, the contract would go into default in policy year 50, unless an additional premium payment was made.

        The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco
        Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                            T1

                                                                      PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE
                                                                                   GUIDELINE PREMIUM TEST
                                                                                TYPE A (FIXED) DEATH BENEFIT
                                                                           MALE PREFERRED NON-SMOKER ISSUE AGE 32
                                                                               $100,000 BASIC INSURANCE AMOUNT
                                                                    ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS
                                                                                    USING MAXIMUM CHARGES

                                                                       Death Benefit (1)                                                  Cash Surrender Value (1)

                                                               Assuming Hypothetical Gross (and Net)                                Assuming Hypothetical Gross (and Net)
                                                                    Annual Investment Return of                                          Annual Investment Return of
                              Premiums
       End of                Accumulated
       Policy              at 4% Interest            0% Gross             6% Gross        12% Gross                0% Gross             6% Gross              12% Gross
        Year                  Per Year             (-1.30% Net)          (4.70% Net)     (10.70% Net)             (-1.30% Net)          (4.70% Net)           (10.70% Net)
      ..........        ..................     ..................   ..................   .............        ..................   ...................   ...................
      1                        $1,248                $100,000            $100,000          $100,000                     $0                   $0                     $0
      2                        $2,546                $100,000            $100,000          $100,000                   $303                 $418                   $538
      3                        $3,896                $100,000            $100,000          $100,000                   $980               $1,209                 $1,458
      4                        $5,300                $100,000            $100,000          $100,000                 $1,643               $2,027                 $2,461
      5                        $6,760                $100,000            $100,000          $100,000                 $2,290               $2,872                 $3,557
      6                        $8,278                $100,000            $100,000          $100,000                 $2,920               $3,744                 $4,751
      7                        $9,857                $100,000            $100,000          $100,000                 $3,531               $4,641                 $6,054
      8                       $11,499                $100,000            $100,000          $100,000                 $4,123               $5,565                 $7,478
      9                       $13,207                $100,000            $100,000          $100,000                 $4,693               $6,515                 $9,033
      10                      $14,984                $100,000            $100,000          $100,000                 $5,241               $7,492                $10,733
      15                      $24,989                $100,000            $100,000          $100,000                 $7,306              $12,467                $21,702
      20                      $37,163                $100,000            $100,000          $100,000                 $8,508              $17,997                $39,404
      25                      $51,974                $100,000            $100,000          $100,323                 $8,434              $23,908                $68,714
      30                      $69,994                $100,000            $100,000          $150,172                 $6,253              $29,716               $117,322
      35                      $91,918                $100,000            $100,000          $233,496                   $221              $34,376               $196,215
      40                     $118,592                      $0 (2)        $100,000          $365,384                     $0 (2)          $35,943               $323,349
      45                     $151,045                      $0            $100,000          $559,393                     $0              $29,191               $532,755
      50                     $190,528                      $0                  $0   (2)    $915,890                     $0                   $0 (2)           $872,276
      55                     $238,567                      $0                  $0        $1,477,477                     $0                   $0             $1,407,121
      60                     $297,012                      $0                  $0        $2,324,317                     $0                   $0             $2,234,920
      65                     $368,120                      $0                  $0        $3,667,581                     $0                   $0             $3,667,581
      68                     $417,981                      $0                  $0        $4,978,279                     $0                   $0             $4,978,279

      (1)    Assumes no Contract loan has been made.

      (2)    Based on a gross return of 0%, the contract would go into default in policy year 39, unless an additional premium payment was made.
             Based on a gross return of 6%, the contract would go into default in policy year 50, unless an additional premium payment was made.

        The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco
        Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                                 T2

                                                                      PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE
                                                                                CASH VALUE ACCUMULATION TEST
                                                                               TYPE B (VARIABLE) DEATH BENEFIT
                                                                           MALE PREFERRED NON-SMOKER ISSUE AGE 32
                                                                               $100,000 BASIC INSURANCE AMOUNT
                                                                    ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS
                                                                                    USING MAXIMUM CHARGES

                                                                      Death Benefit (1)                                                   Cash Surrender Value (1)

                                                               Assuming Hypothetical Gross (and Net)                                Assuming Hypothetical Gross (and Net)
                                                                    Annual Investment Return of                                          Annual Investment Return of
                              Premiums
       End of               Accumulated
       Policy              at 4% Interest           0% Gross             6% Gross         12% Gross               0% Gross             6% Gross              12% Gross
        Year                  Per Year            (-1.30% Net)          (4.70% Net)      (10.70% Net)           (-1.30% Net)          (4.70% Net)           (10.70% Net)
      ..........        ..................     ..................   .................   .............        ..................   ...................   ...................
      1                        $1,248                $100,373            $100,415          $100,456                   $0                   $0                     $0
      2                        $2,546                $100,986            $101,101          $101,221                 $300                 $415                   $535
      3                        $3,896                $101,584            $101,812          $102,060                 $975               $1,202                 $1,450
      4                        $5,300                $102,167            $102,549          $102,981               $1,633               $2,015                 $2,447
      5                        $6,760                $102,733            $103,311          $103,991               $2,275               $2,854                 $3,533
      6                        $8,278                $103,279            $104,097          $105,096               $2,898               $3,715                 $4,715
      7                        $9,857                $103,806            $104,906          $106,305               $3,501               $4,601                 $6,001
      8                       $11,499                $104,312            $105,739          $107,630               $4,083               $5,510                 $7,401
      9                       $13,207                $104,794            $106,594          $109,078               $4,642               $6,441                 $8,925
      10                      $14,984                $105,253            $107,470          $110,662               $5,176               $7,394                $10,586
      15                      $24,989                $107,137            $112,155          $121,123               $7,137              $12,155                $21,123
      20                      $37,163                $108,152            $117,186          $137,521               $8,152              $17,186                $37,521
      25                      $51,974                $107,768            $121,984          $163,028               $7,768              $21,984                $63,028
      30                      $69,994                $105,157            $125,432          $202,463               $5,157              $25,432               $102,463
      35                      $91,918                $100,000            $125,287          $268,699                   $0              $25,287               $162,848
      40                     $118,592                      $0 (2)        $117,795          $371,977                   $0 (2)          $17,795               $253,045
      45                     $151,045                      $0                  $0 (2)      $513,464                   $0                   $0 (2)           $383,182
      50                     $190,528                      $0                  $0          $704,339                   $0                   $0               $568,015
      55                     $238,567                      $0                  $0          $968,669                   $0                   $0               $827,922
      60                     $297,012                      $0                  $0        $1,339,717                   $0                   $0             $1,196,176
      65                     $368,120                      $0                  $0        $1,855,072                   $0                   $0             $1,750,067
      68                     $417,981                      $0                  $0        $2,227,349                   $0                   $0             $2,127,349

      (1)    Assumes no Contract loan has been made.

      (2)    Based on a gross return of 0%, the contract would go into default in policy year 39, unless an additional premium payment was made.
             Based on a gross return of 6%, the contract would go into default in policy year 45, unless an additional premium payment was made.

        The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco
        Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                                                 T3

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102, or by telephoning (800) 732-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age - The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date -The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, “Contract year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

coverage segment - The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Funds - One or more of the available Series Fund portfolios may be chosen as an underlying investment for the Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract year, will keep a Type A or Type B Contract in-force until the insured’s age 70, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

Lifetime No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract year, will keep a Type A or Type B Contract in-force for the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

Monthly date - The Contract date and the same date in each subsequent month.

No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a death benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals. See No-Lapse Guarantee.

Pruco Life Insurance Company - Pruco Life, us, we, our. The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life Variable Universal Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.

Short-Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first seven Contract years (five Contract years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.

Target Term Rider - A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable investment options - The portfolios of the Series Fund available under this Contract, whose shares are held in the separate account.

you - The owner of the Contract.

To Learn More About PruLife® Custom Premier II

To learn more about the PruLife® Custom Premier II variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2005, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-112808. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (800) 732-0330. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about Pruco Life. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company

213 Washington Street

Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

PruLife® Custom Premier II

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

                                                     Pruco Life Insurance Company
                                                         213 Washington Street
                                                       Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2005.

                                                           TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $426,034,442 in 2004, $382,298,796 in 2003, and $398,845,630 in 2002.

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life pays no fees or other compensation to Prudential under this agreement.

Pruco Life and Prudential entered into a Reinsurance Agreement under which Pruco Life may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis with 90% of the risk reinsured up to a maximum retention of $100,000 per policy.

Pruco Life and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,078,758 in 2004, $3,729,173 in 2003, and $4,400,848 in 2002 from Pruco Life and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life and Prudential pay for remittance processing is shown below.

-------------------------------------------------------------------------------------------------------------
                                         Remittance Processing Fees
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Total # of remittances per month                         Less than        4,500,001 to       Greater than
                                                         4,500,000          5,600,000          5,600,000
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Power Encode and single item payments                     $0.1004            $0.0963            $0.0905
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Multiple item payments                                    $0.1172            $0.1022            $0.0961
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Unprocessable payments                                    $0.0924            $0.0924            $0.0924
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Express mail payments                                     $0.4109            $0.4109            $0.4109
----------------------------------------------------- ----------------- ------------------ ------------------
----------------------------------------------------- ----------------- ------------------ ------------------

Cash payments                                             $1.2830            $1.2830            $1.2830
----------------------------------------------------- ----------------- ------------------ ------------------

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract’s Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code’s definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1)  the basic insurance amount; and

(2)  the Contract  Fund before the  deduction of any monthly  charges due on that date,  multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                                     Type A (Fixed) Death Benefit
------------------------------------------- -----------------------------------------------------------------------------------
                    IF                                                             THEN
------------------------------------------- -----------------------------------------------------------------------------------
                        and the Contract      the attained age    the Contract Fund multiplied by the   and the Death Benefit
 the insured is age          Fund is            factor is**              attained age factor is                   is
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         40                 $ 25,000                3.57                         89,250                        $250,000
         40                 $ 75,000                3.57                        267,750                        $267,750*
         40                 $100,000                3.57                        357,000                        $357,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         60                 $ 75,000                1.92                        144,000                        $250,000
         60                 $125,000                1.92                        240,000                        $250,000
         60                 $150,000                1.92                        288,000                        $288,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         80                 $150,000                1.26                        189,000                        $250,000
         80                 $200,000                1.26                        252,000                        $252,000*
         80                 $225,000                1.26                        283,500                        $283,500*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type B (Variable) Contract’s Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)  the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)  the Contract  Fund before the  deduction of any monthly  charges due on that date,  multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                                  Type B (Variable) Death Benefit
-------------------------------------------- ---------------------------------------------------------------------------------
                    IF                                                             THEN
-------------------------------------------- ---------------------------------------------------------------------------------
                         and the Contract      the attained age      the Contract Fund multiplied by        and the Death
 the insured is age          Fund is             factor is**           the attained age factor is            Benefit is
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         40                  $25,000                 3.57                         89,250                      $275,000
         40                  $75,000                 3.57                        267,750                      $325,000
         40                  $100,000                3.57                        357,000                      $357,000*
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         60                  $ 75,000                1.92                        144,000                      $325,000
         60                  $125,000                1.92                        240,000                      $375,000
         60                  $150,000                1.92                        288,000                      $400,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         80                  $150,000                1.26                        189,000                      $400,000
         80                  $200,000                1.26                        252,000                      $450,000
         80                  $225,000                1.26                        283,500                      $475,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract owner and shown in the Contract Data pages. The interest rate will range from 0% to 8%; in ½% increments. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)  the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and

(2)  the basic insurance amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the attained age factor is greater than either (1) or (2), described above, then it will become the death benefit.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                              Type C (Return of Premium) Death Benefit
  ----------------------------------------------------------------------------------------------------------------------------------------
                                 IF                                                                 THEN
  ----------------------------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------------------------
                                        and the premiums paid less                         the Contract Fund
         the         and the Contract       any withdrawals is       the attained age      multiplied by the
       insured           Fund is                                       factor is**       attained age factor is  and the Death Benefit is
       is age
  ----------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        40               $25,000                 $15,000                  3.57                   89,250                 $265,000
        40               $75,000                 $60,000                  3.57                  267,750                 $310,000
        40               $100,000                $80,000                  3.57                  357,000                 $357,000*
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        60               $75,000                $ 60,000                  1.92                  144,000                 $310,000
        60               $125,000               $100,000                  1.92                  240,000                 $350,000
        60               $150,000               $125,000                  1.92                  288,000                 $375,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------

        80               $150,000               $125,000                  1.26                  189,000                 $375,000
        80               $200,000               $150,000                  1.26                  252,000                 $400,000
        80               $225,000               $175,000                  1.26                  283,500                 $425,000
------------------- ------------------- -------------------------- -------------------- ------------------------ -----------------------
----------------------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
----------------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (“CAP”). When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

SERVICE FEES PAYABLE TO PRUCO LIFE

Pruco Life has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Pruco Life provides administrative and support services to the portfolios for which it receives an annual fee of 0.05%, as of May 1, 2005, of the average assets allocated to the Series Fund portfolios.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Pruco Life Variable Universal Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                                             P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruLife® Custom Premier II had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

	SUBACCOUNTS

				Prudential	Prudential
	Prudential	Prudential	Prudential	Flexible	Conservative
	Money Market	Diversified Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$135,016,488	$91,524,977	$61,149,624	$3,775,105	$58,335,759

Net Assets	$135,016,488	$91,524,977	$61,149,624	$3,775,105	$58,335,759

NET ASSETS, representing:
Accumulation units	$135,016,488	$91,524,977	$61,149,624	$3,775,105	$58,335,759

	$135,016,488	$91,524,977	$61,149,624	$3,775,105	$58,335,759

Units outstanding	101,072,327	44,852,781	38,699,197	3,029,971	25,514,928

Portfolio shares held	13,501,649	8,113,916	2,740,907	227,690	3,863,295
Portfolio net asset value per share	$10.00	$11.28	$22.31	$16.58	$15.10
Investment in portfolio shares, at cost	$135,016,488	$90,452,884	$56,272,324	$3,421,879	$55,700,861

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
	SUBACCOUNTS

				Prudential	Prudential
	Prudential	Prudential		Flexible	Conservative
	Money Market	Diversified Bond	Prudential Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$1,269,333	$3,990,259	$742,776	$45,635	$1,203,254

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	533,009	444,834	243,178	24,995	332,475
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	533,009	444,834	243,178	24,995	332,475

NET INVESTMENT INCOME (LOSS)	736,324	3,545,425	499,598	20,640	870,779

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	360,082
Realized gain (loss) on shares redeemed	0	88,203	(13,499)	446	(102,420)
Net change in unrealized gain (loss) on investments	0	830,287	4,804,519	312,727	2,998,237

NET GAIN (LOSS) ON INVESTMENTS	0	918,490	4,791,020	313,173	3,255,899

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$736,324	$4,463,915	$5,290,618	$333,813	$4,126,678

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

			Prudential		Prudential
Prudential High	Prudential	Prudential	Natural		Government	Prudential Zero	Prudential
Yield Bond	Stock Index	Value	Resources	Prudential	Income	Coupon Bond	Jennison
Portfolio	Portfolio	Portfolio	Portfolio	Global Portfolio	Portfolio	2005 Portfolio	Portfolio

$8,312,795	$201,938,132	$14,286,958	$2,273,718	$14,321,324	$76,491,820	$25,198,787	$36,565,901

$8,312,795	$201,938,132	$14,286,958	$2,273,718	$14,321,324	$76,491,820	$25,198,787	$36,565,901

$8,312,795	$201,938,132	$14,286,958	$2,273,718	$14,321,324	$76,491,820	$25,198,787	$36,565,901

$8,312,795	$201,938,132	$14,286,958	$2,273,718	$14,321,324	$76,491,820	$25,198,787	$36,565,901

6,416,328	126,516,251	7,805,399	387,223	14,272,225	28,242,751	7,780,477	43,861,738

1,533,726	6,453,759	716,857	71,321	871,657	6,565,821	2,001,492	2,015,761
$5.42	$31.29	$19.93	$31.88	$16.43	$11.65	$12.59	$18.14
$8,234,046	$189,980,034	$12,618,847	$1,424,723	$13,134,587	$79,928,553	$25,942,018	$33,099,857

SUBACCOUNTS (Continued)

			Prudential		Prudential
Prudential High	Prudential		Natural		Government	Prudential Zero	Prudential
Yield Bond	Stock Index	Prudential Value	Resources	Prudential	Income	Coupon Bond	Jennison
Portfolio	Portfolio	Portfolio	Portfolio	Global Portfolio	Portfolio	2005 Portfolio	Portfolio

$546,342	$3,096,716	$182,756	$79,672	$119,447	$2,855,214	$1,062,052	$160,002

20,443	828,660	55,326	13,601	44,661	452,183	150,882	103,078
0	0	0	0	0	0	(57,041)	0

20,443	828,660	55,326	13,601	44,661	452,183	93,841	103,078

525,899	2,268,056	127,430	66,071	74,786	2,403,031	968,211	56,924

0	3,136,915	0	86,314	0	1,189,521	601,961	0
6,776	(231,518)	45,473	224,099	(328,576)	(38,605)	3,391	73,779
192,459	12,879,025	1,732,082	139,774	1,468,128	(1,678,769)	(1,523,511)	2,927,527

199,235	15,784,422	1,777,555	450,187	1,139,552	(527,853)	(918,159)	3,001,306

$725,134	$18,052,478	$1,904,985	$516,258	$1,214,338	$1,875,178	$50,052	$3,058,230

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

	SUBACCOUNTS

	Prudential Small	T. Rowe Price		Janus Aspen
	Capitalization	International	AIM V.I. Premier	Growth	MFS Emerging
	Stock Portfolio	Stock Portfolio	Equity Fund	Portfolio	Growth Series

ASSETS
Investment in the portfolios, at value	$23,544,100	$6,240,344	$2,121,404	$5,805,086	$4,508,071

Net Assets	$23,544,100	$6,240,344	$2,121,404	$5,805,086	$4,508,071

NET ASSETS, representing:
Accumulation units	$23,544,100	$6,240,344	$2,121,404	$5,805,086	$4,508,071

	$23,544,100	$6,240,344	$2,121,404	$5,805,086	$4,508,071

Units outstanding	7,256,037	7,022,102	3,075,106	8,094,772	6,854,795

Portfolio shares held	1,103,802	464,311	99,596	289,098	257,310
Portfolio net asset value per share	$21.33	$13.44	$21.30	$20.08	$17.52
Investment in portfolio shares, at cost	$16,558,505	$5,213,644	$2,151,049	$5,674,362	$5,030,342

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
	SUBACCOUNTS

	Prudential Small	T. Rowe Price		Janus Aspen
	Capitalization	International	AIM V.I. Premier	Growth	MFS Emerging
	Stock Portfolio	Stock Portfolio	Equity Fund	Portfolio	Growth Series

INVESTMENT INCOME
Dividend income	$125,001	$64,372	$9,291	$8,181	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	123,802	25,631	13,297	31,111	16,595
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	123,802	25,631	13,297	31,111	16,595

NET INVESTMENT INCOME (LOSS)	1,199	38,741	(4,006)	(22,930)	(16,595)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	76,967	0	0	0	0
Realized gain (loss) on shares redeemed	132,730	71,663	(33,977)	(28,421)	(105,452)
Net change in unrealized gain (loss) on investments	3,911,210	608,969	136,360	276,399	627,837

NET GAIN (LOSS) ON INVESTMENTS	4,120,907	680,632	102,383	247,978	522,385

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,122,106	$719,373	$98,377	$225,048	$505,790

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

		American	Prudential SP			Dreyfus Variable	Prudential SP
American	Franklin	Century VP	Alliance Large	Prudential SP		Investment	Goldman Sachs
Century VP	Templeton	Income &	Cap Growth	Davis Value	Dreyfus MidCap	Developing	Small Cap Value
Value Fund	Small Cap Fund	Growth Fund	Portfolio	Portfolio	Stock Portfolio	Leaders Portfolio	Portfolio

$9,458,107	$9,194,084	$3,165,463	$8,258,952	$27,126,610	$2,335,456	$3,628,115	$23,917,285

$9,458,107	$9,194,084	$3,165,463	$8,258,952	$27,126,610	$2,335,456	$3,628,115	$23,917,285

$9,458,107	$9,194,084	$3,165,463	$8,258,952	$27,126,610	$2,335,456	$3,628,115	$23,917,285

$9,458,107	$9,194,084	$3,165,463	$8,258,952	$27,126,610	$2,335,456	$3,628,115	$23,917,285

6,078,843	12,067,460	3,079,514	10,311,707	23,360,351	1,883,994	6,019,470	16,697,840

1,080,927	473,190	432,440	1,249,463	2,470,547	132,546	87,319	1,542,056
$8.75	$19.43	$7.32	$6.61	$10.98	$17.62	$41.55	$15.51
$7,530,398	$7,843,647	$2,657,441	$7,888,370	$21,904,992	$2,051,712	$3,001,424	$18,002,395

SUBACCOUNTS (Continued)

		American	Prudential SP			Dreyfus Variable	Prudential SP
American	Franklin	Century VP	Alliance Large	Prudential SP		Investment	Goldman Sachs
Century VP	Templeton	Income &	Cap Growth	Davis Value	Dreyfus MidCap	Developing	Small Cap Value
Value Fund	Small Cap Fund	Growth Fund	Portfolio	Portfolio	Stock Portfolio	Leaders Portfolio	Portfolio

$87,142	$0	$43,395	$0	$89,928	$8,374	$6,737	$31,507

54,588	28,564	5,907	18,015	61,899	3,606	6,648	50,507
0	0	0	0	0	0	0	0

54,588	28,564	5,907	18,015	61,899	3,606	6,648	50,507

32,554	(28,564)	37,488	(18,015)	28,029	4,768	89	(19,000

67,598	0	0	0	0	54,010	0	5,327
345,016	166,478	62,510	(23,051)	384,219	82,910	105,312	238,624
712,088	753,106	253,110	529,924	2,343,434	65,067	263,940	3,579,336

1,124,702	919,584	315,620	506,873	2,727,653	201,987	369,252	3,823,287

$1,157,256	$891,020	$353,108	$488,858	$2,755,682	$206,755	$369,341	$3,804,287

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

			SUBACCOUNTS

	Goldman Sachs			Prudential SP	Janus Aspen
	CORE Small		AIM V.I.	State Street Research	Mid Cap Growth
	Cap Equity	AIM V.I. Utilities	Technology	Small Cap Growth	Portfolio -
	Fund	Series	Series	Portfolio	Service Shares

ASSETS
Investment in the portfolios, at value	$2,077,400	$11,506	$776,166	$4,314,053	$3,480,341

Net Assets	$2,077,400	$11,506	$776,166	$4,314,053	$3,480,341

NET ASSETS, representing:
Accumulation units	$2,077,400	$11,506	$776,166	$4,314,053	$3,480,341

	$2,077,400	$11,506	$776,166	$4,314,053	$3,480,341

Units outstanding	1,418,263	15,378	2,810,465	4,798,680	6,517,859

Portfolio shares held	144,264	737	62,493	667,810	137,237
Portfolio net asset value per share	$14.40	$15.61	$12.42	$6.46	$25.36
Investment in portfolio shares, at cost	$1,676,709	$9,976	$702,700	$3,957,610	$2,814,298

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
			SUBACCOUNTS

	Goldman Sachs			Prudential SP	Janus Aspen
	CORE Small		AIM V.I.	State Street Research	Mid Cap Growth
	Cap Equity	AIM V.I. Utilities	Technology	Small Cap Growth	Portfolio -
	Fund	Series	Series	Portfolio	Service Shares

INVESTMENT INCOME
Dividend income	$3,225	$80	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	3,247	9	1,140	9,981	5,625
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	3,247	9	1,140	9,981	5,625

NET INVESTMENT INCOME (LOSS)	(22)	71	(1,140)	(9,981)	(5,625

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	82,674	0	0	0	0
Realized gain (loss) on shares redeemed	21,060	18	2,074	40,073	83,677
Net change in unrealized gain (loss) on investments	154,377	1,185	58,817	(37,924)	462,252

NET GAIN (LOSS) ON INVESTMENTS	258,111	1,203	60,891	2,149	545,929

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$258,089	$1,274	$59,751	$(7,832)	$540,304

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Janus Aspen							Prudential SP
Balanced	Oppenheimer	Prudential SP	Prudential SP	Janus Aspen	Prudential SP	Prudential SP	MFS Capital
Portfolio -	Aggressive	PIMCO Total	PIMCO High	Growth Portfolio -	Large Cap	AIM Core	Opportunities
Service Shares	Growth Fund/VA	Return Portfolio	Yield Portfolio	Service Shares	Value Portfolio	Equity Portfolio	Portfolio

$21,139,136	$1,009,674	$40,504,375	$6,390,339	1,577,174	$7,636,935	$2,044,378	$2,739,911

$21,139,136	$1,009,674	$40,504,375	$6,390,339	1,577,174	$7,636,935	$2,044,378	$2,739,911

$21,139,136	$1,009,674	$40,504,375	$6,390,339	1,577,174	$7,636,935	$2,044,378	$2,739,911

$21,139,136	$1,009,674	$40,504,375	$6,390,339	1,577,174	$7,636,935	$2,044,378	$2,739,911

19,744,023	1,730,227	30,947,725	4,685,253	1,780,789	6,476,373	1,960,344	3,315,209

837,525	23,136	3,467,840	598,907	79,455	660,634	277,769	385,903
$25.24	$43.64	$11.68	$10.67	$19.85	$11.56	$7.36	$7.10
$19,449,286	$796,953	$39,214,351	$5,969,451	1,384,422	$6,155,683	$1,763,439	$2,337,166

SUBACCOUNTS (Continued)

Janus Aspen							Prudential SP
Balanced	Oppenheimer	Prudential SP	Prudential SP	Janus Aspen	Prudential SP	Prudential SP	MFS Capital
Portfolio -	Aggressive	PIMCO Total	PIMCO High	Growth Portfolio -	Large Cap	AIM Core	Opportunities
Service Shares	Growth Fund/VA	Return Portfolio	Yield Portfolio	Service Shares	Value Portfolio	Equity Portfolio	Portfolio

$412,419	$0	$703,251	$445,942	$0	$42,435	$7,152	$4,182

30,204	1,834	90,535	19,560	3,288	15,873	4,181	6,029
0	0	0	0	0	0	0	0

30,204	1,834	90,535	19,560	3,288	15,873	4,181	6,029

382,215	(1,834)	612,716	426,382	(3,288)	26,562	2,971	(1,847)

0	0	626,208	62,163	0	0	0	0
84,196	19,539	234,189	267,891	21,655	79,890	32,031	31,931
828,602	144,785	347,512	(143,289)	49,916	925,271	110,124	257,335

912,798	164,324	1,207,909	186,765	71,571	1,005,161	142,155	289,266

$1,295,013	$162,490	$1,820,625	$613,147	$68,283	$1,031,723	$145,126	$287,419

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

			SUBACCOUNTS

	Prudential SP	Prudential SP
	Strategic Partners	Mid Cap	SP Prudential	Prudential SP	Prudential SP
	Focused	Growth	U.S. Emerging	AIM Aggressive	Technology
	Growth Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$1,848,179	$7,708,810	$9,345,962	$3,533,314	$2,355,099

Net Assets	$1,848,179	$7,708,810	$9,345,962	$3,533,314	$2,355,099

NET ASSETS, representing:
Accumulation units	$1,848,179	$7,708,810	$9,345,962	$3,533,314	$2,355,099

	$1,848,179	$7,708,810	$9,345,962	$3,533,314	$2,355,099

Units outstanding	1,917,342	9,615,603	8,887,756	3,618,207	3,251,148

Portfolio shares held	264,026	1,125,374	1,158,112	486,682	493,731
Portfolio net asset value per share	$7.00	$6.85	$8.07	$7.26	$4.77
Investment in portfolio shares, at cost	$1,622,777	$6,281,860	$7,207,943	$2,917,368	$2,181,607

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
			SUBACCOUNTS

	Prudential SP	Prudential SP
	Strategic Partners	Mid Cap	SP Prudential	Prudential SP	Prudential SP
	Focused	Growth	U.S. Emerging	AIM Aggressive	Technology
	Growth Portfolio	Portfolio	Growth Portfolio	Growth Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	4,266	16,420	20,589	7,668	5,335
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	4,266	16,420	20,589	7,668	5,335

NET INVESTMENT INCOME (LOSS)	(4,266)	(16,420)	(20,589)	(7,668)	(5,335)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	1,697	0	0
Realized gain (loss) on shares redeemed	38,430	60,317	84,507	92,655	8,832
Net change in unrealized gain (loss) on investments	123,281	1,119,627	1,444,743	282,187	9,361

NET GAIN (LOSS) ON INVESTMENTS	161,711	1,179,944	1,530,947	374,842	18,193

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$157,445	$1,163,524	$1,510,358	$367,174	$12,858

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

Prudential SP	Prudential SP	Prudential SP	Prudential SP	Janus Aspen	Prudential SP	Prudential SP
Conservative	Balanced Asset	Growth Asset	Aggressive Growth	International	William Blair	LSV	M Financial
Asset Allocation	Allocation	Allocation	Asset Allocation	Growth Portfolio -	International	International	Turner Core
Portfolio	Portfolio	Portfolio	Portfolio	Service Shares	Growth Portfolio	Value Portfolio	Growth Fund

$5,712,698	$20,301,420	$27,302,555	$7,825,594	5,296,681	$4,482,701	$10,125,377	$219,320

$5,712,698	$20,301,420	$27,302,555	$7,825,594	5,296,681	$4,482,701	$10,125,377	$219,320

$5,712,698	$20,301,420	$27,302,555	$7,825,594	5,296,681	$4,482,701	$10,125,377	$219,320

$5,712,698	$20,301,420	$27,302,555	$7,825,594	5,296,681	$4,482,701	$10,125,377	$219,320

4,690,269	17,278,574	23,745,682	7,027,569	6,570,749	3,916,946	9,887,155	19,061

510,062	1,909,823	2,785,975	871,447	196,610	654,409	1,145,405	14,991
$11.20	$10.63	$9.80	$8.98	26.94	$6.85	$8.84	$14.63
$5,054,799	$17,394,207	$23,122,264	$6,658,975	4,270,655	$3,619,353	$8,111,195	$200,652

SUBACCOUNTS (Continued)

Prudential SP	Prudential SP	Prudential SP	Prudential SP	Janus Aspen	Prudential SP	Prudential SP
Conservative	Balanced Asset	Growth Asset	Aggressive Growth	International	William Blair	LSV	M Financial
Asset Allocation	Allocation	Allocation	Asset Allocation	Growth Portfolio -	International	International	Turner Core
Portfolio	Portfolio	Portfolio	Portfolio	Service Shares	Growth Portfolio	Value Portfolio	Growth Fund

$61,263	$116,921	$72,470	$2,296	$41,138	$5,444	$37,126	$536

16,414	45,243	51,653	13,644	8,872	9,367	22,438	0
0	0	0	0	0	0	0	0

16,414	45,243	51,653	13,644	8,872	9,367	22,438	0

44,849	71,678	20,817	(11,348)	32,266	(3,923)	14,688	536

11,894	10,264	0	0	0	0	0	0
83,254	126,280	190,820	91,886	67,240	75,203	104,724	191
293,520	1,591,509	2,494,549	756,976	706,737	508,522	1,202,067	18,668

388,668	1,728,053	2,685,369	848,862	773,977	583,725	1,306,791	18,859

$433,517	$1,799,731	$2,706,186	$837,514	$806,243	$579,802	$1,321,479	$19,395

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

			SUBACCOUNTS

	M Financial	M Financial	M Financial
	Frontier Capital	Brandes	Business
	Appreciation	International	Opportunity	ProFund VP	ProFund VP
	Fund	Equity Fund	Value Fund	Asia 30 Fund	Banks Fund

ASSETS
Investment in the portfolios, at value	$347,594	$651,148	$228,283	$0	$0

Net Assets	$347,594	$651,148	$228,283	$0	$0

NET ASSETS, representing:
Accumulation units	$347,594	$651,148	$228,283	$0	$0

	$347,594	$651,148	$228,283	$0	$0

Units outstanding	30,761	50,060	17,865	0	0

Portfolio shares held	16,122	38,303	18,666	0	0
Portfolio net asset value per share	$21.56	$17.00	$12.23	$37.30	$36.81
Investment in portfolio shares, at cost	$322,394	$600,661	$206,115	$0	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
			SUBACCOUNTS

	M Financial	M Financial	M Financial
	Frontier Capital	Brandes	Business
	Appreciation	International	Opportunity	ProFund VP	ProFund VP
	Fund	Equity Fund	Value Fund	Asia 30 Fund	Banks Fund

INVESTMENT INCOME
Dividend income	$0	$6,671	$1,187	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	0	0	0	11	1
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	0	0	0	11	1

NET INVESTMENT INCOME (LOSS)	0	6,671	1,187	(11)	(1)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	31,361	1,421	0	0
Realized gain (loss) on shares redeemed	(363)	998	439	(1,045)	(184)
Net change in unrealized gain (loss) on investments	25,200	50,487	22,168	(627)	0

NET GAIN (LOSS) ON INVESTMENTS	24,837	82,846	24,028	(1,672)	(184)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$24,837	$89,517	$25,215	$(1,683)	$(185)

* Represents less than one share

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

ProFund VP			ProFund VP		ProFund VP	ProFund VP
Basic Materials	ProFund VP		Biotechnology	ProFund VP	Consumer	Consumer	ProFund VP		ProFund VP
Fund	Bear Fund		Fund	UltraBull Fund	Services Fund	Goods Fund	Oil & Gas Fund		Europe 30 Fund

$553	$1		$6,958	$175,518	$0	$0	$1		$9,631

$553	$1		$6,958	$175,518	$0	$0	$1		$9,631

$553	$1		$6,958	$175,518	$0	$0	$1		$9,631

$553	$1		$6,958	$175,518	$0	$0	$1		$9,631

371	1		4,672	102,473	0	0	1		6,144

15	0	*	363	7,685	0	0	0	*	341
$36.18	$28.61		$19.18	$22.84	$29.99	$30.00	$36.63		$28.28
$513	$1		$6,860	$175,028	$0	$0	$1		$9,130

SUBACCOUNTS (Continued)

ProFund VP			ProFund VP		ProFund VP	ProFund VP
Basic Materials	ProFund VP		Biotechnology	ProFund VP	Consumer	Consumer	ProFund VP		ProFund VP
Fund	Bear Fund		Fund	UltraBull Fund	Services Fund	Goods Fund	Oil & Gas Fund		Europe 30 Fund

$2	$0		$0	$0	$0	$0	$0		$11

6	474		2	275	2	8	41		24
0	0		0	0	0	0	0		0

6	474		2	275	2	8	41		24

(4)	(474)		(2)	(275)	(2)	(8)	(41)		(13)

17	0		0	7,701	0	0	0		71
(713)	16,057		(1,044)	(10,515)	(10)	(294)	3,068		4,457
40	0		98	490	0	0	0		(1,580)

(656)	16,057		(946)	(2,324)	(10)	(294)	3,068		2,948

$(660)	$15,583		$(948)	$(2,599)	$(12)	$(302)	$3,027		$2,935

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

			SUBACCOUNTS

	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP
	Financials Fund	Health Care Fund	Industrials Fund	Internet Fund	Japan Fund

ASSETS
Investment in the portfolios, at value	$18,539	$21,241	$0	$9,588	$0

Net Assets	$18,539	$21,241	$0	$9,588	$0

NET ASSETS, representing:
Accumulation units	$18,539	$21,241	$0	$9,588	$0

	$18,539	$21,241	$0	$9,588	$0

Units outstanding	13,491	18,154	0	5,520	0

Portfolio shares held	548	804	0	177	0
Portfolio net asset value per share	$33.80	$26.42	$33.09	$54.32	$27.62
Investment in portfolio shares, at cost	$18,292	$20,851	$0	$9,330	$0

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
			SUBACCOUNTS

	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP
	Financials Fund	Health Care Fund	Industrials Fund	Internet Fund	Japan Fund

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	4	28	2	2	24
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	4	28	2	2	24

NET INVESTMENT INCOME (LOSS)	(4)	(28)	(2)	(2)	(24)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	689
Realized gain (loss) on shares redeemed	371	41	(180)	(281)	(1,319)
Net change in unrealized gain (loss) on investments	247	(363)	0	258	0

NET GAIN (LOSS) ON INVESTMENTS	618	(322)	(180)	(23)	(630)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$614	$(350)	$(182)	$(25)	$(654)

* Represents less than one share

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

							ProFund VP
ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	Rising Rates
Mid-Cap	Mid-Cap	Money Market	OTC	Pharmaceuticals	Precious Metals	Real Estate	Opportunity
Growth Fund	Value Fund	Fund	Fund	Fund	Fund	Fund	Fund

$30,382	$37,018	$1,277,759	$17,145	$0	$0	$18,903	$21,931

$30,382	$37,018	$1,277,759	$17,145	$0	$0	$18,903	$21,931

$30,382	$37,018	$1,277,759	$17,145	$0	$0	$18,903	$21,931

$30,382	$37,018	$1,277,759	$17,145	$0	$0	$18,903	$21,931

22,015	23,637	1,282,994	11,256	0	0	11,522	27,603

939	1,062	1,277,759	1,042	0 *	0	374	1,055
$32.34	$34.87	$1.00	$16.45	$23.54	$32.58	$50.49	$20.78
$28,620	$35,634	$1,277,759	$16,671	$0	$0	$18,830	$22,769

SUBACCOUNTS (Continued)

							ProFund VP
ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	Rising Rates
Mid-Cap	Mid-Cap	Money Market	OTC	Pharmaceuticals	Precious Metals	Real Estate	Opportunity
Growth Fund	Value Fund	Fund	Fund	Fund	Fund	Fund	Fund

$0	$0	$795	$0	$0	$0	$1,816	$0

45	51	3,538	120	1	44	142	957
0	0	0	0	0	0	0	0

45	51	3,538	120	1	44	142	957

(45)	(51)	(2,743)	(120)	(1)	(44)	1,674	(957)

563	673	0	553	0	0	214	0
(1,484)	2,309	0	17,660	(541)	(22,560)	3,912	104,589
1,752	(842)	0	474	0	103	(125)	(922)

831	2,140	0	18,687	(541)	(22,457)	4,001	103,667

$786	$2,089	$(2,743)	$18,567	$(542)	$(22,501)	$5,675	$102,710

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2004

	SUBACCOUNTS

	ProFund VP		ProFund VP	ProFund VP	ProFund VP	ProFund VP
	Semiconductor	ProFund VP	Short Small-Cap	Small-Cap	Small-Cap Growth	Small-Cap Value
	Fund	Short OTC Fund	Fund	Fund	Fund	Fund

ASSETS
Investment in the portfolios, at value	$0	$1,136,446	$61,065	$5,129	$23,340	$13,436

Net Assets	$0	$1,136,446	$61,065	$5,129	$23,340	$13,436

NET ASSETS, representing:
Accumulation units	$0	$1,136,446	$61,065	$5,129	$23,340	$13,436

	$0	$1,136,446	$61,065	$5,129	$23,340	$13,436

Units outstanding	0	2,024,127	96,846	3,132	14,878	8,393

Portfolio shares held	0	61,730	3,567	143	647	401
Portfolio net asset value per share	$22.00	$18.41	$17.12	$35.93	$36.08	$33.54
Investment in portfolio shares, at cost	$0	$1,354,156	$61,065	$4,984	$22,740	$12,237

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
			SUBACCOUNTS

	ProFund VP		ProFund VP	ProFund VP	ProFund VP	ProFund VP
	Semiconductor	ProFund VP	Short Small-Cap	Small-Cap	Small-Cap Growth	Small-Cap Value
	Fund	Short OTC Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividend income	$0	$0	$0	$0	$0	$0

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk	6	1,414	122	11	42	42
Reimbursement for excess expenses	0	0	0	0	0	0

NET EXPENSES	6	1,414	122	11	42	42

NET INVESTMENT INCOME (LOSS)	(6)	(1,414)	(122)	(11)	(42)	(42)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	131	701	426
Realized gain (loss) on shares redeemed	232	(83,128)	16,208	(36)	(677)	(167)
Net change in unrealized gain (loss)
on investments	(533)	(210,202)	0	145	524	549

NET GAIN (LOSS) ON INVESTMENTS	(301)	(293,330)	16,208	240	548	808

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	$(307)	$(294,744)	$16,086	$229	$506	$766

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP		ProFund VP
Technology	Telecommunications	U.S. Government	UltraMid-Cap	UltraOTC	UltraSmall-Cap	ProFund VP	Utilities
Fund	Fund	Plus Fund	Fund	Fund	Fund	Bull Fund	Fund

$0	$9,976	$112,660	$22,753	$173,857	$23,128	$31,265	$15

$0	$9,976	$112,660	$22,753	$173,857	$23,128	$31,265	$15

$0	$9,976	$112,660	$22,753	$173,857	$23,128	$31,265	$15

$0	$9,976	$112,660	$22,753	$173,857	$23,128	$31,265	$15

0	8,591	102,264	10,872	83,146	9,010	23,562	10

0	654	3,665	643	56,447	752	1,133	1
$15.30	$15.25	$30.74	$35.37	$3.08	$30.75	$27.59	$26.55
$0	$10,058	$112,524	$21,964	$173,431	$22,694	$30,196	$14

SUBACCOUNTS (Continued)

ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP		ProFund VP
Technology	Telecommunications	U.S. Government	UltraMid-Cap	UltraOTC	UltraSmall-Cap	ProFund VP	Utilities
Fund	Fund	Plus Fund	Fund	Fund	Fund	Bull Fund	Fund

$0	$84	$572	$0	$0	$0	$0	$463

9	4	147	182	295	234	147	56
0	0	0	0	0	0	0	0

9	4	147	182	295	234	147	56

(9)	80	425	(182)	(295)	(234)	(147)	407

0	299	0	3,766	4,950	12,426	612	976
(1,609)	(322)	(9,709)	(7,518)	(108,896)	(32,243)	4,597	3,063
(176)	(82)	8,283	286	226	(6,163)	598	(220)

(1,785)	(105)	(1,426)	(3,466)	(103,720)	(25,980)	5,807	3,819

$(1,794)	$(25)	$(1,001)	$(3,648)	$(104,015)	$(26,214)	$5,660	$4,226

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

	SUBACCOUNTS

	Prudential		Prudential
	Money Market		Diversified Bond		Prudential Equity
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$736,324	$455,730	$3,545,425	$3,208,850	$499,598	$255,480
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	88,203	(180,342)	(13,499)	(5,453,538)
Net change in unrealized gain (loss)
on investments	0	0	830,287	3,061,103	4,804,519	17,521,599

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	736,324	455,730	4,463,915	6,089,611	5,290,618	12,323,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	58,265,949	68,907,934	9,336,504	7,894,105	9,837,244	9,772,691
Policy loans	(195,392)	(1,094,536)	(216,939)	(66,879)	(217,410)	(66,374)
Policy loan repayments and interest	981,112	204,611	21,208	3,853	11,450	14,673
Surrenders, withdrawals and death benefits	(4,601,978)	(2,603,436)	(2,749,124)	(1,898,715)	(830,259)	(2,617,238)
Net transfers between other subaccounts
or fixed rate option	(28,167,755)	(41,418,681)	(487,068)	(10,725,861)	(2,244,252)	(2,017,156)
Withdrawal and other charges	(11,012,706)	(11,493,371)	(4,415,917)	(4,342,121)	(4,347,337)	(3,804,966)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	15,269,230	12,502,521	1,488,664	(9,135,618)	2,209,436	1,281,630

TOTAL INCREASE (DECREASE) IN
NET ASSETS	16,005,554	12,958,251	5,952,579	(3,046,007)	7,500,054	13,605,171

NET ASSETS
Beginning of period	119,010,934	106,052,683	85,572,398	88,618,405	53,649,570	40,044,399

End of period	$135,016,488	$119,010,934	$91,524,977	$85,572,398	$61,149,624	$53,649,570

Beginning units	91,975,506	80,788,158	42,294,062	44,141,647	34,244,410	28,392,440

Units issued	78,888,174	78,407,052	12,508,049	13,498,103	14,318,064	18,585,605
Units redeemed	(69,791,353)	(67,219,704)	(9,949,330)	(15,345,688)	(9,863,277)	(12,733,635)

Ending units	101,072,327	91,975,506	44,852,781	42,294,062	38,699,197	34,244,410

The accompanying notes are an integral part of these financial statements.

A15

Prudential		Prudential		Prudential		Prudential
Flexible Managed		Conservative		High Yield Bond		Stock Index
Portfolio		Balanced Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$20,640	$47,448	$870,779	$911,721	$525,899	$446,129	$2,268,056	$1,514,929
0	0	360,082	0	0	0	3,136,915	4,706,318
446	(231,739)	(102,420)	(271,321)	6,776	(221,931)	(231,518)	(2,951,808)

312,727	854,660	2,998,237	7,316,034	192,459	955,884	12,879,025	32,063,846

333,813	670,369	4,126,678	7,956,434	725,134	1,180,082	18,052,478	35,333,285

365,330	385,828	1,083,251	1,570,214	1,962,437	1,744,222	24,409,640	20,940,209
(3,882)	(15,436)	(124)	(14,120)	(76,543)	(19,899)	(854,140)	(96,734)
8,111	16,458	20,946	32,626	3,244	1,331	71,782	33,955
(206,553)	(357,398)	(176,036)	(1,104,410)	(414,389)	(151,153)	(4,802,842)	(2,561,441)

270,199	(741,470)	(5,660,484)	12,378,890	1,020,613	(225,463)	1,184,952	12,139,198
(125,231)	(125,411)	(1,100,509)	(892,225)	(1,047,260)	(911,385)	(9,533,250)	(7,550,328)

307,974	(837,429)	(5,832,956)	11,970,975	1,448,102	437,653	10,476,142	22,904,859

641,787	(167,060)	(1,706,278)	19,927,409	2,173,236	1,617,735	28,528,620	58,238,144

3,133,318	3,300,378	60,042,037	40,114,628	6,139,559	4,521,824	173,409,512	115,171,368

$3,775,105	$3,133,318	$58,335,759	$60,042,037	$8,312,795	$6,139,559	$201,938,132	$173,409,512

2,676,625	2,992,911	27,883,017	20,528,563	5,186,442	4,453,334	113,050,073	83,776,829

649,853	568,746	5,890,484	9,357,937	2,658,289	2,215,620	40,208,296	50,388,020
(296,507)	(885,032)	(8,258,573)	(2,003,483)	(1,428,403)	(1,482,512)	(26,742,118)	(21,114,776)

3,029,971	2,676,625	25,514,928	27,883,017	6,416,328	5,186,442	126,516,251	113,050,073

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

	SUBACCOUNTS

	Prudential		Prudential		Prudential
	Value		Natural Resources		Global
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$127,430	$111,545	$66,071	$68,976	$74,786	$(4,506)
Capital gains distributions received	0	0	86,314	122,926	0	0
Realized gain (loss) on shares redeemed	45,473	(778,481)	224,099	65,399	(328,576)	(564,201)
Net change in unrealized gain (loss)
on investments	1,732,082	2,943,035	139,774	358,124	1,468,128	3,145,511

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	1,904,985	2,276,099	516,258	615,425	1,214,338	2,576,804

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	992,784	1,143,296	79,140	49,552	2,545,800	2,321,300
Policy loans	(14,037)	(5,129)	0	(4)	(71,361)	(3,042)
Policy loan repayments and interest	133	86	0	0	12,469	11,203
Surrenders, withdrawals and death benefits	(220,340)	(244,420)	0	(257,882)	(284,303)	(636,450)
Net transfers between other subaccounts
or fixed rate option	657,226	135,247	(372,011)	9,048	765,969	639,096
Withdrawal and other charges	(362,078)	(258,621)	(51,368)	(47,490)	(1,049,754)	(794,769)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	1,053,688	770,459	(344,239)	(246,776)	1,918,820	1,537,338

TOTAL INCREASE (DECREASE) IN
NET ASSETS	2,958,673	3,046,558	172,019	368,649	3,133,158	4,114,142

NET ASSETS
Beginning of period	11,328,285	8,281,727	2,101,699	1,733,050	11,188,166	7,074,024

End of period	$14,286,958	$11,328,285	$2,273,718	$2,101,699	$14,321,324	$11,188,166

Beginning units	7,048,315	6,710,637	445,364	507,425	12,072,678	9,646,483

Units issued	1,716,734	2,613,093	43,283	56,333	4,794,387	5,130,607
Units redeemed	(959,650)	(2,275,415)	(101,424)	(118,394)	(2,594,840)	(2,704,412)

Ending units	7,805,399	7,048,315	387,223	445,364	14,272,225	12,072,678

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential
Government Income		Zero Coupon Bond		Jennison		Small Capitalization
Portfolio		2005 Portfolio		Portfolio		Stock Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$2,403,031	$2,222,355	$968,211	$1,035,601	$56,924	$(9,995)	$1,199	$(16,615)
1,189,521	2,166,675	601,961	16,968	0	0	76,967	102,481
(38,605)	(51,423)	3,391	95,997	73,779	(523,905)	132,730	(14,137)

(1,678,769)	(2,918,548)	(1,523,511)	(740,916)	2,927,527	6,223,696	3,911,210	5,175,421

1,875,178	1,419,059	50,052	407,650	3,058,230	5,689,796	4,122,106	5,247,150

65,828	12,379,878	35,311	44,647	10,053,375	9,396,271	46,290	61,916
0	(4)	0	0	(310,939)	(33,242)	0	0
0	0	0	0	34,324	28,762	0	0
0	(272,148)	0	(1,404,146)	(1,173,952)	(1,067,079)	(66,845)	(183,351)

(214,584)	(2,042,634)	(84,114)	(55,103)	1,417,482	1,156,419	(15)	556,467
(403,899)	(415,273)	(111,604)	(124,018)	(4,431,851)	(4,060,034)	(209,580)	(183,652)

(552,655)	9,649,819	(160,407)	(1,538,620)	5,588,439	5,421,097	(230,150)	251,380

1,322,523	11,068,878	(110,355)	(1,130,970)	8,646,669	11,110,893	3,891,956	5,498,530

75,169,297	64,100,419	25,309,142	26,440,112	27,919,232	16,808,339	19,652,144	14,153,614

$76,491,820	$75,169,297	$25,198,787	$25,309,142	$36,565,901	$27,919,232	$23,544,100	$19,652,144

28,451,880	24,711,509	7,830,072	8,306,821	36,809,502	28,668,104	7,347,420	7,273,033

47,136	5,018,529	21,821	21,858	16,428,064	19, 115,160	130,692	292,212
(256,265)	(1,278,158)	(71,416)	(498,607)	(9,375,828)	(10,973,762)	(222,075)	(217,825)

28,242,751	28,451,880	7,780,477	7,830,072	43,861,738	36,809,502	7,256,037	7,347,420

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003
			SUBACCOUNTS

	T. Rowe Price
	International Stock		AIM V.I. Premier		Janus Aspen Growth
	Portfolio		Equity Fund		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$38,741	$37,540	$(4,006)	$(6,284)	$(22,930)	$(22,534)
Capital gains distributions received	0	4,344	0	0	0	0
Realized gain (loss) on shares redeemed	71,663	(72,518)	(33,977)	(71,010)	(28,421)	(153,744)
Net change in unrealized gain (loss)
on investments	608,969	1,265,872	136,360	452,399	276,399	1,421,749

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	719,373	1,235,238	98,377	375,105	225,048	1,245,471

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	555,411	546,963	441,456	432,048	822,333	751,550
Policy loans	(29,733)	(12,178)	(14,432)	(59)	(1,468)	0
Policy loan repayments and interest	11,397	11,209	134	103	20,869	21,004
Surrenders, withdrawals and death benefits	(213,717)	(13,398)	(102,752)	(27,391)	(167,736)	(42,436)
Net transfers between other subaccounts
or fixed rate option	90,601	200,334	(171,057)	(65,223)	(194,102)	11,210
Withdrawal and other charges	(199,403)	(163,360)	(105,417)	(104,259)	(283,136)	(265,600)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	214,556	569,570	47,932	235,219	196,760	475,728

TOTAL INCREASE (DECREASE) IN
NET ASSETS	933,929	1,804,808	146,309	610,324	421,808	1,721,199

NET ASSETS
Beginning of period	5,306,415	3,501,607	1,975,095	1,364,771	5,383,278	3,662,079

End of period	$6,240,344	$5,306,415	$2,121,404	$1,975,095	$5,805,086	$5,383,278

Beginning units	6,772,107	5,788,909	3,026,408	2,613,292	7,778,703	7,008,417

Units issued	1,378,581	1,851,396	699,349	859,877	1,714,323	2,230,222
Units redeemed	(1,128,586)	(868,198)	(650,651)	(446,761)	(1,398,254)	(1,459,936)

Ending units	7,022,102	6,772,107	3,075,106	3,026,408	8,094,772	7,778,703

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

						American Century VP
MFS Emerging		American Century VP		Franklin Templeton		Income & Growth
Growth Series		Value Fund		Small Cap Fund		Fund

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(16,595)	$(16,338)	$32,554	$21,912	$(28,564)	$(19,026)	$37,488	$24,594
0	0	67,598	0	0	0	0	0
(105,452)	(361,666)	345,016	(1,827)	166,478	(94,463)	62,510	(33,005)

627,837	1,354,397	712,088	1,601,045	753,106	1,828,764	253,110	668,510

505,790	976,393	1,157,256	1,621,130	891,020	1,715,275	353,108	660,099

572,413	605,281	604,881	617,203	709,742	668,794	156,018	272,188
(41,854)	(334)	(8,233)	(6,799)	(42,262)	(647)	0	0
388	353	35	0	559	551	0	0
(190,752)	(364,078)	(501,877)	(9,937)	(251,777)	(61,858)	0	(36,141)

(93,951)	(358,995)	(732,500)	2,173,464	679,417	1,083,125	201,905	(408,904)
(162,849)	(164,733)	(182,631)	(137,245)	(218,106)	(138,377)	(56,471)	(47,758)

83,395	(282,506)	(820,325)	2,636,686	877,573	1,551,588	301,452	(220,615)

589,185	693,887	336,931	4,257,816	1,768,593	3,266,863	654,560	439,484

3,918,886	3,224,999	9,121,176	4,863,360	7,425,491	4,158,628	2,510,903	2,071,419

$4,508,071	$3,918,886	$9,458,107	$9,121,176	$9,194,084	$7,425,491	$3,165,463	$2,510,903

6,795,669	7,264,158	6,697,802	4,491,803	10,827,668	8,290,872	2,754,391	2,933,398

1,037,158	1,348,120	549,203	2,862,314	4,639,213	3,531,215	1,016,616	970,622
(978,032)	(1,816,609)	(1,168,162)	(656,315)	(3,399,421)	(994,419)	(691,493)	(1,149,629)

6,854,795	6,795,669	6,078,843	6,697,802	12,067,460	10,827,668	3,079,514	2,754,391

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential SP		Prudential SP		Dreyfus
	Alliance Large Cap		Davis Value		MidCap Stock
	Growth Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(18,015)	$(13,092)	$28,029	$30,208	$4,768	$1,405
Capital gains distributions received	0	0	0	0	54,010	0
Realized gain (loss) on shares redeemed	(23,051)	(259,877)	384,219	(4,545)	82,910	8,234
Net change in unrealized gain (loss)
on investments	529,924	1,412,685	2,343,434	3,843,239	65,067	270,374

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	488,858	1,139,716	2,755,682	3,868,902	206,755	280,013

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,493,945	2,359,559	7,854,708	6,605,393	280,927	170,444
Policy loans	(67,972)	(11,419)	(358,122)	(21,491)	0	0
Policy loan repayments and interest	8,145	1,583	23,619	20,430	0	0
Surrenders, withdrawals and death benefits	(232,198)	(288,720)	(1,442,542)	(361,698)	(5,353)	(17,798)
Net transfers between other subaccounts
or fixed rate option	82,690	272,737	2,885,762	1,938,289	476,392	357,404
Withdrawal and other charges	(1,052,874)	(972,694)	(3,735,268)	(3,071,685)	(28,972)	(16,895)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	1,231,736	1,361,046	5,228,157	5,109,238	722,994	493,155

TOTAL INCREASE (DECREASE) IN
NET ASSETS	1,720,594	2,500,762	7,983,839	8,978,140	929,749	773,168

NET ASSETS
Beginning of period	6,538,358	4,037,596	19,142,771	10,164,631	1,405,707	632,539

End of period	$8,258,952	$6,538,358	$27,126,610	$19,142,771	$2,335,456	$1,405,707

Beginning units	8,917,684	6,955,084	18,726,405	12,835,429	1,295,499	766,296

Units issued	3,936,628	4,939,408	10,744,917	10,290,589	1,414,830	738,084
Units redeemed	(2,542,605)	(2,976,808)	(6,110,971)	(4,399,613)	(826,335)	(208,881)

Ending units	10,311,707	8,917,684	23,360,351	18,726,405	1,883,994	1,295,499

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)

Dreyfus		Prudential SP
Variable Investment		Goldman Sachs Small Cap		Goldman Sachs CORE		AIM V.I.
Developing Leaders Portfolio		Value Portfolio		Small Cap Equity Fund		Utilities Series

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$89	$(3,386)	$(19,000)	$(25,257)	$(22)	$762	$71	$26
0	0	5,327	0	82,674	44,094	0	0
105,312	(13,374)	238,624	(26,139)	21,060	2,002	18	(32)

263,940	624,179	3,579,336	3,393,156	154,377	390,263	1,185	365

369,341	607,419	3,804,287	3,341,760	258,089	437,121	1,274	359

478,652	322,042	7,104,585	5,724,553	232,294	233,374	4,939	702
0	0	(307,862)	(24,418)	(6,083)	(5,307)	0	0
0	0	17,399	13,464	0	0	0	0
(18,191)	(31,747)	(757,791)	(402,290)	0	0	0	0

31,444	551,787	2,173,337	1,584,099	168,667	11,938	2,595	(1,000)
(78,968)	(34,829)	(3,415,323)	(2,707,130)	(107,534)	(94,917)	(162)	(118)

412,937	807,253	4,814,345	4,188,278	287,344	145,088	7,372	(416)

782,278	1,414,672	8,618,632	7,530,038	545,433	582,209	8,646	(57)

2,845,837	1,431,165	15,298,653	7,768,615	1,531,967	949,758	2,860	2,917

$3,628,115	$2,845,837	$23,917,285	$15,298,653	$2,077,400	$1,531,967	$11,506	$2,860

5,247,137	3,468,230	12,811,700	8,621,504	1,214,180	1,096,921	4,714	5,637

1,882,746	3,293,328	7,920,865	7,877,205	305,975	235,300	10,911	1,284
(1,110,413)	(1,514,421)	(4,034,725)	(3,687,009)	(101,892)	(118,041)	(247)	(2,207)

6,019,470	5,247,137	16,697,840	12,811,700	1,418,263	1,214,180	15,378	4,714

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

			Prudential SP		Janus Aspen
	AIM V.I. Technology		State Street Research		Mid Cap Growth Portfolio -
	Series		Small Cap Growth Portfolio		Service Shares

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(1,140)	$(675)	$(9,981)	$(5,977)	$(5,625)	$(3,030)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	2,074	(11,012)	40,073	(5,909)	83,677	(20,605)
Net change in unrealized gain (loss)
on investments	58,817	138,732	(37,924)	693,787	462,252	480,805

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	59,751	127,045	(7,832)	681,901	540,304	457,170

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	33,995	39,783	1,736,509	1,388,489	112,940	148,635
Policy loans	0	0	(96,578)	(6,944)	(12,028)	0
Policy loan repayments and interest	0	0	3,060	309	102	0
Surrenders, withdrawals and death benefits	(13,616)	(15,573)	(266,029)	(124,939)	0	(26,576)
Net transfers between other subaccounts
or fixed rate option	304,994	(7,416)	528,281	429,790	966,428	103,703
Withdrawal and other charges	(7,252)	(6,867)	(777,326)	(687,601)	(49,887)	(30,772)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	318,121	9,927	1,127,917	999,104	1,017,555	194,990

TOTAL INCREASE (DECREASE) IN
NET ASSETS	377,872	136,972	1,120,085	1,681,005	1,557,859	652,160

NET ASSETS
Beginning of period	398,294	261,322	3,193,968	1,512,963	1,922,482	1,270,322

End of period	$776,166	$398,294	$4,314,053	$3,193,968	$3,480,341	$1,922,482

Beginning units	1,506,122	1,432,922	3,542,398	2,261,312	4,328,842	3,847,013

Units issued	1,586,372	419,349	2,957,908	2,475,049	4,073,118	1,134,205
Units redeemed	(282,029)	(346,149)	(1,701,626)	(1,193,963)	(1,884,101)	(652,376)

Ending units	2,810,465	1,506,122	4,798,680	3,542,398	6,517,859	4,328,842

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)

Janus Aspen		Oppenheimer		Prudential SP		Prudential SP
Balanced Portfolio -		Aggressive		PIMCO Total Return		PIMCO High Yield
Service Shares		Growth Fund/VA		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$382,215	$184,925	$(1,834)	$(730)	$612,716	$683,557	$426,382	$326,799
0	0	0	0	626,208	599,585	62,163	0
84,196	10,124	19,539	738	234,189	135,748	267,891	19,098

828,602	1,228,137	144,785	81,434	347,512	159,018	(143,289)	634,769

1,295,013	1,423,186	162,490	81,442	1,820,625	1,577,908	613,147	980,666

5,511,367	6,018,756	217,929	33,541	7,783,050	7,268,388	1,671,345	907,808
0	0	0	0	(244,734)	(1,193)	(26,688)	(10,271)
0	0	0	0	20,301	10,498	1,137	907
(8,143)	(4,868)	(8,653)	(24,674)	(1,722,942)	(569,730)	(256,433)	(67,332)

59,129	(807,772)	80,830	456,025	1,859,796	3,953,598	(1,489,921)	1,569,792
(394,723)	(215,640)	(35,600)	(5,398)	(3,090,074)	(2,685,272)	(743,309)	(528,088)

5,167,630	4,990,476	254,506	459,494	4,605,397	7,976,289	(843,869)	1,872,816

6,462,643	6,413,662	416,996	540,936	6,426,022	9,554,197	(230,722)	2,853,482

14,676,493	8,262,831	592,678	51,742	34,078,353	24,524,156	6,621,061	3,767,579

$21,139,136	$14,676,493	$1,009,674	$592,678	$40,504,375	$34,078,353	$6,390,339	$6,621,061

14,816,060	9,466,821	1,210,560	132,295	27,143,918	20,532,038	5,303,394	3,684,613

6,088,458	6,906,928	754,030	1,176,021	12,906,784	13,174,765	2,441,437	2,360,531
(1,160,495)	(1,557,689)	(234,363)	(97,756)	(9,102,977)	(6,562,885)	(3,059,578)	(741,750)

19,744,023	14,816,060	1,730,227	1,210,560	30,947,725	27,143,918	4,685,253	5,303,394

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Janus Aspen		Prudential SP		Prudential SP
	Growth Portfolio -		Large Cap Value		AIM Core Equity
	Service Shares		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(3,288)	$(1,657)	$26,562	$(9,344)	$2,971	$352
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	21,655	117	79,890	(12,989)	32,031	2,008
Net change in unrealized gain (loss)
on investments	49,916	193,640	925,271	882,127	110,124	220,828

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	68,283	192,100	1,031,723	859,794	145,126	223,188

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	723,428	607,055	2,506,442	1,976,899	679,961	550,313
Policy loans	(19,828)	(1,832)	(40,003)	(11,377)	(14,009)	(5,968)
Policy loan repayments and interest	2,151	270	2,612	768	1,090	148
Surrenders, withdrawals and death benefits	(53,257)	(11,809)	(281,344)	(62,187)	(152,007)	(29,455)
Net transfers between other subaccounts
or fixed rate option	141,992	188,199	962,845	600,443	350,100	270,546
Withdrawal and other charges	(335,132)	(291,378)	(1,263,148)	(1,009,064)	(315,387)	(270,104)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	459,354	490,505	1,887,404	1,495,482	549,748	515,480

TOTAL INCREASE (DECREASE) IN
NET ASSETS	527,637	682,605	2,919,127	2,355,276	694,874	738,668

NET ASSETS
Beginning of period	1,049,537	366,932	4,717,808	2,362,532	1,349,504	610,836

End of period	$1,577,174	$1,049,537	$7,636,935	$4,717,808	$2,044,378	$1,349,504

Beginning units	1,231,779	564,832	4,701,667	2,978,424	1,406,463	785,281

Units issued	1,215,200	1,142,496	3,511,592	3,358,242	1,104,372	1,065,280
Units redeemed	(666,190)	(475,549)	(1,736,886)	(1,634,999)	(550,491)	(444,098)

Ending units	1,780,789	1,231,779	6,476,373	4,701,667	1,960,344	1,406,463

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)

Prudential SP		Prudential SP		Prudential SP		SP Prudential
MFS Capital		Strategic Partners		Mid Cap Growth		U.S. Emerging Growth
Opportunities Portfolio		Focused Growth Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(1,847)	$(2,073)	$(4,266)	$(1,565)	$(16,420)	$(8,337)	$(20,589)	$(9,944)
0	0	0	0	0	0	1,697	0
31,931	(13,018)	38,430	825	60,317	(33,798)	84,507	(4,820)

257,335	346,167	123,281	131,926	1,119,627	1,122,679	1,444,743	1,198,135

287,419	331,076	157,445	131,186	1,163,524	1,080,544	1,510,358	1,183,371

1,077,459	886,429	698,312	331,980	2,591,727	2,015,411	3,283,109	2,339,920
(25,698)	(7,002)	(10,383)	(7,525)	(219,852)	(3,778)	(136,092)	(20,870)
1,769	618	9,347	204	11,568	1,242	9,039	7,215
(137,502)	(58,152)	(558,119)	(4,704)	(351,418)	(112,116)	(280,930)	(122,021)

78,641	279,792	983,717	258,869	902,849	758,005	1,190,667	914,417
(472,655)	(398,039)	(290,107)	(153,995)	(1,197,622)	(917,395)	(1,586,931)	(1,169,408)

522,014	703,646	832,767	424,829	1,737,252	1,741,369	2,478,862	1,949,253

809,433	1,034,722	990,212	556,015	2,900,776	2,821,913	3,989,220	3,132,624

1,930,478	895,756	857,967	301,952	4,808,034	1,986,121	5,356,742	2,224,118

$2,739,911	$1,930,478	$1,848,179	$857,967	$7,708,810	$4,808,034	$9,345,962	$5,356,742

2,631,117	1,544,276	988,084	436,369	7,313,453	4,231,321	6,237,644	3,672,247

1,752,370	1,955,684	2,006,824	796,876	5,176,974	5,154,411	5,132,729	4,695,582
(1,068,278)	(868,843)	(1,077,566)	(245,161)	(2,874,824)	(2,072,279)	(2,482,617)	(2,130,185)

3,315,209	2,631,117	1,917,342	988,084	9,615,603	7,313,453	8,887,756	6,237,644

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential SP		Prudential SP		Prudential SP
	AIM Aggressive		Technology		Conservative Asset
	Growth Portfolio		Portfolio		Allocation Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(7,668)	$(5,246)	$(5,335)	$(2,778)	$44,849	$27,977
Capital gains distributions received	0	0	0	0	11,894	3,227
Realized gain (loss) on shares redeemed	92,655	1,422	8,832	(11,087)	83,254	67,278
Net change in unrealized gain (loss)
on investments	282,187	516,809	9,361	376,475	293,520	371,787

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	367,174	512,985	12,858	362,610	433,517	470,269

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,594,589	1,298,349	1,054,573	702,941	2,276,845	1,485,073
Policy loans	(33,777)	(15,383)	(75,990)	(6,857)	(46,924)	(48,780)
Policy loan repayments and interest	2,451	995	5,051	237	2,659	71,520
Surrenders, withdrawals and death benefits	(222,452)	(112,578)	(67,620)	(78,585)	(67,371)	(19,060)
Net transfers between other subaccounts
or fixed rate option	(142,373)	485,717	221,124	410,162	189,561	1,413,124
Withdrawal and other charges	(764,943)	(675,783)	(422,584)	(337,393)	(1,091,293)	(757,319)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	433,495	981,317	714,554	690,505	1,263,477	2,144,558

TOTAL INCREASE (DECREASE) IN
NET ASSETS	800,669	1,494,302	727,412	1,053,115	1,696,994	2,614,827

NET ASSETS
Beginning of period	2,732,645	1,238,343	1,627,687	574,572	4,015,704	1,400,877

End of period	$3,533,314	$2,732,645	$2,355,099	$1,627,687	$5,712,698	$4,015,704

Beginning units	3,132,241	1,791,192	2,258,672	1,135,146	3,679,781	1,492,034

Units issued	2,069,463	2,484,248	1,968,482	1,969,543	2,662,122	3,950,043
Units redeemed	(1,583,497)	(1,143,199)	(976,006)	(846,017)	(1,651,634)	(1,762,296)

Ending units	3,618,207	3,132,241	3,251,148	2,258,672	4,690,269	3,679,781

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)

Prudential SP		Prudential SP		Prudential SP		Janus Aspen
Balanced Asset		Growth Asset		Aggressive Growth		International Growth Portfolio -
Allocation Portfolio		Allocation Portfolio		Asset Allocation Portfolio		Service Shares

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$71,678	$37,975	$20,817	$14,440	$(11,348)	$(3,568)	$32,266	$22,154
10,264	0	0	0	0	0	0	0
126,280	16,060	190,820	26,924	91,886	6,125	67,240	(173,080)

1,591,509	1,453,176	2,494,549	1,954,503	756,976	490,337	706,737	1,033,521

1,799,731	1,507,211	2,706,186	1,995,867	837,514	492,894	806,243	882,595

7,184,677	4,094,080	13,153,075	6,585,315	4,060,086	1,549,113	175,810	311,393
(143,155)	(26,890)	(262,187)	(23,365)	(118,273)	(11,352)	0	0
61,403	580	317,627	19,838	23,121	21,986	0	0
(472,809)	(98,208)	(695,846)	(84,120)	(149,204)	(26,925)	(17,880)	(36,150)

3,977,222	4,328,789	5,794,931	3,084,461	2,383,442	636,816	845,267	(90,891)
(3,697,101)	(1,940,325)	(6,088,357)	(3,134,029)	(1,871,493)	(817,411)	(90,023)	(52,431)

6,910,237	6,358,026	12,219,243	6,448,100	4,327,679	1,352,227	913,174	131,921

8,709,968	7,865,237	14,925,429	8,443,967	5,165,193	1,845,121	1,719,417	1,014,516

11,591,452	3,726,215	12,377,126	3,933,159	2,660,401	815,280	3,577,264	2,562,748

$20,301,420	$11,591,452	$27,302,555	$12,377,126	$7,825,594	$2,660,401	$5,296,681	$3,577,264

10,903,580	4,292,162	12,142,071	4,939,431	2,742,190	1,112,798	5,256,663	5,056,226

10,685,224	9,067,517	18,868,410	11,223,616	6,720,540	2,810,442	2,569,468	1,463,428
(4,310,230)	(2,456,099)	(7,264,799)	(4,020,976)	(2,435,161)	(1,181,050)	(1,255,382)	(1,262,991)

17,278,574	10,903,580	23,745,682	12,142,071	7,027,569	2,742,190	6,570,749	5,256,663

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

						M Financial
	Prudential SP		Prudential SP		M Financial	Frontier Capital
	William Blair International		LSV International		Turner Core	Appreciation
	Growth Portfolio		Value Portfolio		Growth Fund	Fund

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2004
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2004

OPERATIONS
Net investment income (loss)	$(3,923)	$(3,248)	$14,688	$24,172	$536	$0
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	75,203	1,106	104,724	(31,980)	191	(363)
Net change in unrealized gain (loss)
on investments	508,522	435,511	1,202,067	1,370,852	18,668	25,200

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	579,802	433,369	1,321,479	1,363,044	19,395	24,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,622,482	941,914	3,052,884	2,716,374	2,298	66,163
Policy loans	(36,517)	(5,928)	(170,252)	4,524	0	0
Policy loan repayments and interest	4,081	2,147	11,806	12,061	0	0
Surrenders, withdrawals and death benefits	(154,176)	(28,641)	(551,817)	(127,976)	0	0
Net transfers between other subaccounts
or fixed rate option	1,162,461	456,415	916,407	913,833	240,053	293,937
Withdrawal and other charges	(705,518)	(407,565)	(1,554,124)	(1,366,655)	(42,426)	(37,343)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	1,892,813	958,342	1,704,904	2,152,161	199,925	322,757

TOTAL INCREASE (DECREASE) IN
NET ASSETS	2,472,615	1,391,711	3,026,383	3,515,205	219,320	347,594

NET ASSETS
Beginning of period	2,010,086	618,375	7,098,994	3,583,789	0	0

End of period	$4,482,701	$2,010,086	$10,125,377	$7,098,994	$219,320	$347,594

Beginning units	2,080,136	890,095	8,028,512	5,176,632	0	0

Units issued	3,035,838	1,808,352	4,598,408	5,156,307	23,105	34,965
Units redeemed	(1,199,028)	(618,311)	(2,739,765)	(2,304,427)	(4,044)	(4,204)

Ending units	3,916,946	2,080,136	9,887,155	8,028,512	19,061	30,761

** Date subaccounts became available for investment.

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)

M Financial	M Financial
Brandes	Business
International	Opportunity	ProFund VP		ProFund VP		ProFund VP
Equity Fund	Value Fund	Asia 30 Fund		Banks Fund		Basic Materials Fund

01/01/2004	01/01/2004	01/01/2004	01/01/2003	01/01/2004	05/01/2003**	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2004	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$6,671	$1,187	$(11)	$(5)	$(1)	$(1)	$(4)	$(5)
31,361	1,421	0	0	0	0	17	0
998	439	(1,045)	74	(184)	170	(713)	3,520

50,487	22,168	(627)	627	0	0	40	0

89,517	25,215	(1,683)	696	(185)	169	(660)	3,515

128,535	98,693	(1)	707	(3)	0	(3)	56
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	(141)	0	0	0	0	0

491,977	129,276	(8,533)	9,223	188	(169)	1,592	(3,567)
(58,881)	(24,901)	(222)	(46)	0	0	(380)	0

561,631	203,068	(8,897)	9,884	185	(169)	1,209	(3,511)

651,148	228,283	(10,580)	10,580	0	0	549	4

0	0	10,580	0	0	0	4	0

$651,148	$228,283	$0	$10,580	$0	$0	$553	$4

0	0	6,272	0	0	0	3	0

55,136	20,233	22,266	17,801	18,830	10,224	257,208	515,086
(5,076)	(2,368)	(28,538)	(11,529)	(18,830)	(10,224)	(256,840)	(515,083)

50,060	17,865	0	6,272	0	0	371	3

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

	SUBACCOUNTS

	ProFund VP		ProFund VP		ProFund VP
	Financials		Health Care		Industrials
	Fund		Fund		Fund

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004
	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004

OPERATIONS
Net investment income (loss)	$(4)	$(12)	$(28)	$(4)	$(2)
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	371	(91)	41	36	(180)
Net change in unrealized gain (loss) on investments	247	0	(363)	753	0

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	614	(103)	(350)	785	(182)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	14	2,969	1,413	0
Policy loans	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(121)	0	0
Net transfers between other subaccounts or fixed rate option	18,218	197	(1,346)	18,296	208
Withdrawal and other charges	(293)	(108)	(370)	(35)	(26)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	17,925	103	1,132	19,674	182

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,539	0	782	20,459	0

NET ASSETS
Beginning of period	0	0	20,459	0	0

End of period	$18,539	$0	$21,241	$20,459	$0

Beginning units	0	0	17,855	0	0

Units issued	39,950	70,743	104,372	24,010	28,855
Units redeemed	(26,459)	(70,743)	(104,073)	(6,155)	(28,855)

Ending units	13,491	0	18,154	17,855	0

** Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)

ProFund VP		ProFund VP		ProFund VP		ProFund VP
Internet		Japan		Mid-Cap Growth		Mid-Cap Value
Fund		Fund		Fund		Fund

01/01/2004	05/01/2003 **	01/01/2004	05/01/2003 **	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(2)	$(5)	$(24)	$(5)	$(45)	$(11)	$(51)	$(15)
0	0	689	0	563	32	673	0
(281)	435	(1,319)	214	(1,484)	1,289	2,309	256
258	0	0	0	1,752	10	(842)	2,226

(25)	430	(654)	209	786	1,320	2,089	2,467

1	412	2,613	0	(1)	0	1,749	1,414
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	(177)	0	(1,232)	0	(1,700)	0
9,639	(717)	(1,651)	(104)	20,152	10,903	385	32,592
(27)	(125)	(131)	(105)	(1,466)	(80)	(1,835)	(143)

9,613	(430)	654	(209)	17,453	10,823	(1,401)	33,863

9,588	0	0	0	18,239	12,143	688	36,330

0	0	0	0	12,143	0	36,330	0

$9,588	$0	$0	$0	$30,382	$12,143	$37,018	$36,330

0	0	0	0	9,750	0	26,832	0

11,656	23,596	47,371	24,418	85,979	277,087	49,386	37,207
(6,136)	(23,596)	(47,371)	(24,418)	(73,714)	(267,337)	(52,581)	(10,375)

5,520	0	0	0	22,015	9,750	23,637	26,832

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

			ProFund VP
	ProFund VP		Biotechnology		ProFund VP
	Bear Fund		Fund		UltraBull Fund

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(474)	$(83)	$(2)	$(2)	$(275)	$(49)
Capital gains distributions received	0	0	0	0	7,701	0
Realized gain (loss) on shares redeemed	16,057	(21,655)	(1,044)	(1,467)	(10,515)	30,851
Net change in unrealized gain (loss)
on investments	0	0	98	0	490	0

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	15,583	(21,738)	(948)	(1,469)	(2,599)	30,802

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	(46)	6,177	(1)	0	(341)	38
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts
or fixed rate option	(13,691)	15,907	8,015	1,470	156,482	(3,677)
Withdrawal and other charges	(1,861)	(330)	(109)	0	(5,128)	(59)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	(15,598)	21,754	7,905	1,470	151,013	(3,698)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(15)	16	6,957	1	148,414	27,104

NET ASSETS
Beginning of period	16	0	1	0	27,104	0

End of period	$1	$16	$6,958	$1	$175,518	$27,104

Beginning units	21	0	1	0	18,497	0

Units issued	9,422,433	5,062,337	54,240	256,036	7,883,346	3,214,080
Units redeemed	(9,422,453)	(5,062,316)	(49,569)	(256,035)	(7,799,370)	(3,195,583)

Ending units	1	21	4,672	1	102,473	18,497

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)

ProFund VP		ProFund VP	ProFund VP
Consumer Services		Consumer Goods	Oil & Gas		ProFund VP
Fund		Fund	Fund		Europe 30 Fund

01/01/2004	01/01/2003	01/01/2004	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(2)	$(4)	$(8)	$(41)	$(4)	$(13)	$30
0	0	0	0	0	71	0
(10)	2,635	(294)	3,068	242	4,457	4,713

0	0	0	0	0	(1,580)	2,081

(12)	2,631	(302)	3,027	238	2,935	6,824

(2)	2	13	1	25	(1)	3,534
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	0	(96)	0

78	(2,612)	819	(1,903)	(135)	(44,037)	41,121
(66)	(19)	(530)	(1,124)	(128)	(556)	(93)

10	(2,629)	302	(3,026)	(238)	(44,690)	44,562

(2)	2	0	1	0	(41,755)	51,386

2	0	0	0	0	51,386	0

$0	$2	$0	$1	$0	$9,631	$51,386

2	0	0	0	0	37,381	0

30,434	296,301	68,236	784,056	59,502	73,078	546,450
(30,436)	(296,299)	(68,236)	(784,055)	(59,502)	(104,315)	(509,069)

0	2	0	1	0	6,144	37,381

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	ProFund VP				ProFund VP
	Money Market		ProFund VP		Pharmaceuticals
	Fund		OTC Fund		Fund

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	05/01/2003**
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(2,743)	$(1,890)	$(120)	$(15)	$(1)	$(3)
Capital gains distributions received	0	0	553	0	0	0
Realized gain (loss) on shares redeemed	0	0	17,660	(707)	(541)	(140)
Net change in unrealized gain (loss)
on investments	0	0	474	0	0	0

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	(2,743)	(1,890)	18,567	(722)	(542)	(143)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	445,514	3,298,181	996	0	1	0
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(218,639)	0	0	0	0	0
Net transfers between other subaccounts
or fixed rate option	(328,685)	(1,788,291)	(1,400)	756	561	170
Withdrawal and other charges	(81,493)	(44,195)	(1,019)	(33)	(20)	(27)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	(183,303)	1,465,695	(1,423)	723	542	143

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(186,046)	1,463,805	17,144	1	0	0

NET ASSETS
Beginning of period	1,463,805	0	1	0	0	0

End of period	$1,277,759	$1,463,805	$17,145	$1	$0	$0

Beginning units	1,466,445	0	1	0	0	0

Units issued	33,034,101	20,715,266	667,666	500,607	42,388	110,072
Units redeemed	(33,217,552)	(19,248,821)	(656,411)	(500,606)	(42,388)	(110,072)

Ending units	1,282,994	1,466,445	11,256	1	0	0

** Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)

ProFund VP		ProFund VP		ProFund VP		ProFund VP
Precious Metals		Real Estate		Rising Rates		Semiconductor
Fund		Fund		Opportunity Fund		Fund

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	05/01/2003**
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(44)	$(2)	$1,674	$1,231	$(957)	$(140)	$(6)	$(8)
0	0	214	0	0	0	0	0
(22,560)	377	3,912	4,165	104,589	16,670	232	2,100

103	(103)	(125)	198	(922)	84	(533)	533

(22,501)	272	5,675	5,594	102,710	16,614	(307)	2,625

0	0	2,740	706	5,148	1	0	370
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	(68)	0	(385)	0	0	0

(1,442)	24,339	(115,709)	121,108	(92,867)	(2,950)	(24,345)	22,036
(650)	(18)	(1,066)	(77)	(6,165)	(175)	(177)	(202)

(2,092)	24,321	(114,103)	121,737	(94,269)	(3,124)	(24,522)	22,204

(24,593)	24,593	(108,428)	127,331	8,441	13,490	(24,829)	24,829

24,593	0	127,331	0	13,490	0	24,829	0

$0	$24,593	$18,903	$127,331	$21,931	$13,490	$0	$24,829

15,380	0	98,485	0	15,090	0	15,419	0

1,330,845	38,629	2,830,329	971,453	11,911,434	4,491,486	37,994	67,739
(1,346,225)	(23,249)	(2,917,292)	(872,968)	(11,898,921)	(4,476,396)	(53,413)	(52,320)

0	15,380	11,522	98,485	27,603	15,090	0	15,419

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	ProFund VP		ProFund VP		ProFund VP
	Short OTC Fund		Short Small-Cap Fund		Small-Cap Fund

	01/01/2004	01/01/2003	01/01/2004	05/01/2003**	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(1,414)	$(83)	$(122)	$(31)	$(11)	$(2)
Capital gains distributions received	0	0	0	0	131	0
Realized gain (loss) on shares redeemed	(83,128)	(12,214)	16,208	(9,579)	(36)	413
Net change in unrealized gain (loss)
on investments	(210,202)	(7,508)	0	0	145	0

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	(294,744)	(19,805)	16,086	(9,610)	229	411

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	(468)	6,602	9	0	(5)	0
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(11,482)	0	0	0	(68)	0
Net transfers between other subaccounts
or fixed rate option	149,791	1,311,236	46,002	9,611	5,480	(384)
Withdrawal and other charges	(4,353)	(331)	(1,033)	0	(507)	(27)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACT OWNER TRANSACTIONS	133,488	1,317,507	44,978	9,611	4,900	(411)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(161,256)	1,297,702	61,064	1	5,129	0

NET ASSETS
Beginning of period	1,297,702	0	1	0	0	0

End of period	$1,136,446	$1,297,702	$61,065	$1	$5,129	$0

Beginning units	2,049,661	0	1	0	0	0

Units issued	9,486,823	6,881,639	7,900,503	2,969,266	42,260	22,224
Units redeemed	(9,512,357)	(4,831,978)	(7,803,658)	(2,969,265)	(39,128)	(22,224)

Ending units	2,024,127	2,049,661	96,846	1	3,132	0

** Date subaccounts became available for investment

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)

ProFund VP		ProFund VP		ProFund VP		ProFund VP
Small-Cap Growth		Small-Cap Value		Technology		Telecommunications
Fund		Fund		Fund		Fund

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(42)	$(7)	$(42)	$(8)	$(9)	$(2)	$80	$0
701	0	426	0	0	0	299	0
(677)	298	(167)	213	(1,609)	78	(322)	(31)

524	76	549	650	(176)	176	(82)	0

506	367	766	855	(1,794)	252	(25)	(31)

1,865	0	1,071	0	1	0	0	56
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(983)	0	(1,419)	0	(52)	0	0	0

13,889	8,900	1,600	11,834	(10,488)	12,180	10,272	1
(1,163)	(41)	(1,203)	(68)	(88)	(11)	(271)	(26)

13,608	8,859	49	11,766	(10,627)	12,169	10,001	31

14,114	9,226	815	12,621	(12,421)	12,421	9,976	0

9,226	0	12,621	0	12,421	0	0	0

$23,340	$9,226	$13,436	$12,621	$0	$12,421	$9,976	$0

7,028	0	9,447	0	8,766	0	0	0

75,173	251,947	30,582	16,563	47,928	24,966	60,023	8,636
(67,323)	(244,919)	(31,636)	(7,116)	(56,694)	(16,200)	(51,432)	(8,636)

14,878	7,028	8,393	9,447	0	8,766	8,591	0

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	ProFund VP
	U.S. Government		ProFund VP		ProFund VP
	Plus Fund		UltraMid-Cap Fund		UltraOTC Fund

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$425	$470	$(182)	$(85)	$(295)	$(70)
Capital gains distributions received	0	8,623	3,766	0	4,950	0
Realized gain (loss) on shares redeemed	(9,709)	13,257	(7,518)	37,137	(108,896)	47,438
Net change in unrealized gain (loss)
on investments	8,283	(8,147)	286	503	226	200

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS	(1,001)	14,203	(3,648)	37,555	(104,015)	47,568

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,623	5,933	(627)	33	(1,417)	206
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts
or fixed rate option	26,494	67,044	18,065	(26,274)	222,282	10,666
Withdrawal and other charges	(5,451)	(185)	(2,293)	(58)	(1,337)	(96)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
CONTRACTOWNER TRANSACTIONS	26,666	72,792	15,145	(26,299)	219,528	10,776

TOTAL INCREASE (DECREASE) IN
NET ASSETS	25,665	86,995	11,497	11,256	115,513	58,344

NET ASSETS
Beginning of period	86,995	0	11,256	0	58,344	0

End of period	$112,660	$86,995	$22,753	$11,256	$173,857	$58,344

Beginning units	85,207	0	6,851	0	31,760	0

Units issued	1,304,148	752,830	4,929,417	2,037,928	6,687,341	3,646,715
Units redeemed	(1,287,091)	(667,623)	(4,925,396)	(2,031,077)	(6,635,955)	(3,614,955)

Ending units	102,264	85,207	10,872	6,851	83,146	31,760

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)

ProFund VP
UltraSmall-Cap		ProFund VP		ProFund VP
Fund		Bull Fund		Utilities Fund

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(234)	$(104)	$(147)	$(25)	$407	$167
12,426	0	612	0	976	0
(32,243)	38,279	4,597	(3,455)	3,063	(218)

(6,163)	6,597	598	471	(220)	221

(26,214)	44,772	5,660	(3,009)	4,226	170

(858)	547	49	0	996	707
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(1,260)	0	(68)	0

(66,123)	73,540	16,747	15,580	(14,738)	9,426
(2,451)	(85)	(2,414)	(88)	(669)	(35)

(69,432)	74,002	13,122	15,492	(14,479)	10,098

(95,646)	118,774	18,782	12,483	(10,253)	10,268

118,774	0	12,483	0	10,268	0

$23,128	$118,774	$31,265	$12,483	$15	$10,268

60,497	0	10,212	0	8,146	0

5,023,331	2,234,069	738,028	1,120,225	989,209	29,211
(5,074,818)	(2,173,572)	(724,678)	(1,110,013)	(997,345)	(21,065)

9,010	60,497	23,562	10,212	10	8,146

The accompanying notes are an integral part of these financial statements.

A40

NOTES TO FINANCIAL STATEMENTS OF
FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
Note 1: General
  Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities.The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”) and PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.
  The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts.There are ninety-two subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Goldman Sachs Small Cap Value Portfolio, Prudential SP State Street Research Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio and Prudential SP LSV International Value Portfolio. Options available which invest in a corresponding portfolio of the non-Prudential administered funds are:T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income & Growth Fund, Dreyfus MidCap Stock Portfolio, Dreyfus Variable Investment Developing Leaders Portfolio, Goldman Sachs CORE Small Cap Equity Fund, AIM V.I. Utilities Series, AIM V.I. Technology Series, Janus Aspen Mid Cap Growth Portfolio—Service Shares, Janus Aspen Balanced Portfolio—Service Shares, Oppenheimer Aggressive Growth Fund/VA, Janus Aspen Growth Portfolio—Service Shares, Janus Aspen International Growth Portfolio—Service Shares, M Financial Turner Core Growth Fund, M Financial Frontier Capital Appreciation Fund, M Financial Brandes International Equity Fund, M Financial Business Opportunity Value Fund, ProFund VP Asia 30 Fund, ProFund VP Banks Fund, ProFund VP Basic Materials Fund, ProFund VP Bear Fund, ProFund VP Biotechnology Fund, ProFund VP UltraBull Fund, ProFund VP Consumer Services Fund, ProFund VP Consumer Goods Fund, ProFund VP Oil & Gas Fund, ProFund VP Europe 30 Fund, ProFund VP Financials Fund, ProFund VP Health Care Fund, ProFund VP Industrials Fund, ProFund VP Internet Fund, ProFund VP Japan Fund, ProFund VP Mid-Cap Growth Fund, ProFund VP Mid-Cap Value Fund, ProFund VP Money Market Fund, ProFund VP OTC Fund, ProFund VP Pharmaceuticals Fund, ProFund VP Precious Metals Fund, ProFund VP Real Estate Fund, ProFund VP Rising Rates Opportunity Fund, ProFund VP Semiconductor Fund, ProFund VP Short OTC Fund, ProFund VP Short Small-Cap Fund, ProFund VP Small-Cap Fund, ProFund VP Small-Cap Growth Fund, ProFund VP Small-Cap Value Fund, ProFund VP Technology Fund, ProFund VP Telecommunications Fund, ProFund VP U.S. Government Plus Fund, ProFund VP UltraMid-Cap Fund, ProFund VP UltraOTC Fund, ProFund VP UltraSmall-Cap Fund, ProFund VP Bull Fund and ProFund VP Utilities Fund.
  The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

A41

Note 2: Significant Accounting Policies
  The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
  Investments — The investments in shares of the portfolios are stated at the net asset values of the respective portfolios, which value their investment securities at fair market value.
  Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.
  Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.
Note 3: Taxes
  Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Note 4: Purchases and Sales of Investments
  The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2004 were as follows:
	Purchases	Sales

Prudential Money Market Portfolio	$67,409,534	$(52,673,312)
Prudential Diversified Bond Portfolio	$13,506,821	$(12,462,991)
Prudential Equity Portfolio	$11,836,048	$(9,869,790)
Prudential Flexible Managed Portfolio	$616,036	$(333,058)
Prudential Conservative Balanced Portfolio	$8,297,994	$(14,463,426)
Prudential High Yield Bond Portfolio	$2,250,025	$(822,364)
Prudential Stock Index Portfolio	$34,281,100	$(24,633,618)
Prudential Value Portfolio	$2,292,997	$(1,294,633)
Prudential Natural Resources Portfolio	$211,682	$(569,523)
Prudential Global Portfolio	$6,951,461	$(5,077,303)
Prudential Government Income Portfolio	$81,769	$(1,086,605)
Prudential Zero Coupon Bond 2005 Portfolio	$67,289	$(321,537)
Prudential Jennison Portfolio	$8,654,004	$(3,168,643)
Prudential Small Capitalization Stock Portfolio	$409,337	$(763,289)
T. Rowe Price International Stock Portfolio	$1,121,378	$(932,453)
AIM V.I. Premier Equity Fund	$481,804	$(447,170)
Janus Aspen Growth Portfolio	$1,082,302	$(916,653)
MFS Emerging Growth Series	$656,320	$(589,521)
American Century VP Value Fund	$1,575,210	$(2,450,124)
Franklin Templeton Small Cap Fund	$3,142,924	$(2,293,916)
American Century VP Income & Growth Fund	$944,391	$(648,847)
Prudential SP Alliance Large Cap Growth Portfolio	$2,236,576	$(1,022,854)
Prudential SP Davis Value Portfolio	$7,524,642	$(2,358,384)
Dreyfus MidCap Stock Portfolio	$1,663,934	$(944,547)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,088,689	$(682,400)

A42

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales

Prudential SP Goldman Sachs Small Cap Value Portfolio	$6,120,596	$(1,356,757)
Goldman Sachs CORE Small Cap Equity Fund	$399,034	$(114,937)
AIM V.I. Utilities Series	$7,513	$(151)
AIM V.I. Technology Series	$384,355	$(67,375)
Prudential SP State Street Research
Small Cap Growth Portfolio	$1,729,855	$(611,919)
Janus Aspen Mid Cap Growth Portfolio—Service Shares	$1,893,931	$(882,000)
Janus Aspen Balanced Portfolio—Service Shares	$6,367,220	$(1,229,796)
Oppenheimer Aggressive Growth Fund/VA	$380,043	$(127,370)
Prudential SP PIMCO Total Return Portfolio	$12,974,173	$(8,459,311)
Prudential SP PIMCO High Yield Portfolio	$2,454,422	$(3,317,852)
Janus Aspen Growth Portfolio—Service Shares	$697,178	$(241,113)
Prudential SP Large Cap Value Portfolio	$2,459,618	$(588,087)
Prudential SP AIM Core Equity Portfolio	$809,974	$(264,407)
Prudential SP MFS Capital Opportunities Portfolio	$877,525	$(361,540)
Prudential SP Strategic Partners Focused Growth Portfolio	$1,528,784	$(700,283)
Prudential SP Mid Cap Growth Portfolio	$2,335,315	$(614,483)
SP Prudential U.S. Emerging Growth Portfolio	$3,011,010	$(552,738)
Prudential SP AIM Aggressive Growth Portfolio	$1,118,724	$(692,898)
Prudential SP Technology Portfolio	$959,249	$(250,031)
Prudential SP Conservative Asset Allocation Portfolio	$2,217,453	$(970,390)
Prudential SP Balanced Asset Allocation Portfolio	$8,330,643	$(1,465,649)
Prudential SP Growth Asset Allocation Portfolio	$13,981,768	$(1,814,178)
Prudential SP Aggressive Growth Asset Allocation Portfolio .	$5,149,083	$(835,047)
Janus Aspen International Growth Portfolio—Service Shares	$1,735,265	$(830,964)
Prudential SP William Blair International Growth Portfolio	$2,382,342	$(498,896)
Prudential SP LSV International Value Portfolio	$2,549,558	$(867,091)
M Financial Turner Core Growth Fund	$211,927	$(12,003)
M Financial Frontier Capital Appreciation Fund	$347,316	$(24,559)
M Financial Brandes International Equity Fund	$583,987	$(22,358)
M Financial Business Opportunity Value Fund	$224,911	$(21,843)
ProFund VP Asia 30 Fund	$38,460	$(47,369)
ProFund VP Banks Fund	$23,024	$(22,839)
ProFund VP Basic Materials Fund	$348,589	$(347,386)
ProFund VP Bear Fund	$6,953,886	$(6,969,958)
ProFund VP Biotechnology Fund	$77,573	$(69,669)
ProFund VP UltraBull Fund	$11,831,656	$(11,680,918)
ProFund VP Consumer Services Fund	$35,479	$(35,471)
ProFund VP Consumer Goods Fund	$82,042	$(81,747)
ProFund VP Oil & Gas Fund	$1,030,677	$(1,033,744)
ProFund VP Europe 30 Fund	$105,474	$(150,187)
ProFund VP Financials Fund	$51,824	$(33,903)
ProFund VP Health Care Fund	$120,231	$(119,128)
ProFund VP Industrials Fund	$36,539	$(36,359)
ProFund VP Internet Fund	$18,818	$(9,207)
ProFund VP Japan Fund	$68,358	$(67,727)
ProFund VP Mid-Cap Growth Fund	$108,863	$(91,454)
ProFund VP Mid-Cap Value Fund	$71,408	$(72,860)
ProFund VP Money Market Fund	$32,204,279	$(32,391,119)

A43

Note 4: Purchases and Sales of Investments (Continued)

	Purchases	Sales

ProFund VP OTC Fund	$886,990	$(888,534)
ProFund VP Pharmaceuticals Fund	$41,096	$(40,555)
ProFund VP Precious Metals Fund	$1,803,206	$(1,805,343)
ProFund VP Real Estate Fund	$4,011,356	$(4,125,601)
ProFund VP Rising Rates Opportunity Fund	$10,332,590	$(10,427,816)
ProFund VP Semiconductor Fund	$53,274	$(77,802)
ProFund VP Short OTC Fund	$6,112,900	$(5,980,825)
ProFund VP Short Small-Cap Fund	$5,233,285	$(5,188,429)
ProFund VP Small-Cap Fund	$62,792	$(57,903)
ProFund VP Small-Cap Growth Fund	$106,736	$(93,169)
ProFund VP Small-Cap Value Fund	$43,136	$(43,128)
ProFund VP Technology Fund	$67,151	$(77,787)
ProFund VP Telecommunications Fund	$64,393	$(54,396)
ProFund VP U.S. Government Plus Fund	$1,365,636	$(1,339,117)
ProFund VP UltraMid-Cap Fund	$8,613,321	$(8,598,359)
ProFund VP UltraOTC Fund	$11,647,890	$(11,428,656)
ProFund VP UltraSmall-Cap Fund	$10,616,841	$(10,686,508)
ProFund VP Bull Fund	$903,762	$(890,786)
ProFund VP Utilities Fund	$1,425,681	$(1,440,216)

Note 5:Related Party Transactions
  Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.
  The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.
  The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.
  PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.
  Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.
Note 6: Financial Highlights
  Pruco Life sells a number of variable annuity products that are funded by the Account.These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
  The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio.The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

A44

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential Money Market Portfolio

December 31, 2004	101,072	$1.05537 to $10.10571	$133,762	1.04%	0.10% to 0.90%	0.12% to 1.02%
December 31, 2003	91,976	$1.04751 to $1.77000	$119,011	0.83%	0.20% to 0.90%	-0.05% to 0.65%
December 31, 2002	80,788	$1.04174 to $1.76576	$106,053	1.51%	0.20% to 0.90%	0.63% to 1.31%
December 31, 2001	83,554	$1.02864 to $1.74968	$122,588	3.67%	0.20% to 0.90%	3.17% to 3.48%
	Prudential Diversified Bond Portfolio

December 31, 2004	44,853	$1.24831 to $10.59867	$91,525	4.45%	0.10% to 0.90%	4.66% to 5.59%
December 31, 2003	42,294	$1.18525 to $2.68559	$85,572	3.96%	0.20% to 0.90%	6.52% to 7.26%
December 31, 2002	44,142	$1.10563 to $2.51353	$88,618	11.45%	0.20% to 0.90%	6.11% to 6.82%
December 31, 2001	44,268	$1.03535 to $2.36167	$86,640	6.33%	0.20% to 0.90%	6.02% to 6.34%
	Prudential Equity Portfolio

December 31, 2004	38,699	$1.02288 to $11.37408	$61,150	1.30%	0.10% to 0.90%	8.95% to 9.93%
December 31, 2003	34,244	$0.93887 to $3.55677	$53,650	1.04%	0.20% to 0.90%	30.48% to 31.39%
December 31, 2002	28,392	$0.71954 to $2.71798	$40,044	0.90%	0.20% to 0.90%	-23.04% to -22.50%
December 31, 2001	20,841	$0.93072 to $3.52084	$45,664	0.85%	0.20% to 0.90%	-11.97% to -11.71%
	Prudential Flexible Managed Portfolio

December 31, 2004	3,030	$1.07944 to $3.15950	$3,775	1.36%	0.20% to 0.90%	9.75% to 10.52%
December 31, 2003	2,677	$0.98351 to $2.87015	$3,133	2.17%	0.20% to 0.90%	22.65% to 23.50%
December 31, 2002	2,993	$0.80187 to $2.33302	$3,300	2.43%	0.20% to 0.90%	-13.52% to -12.91%
December 31, 2001	3,278	$0.92720 to $2.68967	$5,917	3.47%	0.20% to 0.90%	-6.52% to -6.24%
	Prudential Conservative Balanced Portfolio

December 31, 2004	25,515	$1.10095 to $2.84799	$58,336	1.99%	0.20% to 0.90%	7.07% to 7.82%
December 31, 2003	27,883	$1.02824 to $2.65191	$60,042	2.53%	0.20% to 0.90%	17.70% to 18.52%
December 31, 2002	20,529	$0.87358 to $2.24617	$40,115	0.00%	0.20% to 0.90%	-9.79% to -9.17%
December 31, 2001	19,846	$0.96841 to $2.48254	$44,118	3.38%	0.20% to 0.90%	-2.88% to -2.60%
	Prudential High Yield Bond Portfolio

December 31, 2004	6,416	$1.25182 to $2.81412	$8,313	7.51%	0.10% to 0.90%	9.31% to 10.06%
December 31, 2003	5,186	$1.14520 to $2.56656	$6,140	8.51%	0.20% to 0.90%	23.90% to 24.78%
December 31, 2002	4,453	$0.92426 to $2.06489	$4,522	16.56%	0.20% to 0.90%	0.60% to 1.28%
December 31, 2001	5,237	$0.92692 to $2.04629	$6,111	12.82%	0.20% to 0.90%	-1.30% to -1.03%
	Prudential Stock Index Portfolio

December 31, 2004	126,516	$0.86390 to $11.43827	201,938	1.68%	0.10% to 0.90%	9.47% to 10.45%
December 31, 2003	113,050	$0.78920 to $3.79474	173,410	1.57%	0.20% to 0.90%	27.05% to 27.93%
December 31, 2002	83,777	$0.62117 to $2.97814	115,171	1.24%	0.20% to 0.90%	-22.90% to -22.35%
December 31, 2001	71,447	$0.80562 to $3.85057	149,646	0.93%	0.20% to 0.90%	-12.83% to -12.57%
	Prudential Value Portfolio

December 31, 2004	7,805	$1.30775 to $4.43004	$14,287	1.44%	0.20% to 0.90%	15.28% to 16.08%
December 31, 2003	7,048	$1.13442 to $3.83161	$11,328	1.68%	0.20% to 0.90%	26.93% to 27.80%
December 31, 2002	6,711	$0.89376 to $3.00974	$8,282	1.41%	0.20% to 0.90%	-22.66% to -22.12%
December 31, 2001	7,052	$1.15558 to $3.88018	$11,207	1.60%	0.20% to 0.90%	-2.95% to -2.65%
	Prudential Natural Resources Portfolio

December 31, 2004	387	$5.87186 to $5.87186	$2,274	3.50%	0.60% to 0.60%	24.43% to 24.43%
December 31, 2003	445	$4.71906 to $4.71906	$2,102	4.42%	0.60% to 0.60%	38.17% to 38.17%
December 31, 2002	507	$3.41538 to $3.41538	$1,733	0.56%	0.60% to 0.60%	18.21% to 18.21%
December 31, 2001	501	$2.88936 to $2.88936	$1,447	2.44%	0.60% to 0.60%	-10.62% to -10.62%
	Prudential Global Portfolio

December 31, 2004	14,272	$0.72784 to $1.87418	$14,321	0.95%	0.10% to 0.90%	8.61% to 9.37%
December 31, 2003	12,073	$0.67013 to $1.72057	$11,188	0.34%	0.20% to 0.90%	32.87% to 33.79%
December 31, 2002	9,646	$0.50434 to $1.29103	$7,074	0.91%	0.20% to 0.90%	-25.80% to -25.29%
December 31, 2001	10,694	$0.67974 to $1.73500	$12,406	0.33%	0.20% to 0.90%	-18.34% to -18.10%
	Prudential Government Income Portfolio

December 31, 2004	28,243	$2.70837 to $2.70837	$76,492	3.78%	0.60% to 0.60%	2.51% to 2.51%
December 31, 2003	28,452	$2.64198 to $2.64198	$75,169	3.81%	0.60% to 0.60%	1.85% to 1.85%
December 31, 2002	24,712	$2.59395 to $2.59395	$64,100	8.72%	0.60% to 0.60%	11.38% to 11.38%
December 31, 2001	2,282	$2.32900 to $2.32900	$5,315	6.13%	0.60% to 0.60%	7.41% to 7.41%

A45

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential Zero Coupon Bond 2005 Portfolio

December 31, 2004	7,7 80	$3.23872 to $3.23872	$25,199	4.21%	0.60% to 0.60%	0.20% to 0.20%
December 31, 2003	7,830	$3.23020 to $3.23230	$25,309	4.36%	0.34% to 0.34%	1.55% to 1.55%
December 31, 2002	8,307	$3.18294 to $3.18294	$26,440	8.99%	0.37% to 0.37%	9.99% to 9.99%
December 31, 2001	7,472	$2.89388 to $2.89389	$21,624	4.60%	0.36% to 0.36%	7.72% to 7.73%
	Prudential Jennison Portfolio

December 31, 2004	43,862	$0.62184 to $11.32981	$36,566	0.51%	0.10% to 0.90%	8.67% to 9.63%
December 31, 2003	36,810	$0.57225 to $2.13262	$27,919	0.30%	0.20% to 0.90%	29.09% to 30.02%
December 31, 2002	28,668	$0.44328 to $1.64713	$16,808	0.30%	0.20% to 0.90%	-31.57% to -31.07%
December 31, 2001	15,056	$0.64774 to $2.39981	$13,244	0.17%	0.20% to 0.90%	-18.97% to -18.74%
	Prudential Small Capitalization Stock Portfolio

December 31, 2004	7,256	$3.24476 to $3.24476	$23,544	0.60%	0.60% to 0.60%	21.31% to 21.31%
December 31, 2003	7,347	$2.67470 to $2.67470	$19,652	0.49%	0.60% to 0.60%	37.44% to 37.44%
December 31, 2002	7,273	$1.94604 to $1.94604	$14,154	0.91%	0.60% to 0.60%	-15.43% to -15.43%
December 31, 2001	7,184	$2.30107 to $2.30107	$16,531	0.50%	0.60% to 0.60%	4.92% to 4.92%
	T. Rowe Price International Stock Portfolio

December 31, 2004	7,022	$0.79238 to $0.98259	$6,240	1.16%	0.20% to 0.90%	12.75% to 13.54%
December 31, 2003	6,772	$0.70277 to $0.86881	$5,306	1.35%	0.20% to 0.90%	29.35% to 30.35%
December 31, 2002	5,789	$0.54330 to $0.66964	$3,502	1.23%	0.20% to 0.90%	-19.01% to -18.45%
December 31, 2001	4,297	$0.67086 to $0.82445	$3,235	3.07%	0.20% to 0.90%	-22.91% to -22.67%
	AIM V.I. Premier Equity Fund

December 31, 2004	3,075	$0.64987 to $0.78660	$2,121	0.47%	0.20% to 0.90%	4.83% to 5.56%
December 31, 2003	3,026	$0.61995 to $0.74819	$1,975	0.33%	0.20% to 0.90%	23.97% to 24.82%
December 31, 2002	2,613	$0.50008 to $0.60172	$1,365	0.36%	0.20% to 0.90%	-30.89% to -30.40%
December 31, 2001	2,212	$0.72355 to $0.86806	$1,659	0.15%	0.20% to 0.90%	-13.33% to -13.07%
	Janus Aspen Growth Portfolio

December 31, 2004	8,095	$0.61523 to $0.81247	$5,805	0.15%	0.20% to 0.90%	3.60% to 4.30%
December 31, 2003	7,779	$0.59388 to $0.78202	$5,383	0.10%	0.20% to 0.90%	30.56% to 31.47%
December 31, 2002	7,008	$0.45488 to $0.59725	$3,662	0.00%	0.20% to 0.90%	-27.17% to -26.66%
December 31, 2001	6,840	$0.62457 to $0.81764	$4,965	0.07%	0.20% to 0.90%	-25.41% to -25.18%
	MFS Emerging Growth Series

December 31, 2004	6,855	$0.51747 to $0.83212	$4,508	0.00%	0.20% to 0.90%	11.94% to 12.73%
December 31, 2003	6,796	$0.46227 to $0.74102	$3,919	0.00%	0.20% to 0.90%	29.04% to 29.96%
December 31, 2002	7,264	$0.35823 to $0.57245	$3,225	0.00%	0.20% to 0.90%	-34.35% to -33.89%
December 31, 2001	6,252	$0.54567 to $0.86936	$4,220	0.00%	0.20% to 0.90%	-34.07% to -33.88%
	American Century VP Value Fund

December 31, 2004	6,079	$1.47095 to $1.68484	$9,458	0.96%	0.20% to 0.90%	13.31% to 14.10%
December 31, 2003	6,698	$1.29419 to $1.48693	$9,121	0.99%	0.20% to 0.90%	27.81% to 28.71%
December 31, 2002	4,492	$1.00958 to $1.16337	$4,863	0.78%	0.20% to 0.90%	-13.40% to -12.80%
December 31, 2001	1,677	$1.16236 to $1.34339	$2,224	0.65%	0.20% to 0.90%	11.83% to 12.16%
	Franklin Templeton Small Cap Fund

December 31, 2004	12,067	$0.75958 to $0.76243	$9,194	0.00%	0.20% to 0.90%	10.47% to 11.25%
December 31, 2003	10,828	$0.68532 to $0.68757	$7,425	0.00%	0.20% to 0.90%	36.00% to 36.97%
December 31, 2002	8,291	$0.50033 to $0.50555	$4,159	0.24%	0.20% to 0.90%	-29.32% to -28.82%
December 31, 2001	4,633	$0.70289 to $0.71530	$3,276	0.43%	0.20% to 0.90%	-16.00% to -16.00%
	American Century VP Income & Growth Fund

December 31, 2004	3,080	$1.02791 to $1.02791	$3,165	1.47%	0.20% to 0.20%	12.76% to 12.76%
December 31, 2003	2,754	$0.91160 to $0.91160	$2,511	1.24%	0.20% to 0.20%	29.09% to 29.09%
December 31, 2002	2,933	$0.70615 to $0.70615	$2,071	0.97%	0.20% to 0.20%	-19.51% to -19.51%
December 31, 2001	273	$0.87732 to $0.87732	$240	0.57%	0.20% to 0.20%	-4.81% to -4.81%
	Prudential SP Alliance Large Cap Growth Portfolio

December 31, 2004	10,312	$0.69854 to $10.92574	$8,259	0.00%	0.10% to 0.90%	5.16% to 6.10%
December 31, 2003	8,918	$0.65971 to $0.80974	$6,538	0.00%	0.20% to 0.90%	22.76% to 23.68%
December 31, 2002	6,955	$0.53338 to $0.65960	$4,038	0.00%	0.20% to 0.90%	-31.81% to -31.33%
December 31, 2001	4,118	$0.77671 to $0.96725	$3,351	0.04%	0.20% to 0.90%	-8.20% to -8.20%

A46

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential SP Davis Value Portfolio

December 31, 2004	23,360	$1.14376 to $11.63249	$27,127	0.40%	0.10% to 0.90%	11.51% to 12.53%
December 31, 2003	18,726	$1.01900 to $1.03934	$19,143	0.48%	0.20% to 0.90%	28.25% to 29.16%
December 31, 2002	12,835	$0.78949 to $0.81040	$10,165	0.01%	0.20% to 0.90%	-16.44% to -15.87%
December 31, 2001	4,112	$0.93883 to $0.96984	$3,866	0.62%	0.20% to 0.90%	-6.12% to -6.12%
	Dreyfus MidCap Stock Portfolio

December 31, 2004	1,884	$1.23963 to $1.23963	$2,335	0.46%	0.20% to 0.20%	14.24% to 14.24%
December 31, 2003	1,295	$1.08507 to $1.08507	$1,406	0.34%	0.20% to 0.20%	31.45% to 31.45%
December 31, 2002	766	$0.82545 to $0.82545	$633	0.25%	0.20% to 0.20%	-12.67% to -12.67%
December 31, 2001	700	$0.94518 to $0.94518	$662	0.64%	0.20% to 0.20%	-1.79% to -1.79%
	Dreyfus Variable Investment Developing Leaders Portfolio

December 31, 2004	6,019	$0.60273 to $0.60273	$3,628	0.20%	0.20% to 0.20%	11.13% to 11.13%
December 31, 2003	5,247	$0.54236 to $0.54236	$2,846	0.03%	0.20% to 0.20%	31.43% to 31.43%
December 31, 2002	3,468	$0.41265 to $0.41265	$1,431	0.04%	0.20% to 0.20%	-19.29% to -19.29%
December 31, 2001	2,081	$0.51129 to $0.51129	$1,064	0.82%	0.20% to 0.20%	-1.53% to -1.53%
	Prudential SP Goldman Sachs Small Cap Value Portfolio

December 31, 2004	16,698	$1.29903 to $1.59242	$23,917	0.20%	0.10% to 0.90%	19.61% to 20.44%
December 31, 2003	12,812	$1.08604 to $1.32220	$15,299	0.03%	0.20% to 0.90%	31.92% to 32.85%
December 31, 2002	8,622	$0.82323 to $0.99523	$7,769	0.66%	0.20% to 0.90%	-15.14% to -14.55%
December 31, 2001	2,201	$0.97015 to $1.16476	$2,311	1.11%	0.20% to 0.90%	3.84% to 3.84%
	Goldman Sachs CORE Small Cap Equity Fund

December 31, 2004	1,418	$1.46475 to $1.46475	$2,077	0.20%	0.20% to 0.20%	16.09% to 16.09%
December 31, 2003	1,214	$1.26173 to $1.26173	$1,532	0.27%	0.20% to 0.20%	45.72% to 45.72%
December 31, 2002	1,097	$0.86584 to $0.86584	$950	0.34%	0.20% to 0.20%	-15.13% to -15.13%
December 31, 2001	801	$1.02020 to $1.02020	$817	0.80%	0.20% to 0.20%	-0.64% to -0.64%
	AIM V.I. Utilities Series

December 31, 2004	15	$0.74819 to $0.74819	$12	1.72%	0.20% to 0.20%	23.32% to 23.32%
December 31, 2003	5	$0.60669 to $0.60669	$3	1.26%	0.20% to 0.20%	17.23% to 17.23%
December 31, 2002	6	$0.51751 to $0.51751	$3	0.40%	0.20% to 0.20%	-20.49% to -20.49%
December 31, 2001	5	$0.65084 to $0.65084	$3	0.00%	0.20% to 0.20%	-19.16% to -19.16%
	AIM V.I. Technology Series

December 31, 2004	2,810	$0.27617 to $0.27617	$776	0.00%	0.20% to 0.20%	4.43% to 4.43%
December 31, 2003	1,506	$0.26445 to $0.26445	$398	0.00%	0.20% to 0.20%	45.01% to 45.01%
December 31, 2002	1,433	$0.18237 to $0.18237	$261	0.00%	0.20% to 0.20%	-46.93% to -46.93%
December 31, 2001	987	$0.34362 to $0.34362	$339	0.00%	0.20% to 0.20%	-20.24% to -20.24%
	Prudential SP State Street Research Small Cap Growth Portfolio

December 31, 2004	4,799	$0.65467 to $10.06229	$4,314	0.00%	0.10% to 0.90%	-1.80% to -0.92%
December 31, 2003	3,542	$0.66197 to $0.91323	$3,194	0.00%	0.20% to 0.90%	33.51% to 34.44%
December 31, 2002	2,261	$0.49239 to $0.67960	$1,513	0.00%	0.20% to 0.90%	-30.89% to -6.11%
December 31, 2001	738	$0.70738 to $0.97681	$703	0.00%	0.20% to 0.90%	-1.90% to -1.90%
	Janus Aspen Mid Cap Growth Portfolio—Service Shares

December 31, 2004	6,518	$0.53397 to $0.53397	$3,480	0.00%	0.20% to 0.20%	20.23% to 20.23%
December 31, 2003	4,329	$0.44411 to $0.44411	$1,922	0.00%	0.20% to 0.20%	34.49% to 34.49%
December 31, 2002	3,847	$0.33021 to $0.33021	$1,270	0.00%	0.20% to 0.20%	-28.25% to -11.89%
December 31, 2001	4,274	$0.46024 to $0.46024	$1,967	0.00%	0.20% to 0.20%	-17.80% to -17.80%
	Janus Aspen Balanced Portfolio—Service Shares

December 31, 2004	19,744	$1.07066 to $1.07066	$21,139	2.72%	0.20% to 0.20%	8.08% to 8.08%
December 31, 2003	14,816	$0.99058 to $0.99058	$14,676	1.96%	0.20% to 0.20%	13.49% to 13.49%
December 31, 2002	9,467	$0.87282 to $0.87282	$8,263	2.71%	0.20% to 0.20%	-17.47% to -6.85%
December 31, 2001	1,267	$0.93705 to $0.93705	$1,187	3.22%	0.20% to 0.20%	-1.48% to -1.48%
	Oppenheimer Aggressive Growth Fund/VA

December 31, 2004	1,730	$0.58355 to $0.58355	$1,010	0.00%	0.20% to 0.20%	19.19% to 19.19%
December 31, 2003	1,211	$0.48959 to $0.48959	$593	0.00%	0.20% to 0.20%	25.18% to 25.18%
December 31, 2002	132	$0.39111 to $0.39111	$52	0.54%	0.20% to 0.20%	-28.19% to -22.36%
December 31, 2001	66	$0.54468 to $0.54468	$36	0.92%	0.20% to 0.20%	-5.98% to -5.98%

A47

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential SP PIMCO Total Return Portfolio

December 31, 2004	30,948	$1.21784 to $10.54770	$40,504	1.95%	0.10% to 0.90%	4.33% to 5.28%
December 31, 2003	27,144	$1.16728 to $1.29466	$34,078	2.46%	0.20% to 0.90%	4.91% to 5.65%
December 31, 2002	20,532	$1.11264 to $1.22547	$24,524	3.13%	0.20% to 0.90%	8.40% to 9.15%
December 31, 2001	6,059	$1.02645 to $1.12277	$6,768	4.02%	0.20% to 0.90%	5.25% to 5.25%
	Prudential SP PIMCO High Yield Portfolio

December 31, 2004	4,685	$1.32262 to $11.03289	$6,390	6.61%	0.10% to 0.90%	8.36% to 9.32%
December 31, 2003	5,303	$1.22063 to $1.29355	$6,621	6.63%	0.20% to 0.90%	21.32% to 22.16%
December 31, 2002	3,685	$1.00616 to $1.05893	$3,768	10.92%	0.20% to 0.90%	-0.74% to -0.09%
December 31, 2001	413	$1.01365 to $1.05986	$420	5.34%	0.20% to 0.90%	3.35% to 3.35%
	Janus Aspen Growth Portfolio—Service Shares (became available August 6, 2001)

December 31, 2004	1,781	$0.88566 to $0.88566	$1,577	0.00%	0.25% to 0.25%	3.94% to 3.94%
December 31, 2003	1,232	$0.85205 to $0.85205	$1,050	0.00%	0.25% to 0.25%	31.16% to 31.16%
December 31, 2002	565	$0.64963 to $0.64963	$367	0.00%	0.25% to 0.25%	-26.90% to -26.90%
December 31, 2001	42	$0.88873 to $0.88873	$37	0.00%	0.25% to 0.25%	-10.24% to -10.24%
	Prudential SP Large Cap Value Portfolio (became available August 6, 2001)

December 31, 2004	6,476	$1.15350 to $1.25106	$7,637	0.73%	0.10% to 0.90%	16.70% to 17.51%
December 31, 2003	4,702	$0.98843 to $1.06462	$4,718	0.00%	0.20% to 0.90%	25.64% to 26.51%
December 31, 2002	2,978	$0.78673 to $0.84151	$2,363	1.71%	0.25% to 0.90%	-17.12% to -16.58%
December 31, 2001	343	$0.94919 to $0.95177	$327	0.53%	0.25% to 0.90%	-4.31% to -4.05%
	Prudential SP AIM Core Equity Portfolio (became available August 6, 2001)

December 31, 2004	1,960	$1.01915 to $1.04168	$2,044	0.45%	0.10% to 0.90%	7.83% to 8.52%
December 31, 2003	1,406	$0.94517 to $0.95989	$1,350	0.30%	0.25% to 0.90%	22.59% to 23.38%
December 31, 2002	785	$0.77097 to $0.77800	$611	0.00%	0.25% to 0.90%	-15.97% to -15.42%
December 31, 2001	77	$0.91746 to $0.91988	$71	0.00%	0.25% to 0.90%	-7.07% to -6.82%
	Prudential SP MFS Capital Opportunities Portfolio (became available March 5, 2001)

December 31, 2004	3,315	$0.81901 to $1.09706	$2,740	0.18%	0.10% to 0.90%	11.39% to 12.15%
December 31, 2003	2,631	$0.73053 to $0.97817	$1,930	0.12%	0.20% to 0.90%	25.66% to 26.55%
December 31, 2002	1,544	$0.57748 to $0.77297	$896	0.00%	0.25% to 0.90%	-29.32% to -28.86%
December 31, 2001	719	$0.81172 to $0.90556	$585	0.26%	0.25% to 0.90%	-19.57% to -19.57%
	Prudential SP Strategic Partners Focused Growth Portfolio (became available August 6, 2001)

December 31, 2004	1,917	$0.93791 to $11.45666	$1,848	0.00%	0.10% to 0.90%	9.62% to 10.58%
December 31, 2003	988	$0.85560 to $0.86896	$858	0.00%	0.25% to 0.90%	24.72% to 25.52%
December 31, 2002	436	$0.68600 to $0.69228	$302	0.00%	0.25% to 0.90%	-25.93% to -25.44%
December 31, 2001	38	$0.92620 to $0.92854	$35	0.00%	0.25% to 0.90%	-6.34% to -6.11%
	Prudential SP Mid Cap Growth Portfolio (became available March 5, 2001)

December 31, 2004	9,616	$0.78166 to $12.34238	$7,709	0.00%	0.10% to 0.90%	18.48% to 19.55%
December 31, 2003	7,313	$0.65537 to $0.96166	$4,808	0.00%	0.20% to 0.90%	38.86% to 39.86%
December 31, 2002	4,231	$0.46893 to $0.68758	$1,986	0.00%	0.25% to 0.90%	-46.80% to -46.46%
December 31, 2001	1,183	$0.87586 to $0.94666	$1,036	0.00%	0.25% to 0.90%	-12.01% to -12.01%
	SP Prudential U.S. Emerging Growth Portfolio (became available March 5, 2001)

December 31, 2004	8,888	$1.03828 to $12.38071	$9,346	0.00%	0.10% to 0.90%	20.31% to 21.39%
December 31, 2003	6,238	$0.85748 to $0.87838	$5,357	0.00%	0.25% to 0.90%	40.82% to 41.72%
December 31, 2002	3,672	$0.60504 to $0.62375	$2,224	0.00%	0.25% to 0.90%	-32.68% to -32.24%
December 31, 2001	1,094	$0.89289 to $0.92649	$978	0.00%	0.25% to 0.90%	-11.06% to -11.06%
	Prudential SP AIM Aggressive Growth Portfolio (became available March 5, 2001)

December 31, 2004	3,618	$0.97314 to $0.98623	$3,533	0.00%	0.10% to 0.90%	10.88% to 11.59%
December 31, 2003	3,132	$0.87210 to $0.88948	$2,733	0.00%	0.25% to 0.90%	25.37% to 26.20%
December 31, 2002	1,791	$0.69102 to $0.70946	$1,238	0.00%	0.25% to 0.90%	-21.66% to -21.15%
December 31, 2001	623	$0.87641 to $0.90565	$547	0.00%	0.25% to 0.90%	-11.64% to -11.64%
	Prudential SP Technology Portfolio (became available March 5, 2001)

December 31, 2004	3,251	$0.71749 to $0.74741	$2,355	0.00%	0.10% to 0.90%	-0.90% to -0.23%
December 31, 2003	2,259	$0.71918 to $0.75416	$1,628	0.00%	0.25% to 0.90%	41.13% to 42.11%
December 31, 2002	1,135	$0.50609 to $0.53438	$575	0.00%	0.25% to 0.90%	-41.85% to -41.47%
December 31, 2001	345	$0.86466 to $0.86466	$298	0.00%	0.25% to 0.25%	-14.83% to -14.83%

A48

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

	Prudential SP Conservative Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2004	4,690	$1.16226 to $11.02585	$5,713	1.29%	0.10% to 0.90%	7.92% to 8.89%
December 31, 2003	3,680	$1.07699 to $1.10200	$4,016	1.29%	0.20% to 0.90%	15.45% to 16.25%
December 31, 2002	1,492	$0.93287 to $0.94792	$1,401	0.17%	0.20% to 0.90%	-6.71% to -6.11%
December 31, 2001	194	$0.99998 to $1.00256	$195	3.26%	0.25% to 0.90%	0.41% to 0.66%
	Prudential SP Balanced Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2004	17,279	$1.15290 to $1.22069	$20,301	0.75%	0.10% to 0.90%	10.09% to 10.83%
December 31, 2003	10,904	$1.04724 to $1.10143	$11,591	0.84%	0.20% to 0.90%	21.78% to 22.62%
December 31, 2002	4,292	$0.85996 to $0.89823	$3,726	0.00%	0.20% to 0.90%	-12.46% to -11.89%
December 31, 2001	410	$0.98238 to $0.98498	$403	4.12%	0.25% to 0.90%	-1.23% to -0.97%
	Prudential SP Growth Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2004	23,746	$1.12461 to $11.61172	$27,303	0.37%	0.10% to 0.90%	12.04% to 13.05%
December 31, 2003	12,142	$1.00377 to $1.08904	$12,377	0.48%	0.20% to 0.90%	27.14% to 28.02%
December 31, 2002	4,939	$0.78950 to $0.85069	$3,933	0.00%	0.20% to 0.90%	-18.00% to -17.47%
December 31, 2001	223	$0.96279 to $0.96529	$215	1.49%	0.25% to 0.90%	-3.04% to -2.79%
	Prudential SP Aggressive Growth Asset Allocation Portfolio (became available August 6, 2001)

December 31, 2004	7,028	$1.08568 to $1.21825	$7,826	0.05%	0.10% to 0.90%	13.73% to 14.53%
December 31, 2003	2,742	$0.95462 to $1.06372	$2,660	0.03%	0.20% to 0.90%	31.58% to 32.51%
December 31, 2002	1,113	$0.72551 to $0.80276	$815	0.00%	0.25% to 0.90%	-22.86% to -22.36%
December 31, 2001	85	$0.94047 to $0.94300	$80	0.16%	0.25% to 0.90%	-5.13% to -4.87%
	Janus Aspen International Growth Portfolio—Service Shares

December 31, 2004	6,571	$0.80610 to $0.80610	$5,297	0.92%	0.20% to 0.20%	18.45% to 18.45%
December 31, 2003	5,257	$0.68052 to $0.68052	$3,577	1.01%	0.20% to 0.20%	34.26% to 34.26%
December 31, 2002	5,056	$0.50685 to $0.50685	$2,563	0.77%	0.20% to 0.20%	-25.91% to -25.91%
December 31, 2001	2,100	$0.68406 to $0.68406	$1,437	0.79%	0.20% to 0.20%	-9.43% to -9.43%
	Prudential SP William Blair International Growth Portfolio (became available August 6, 2001)

December 31, 2004	3,917	$1.10066 to $12.17058	$4,483	0.17%	0.10% to 0.90%	15.51% to 16.54%
December 31, 2003	2,080	$0.95286 to $0.96758	$2,010	0.00%	0.25% to 0.90%	38.33% to 39.23%
December 31, 2002	890	$0.68881 to $0.69495	$618	0.00%	0.25% to 0.90%	-23.26% to -22.77%
December 31, 2001	86	$0.89755 to $0.89989	$77	0.00%	0.25% to 0.90%	-9.34% to -9.11%
	Prudential SP LSV International Value Portfolio (became available March 5, 2001)

December 31, 2004	9,887	$1.01469 to $1.21384	$10,125	0.45%	0.10% to 0.90%	14.77% to 15.58%
December 31, 2003	8,029	$0.87846 to $1.05026	$7,099	0.76%	0.25% to 0.90%	26.23% to 27.14%
December 31, 2002	5,177	$0.69143 to $0.82608	$3,584	0.00%	0.25% to 0.90%	-17.91% to -17.38%
December 31, 2001	1,952	$0.83687 to $0.91304	$1,634	0.32%	0.25% to 0.90%	-16.41% to -16.41%
	M Financial Turner Core Growth Fund (became available December 15, 2003)

December 31, 2004	19	$11.50611 to $11.50611	$219	0.51%	0.00% to 0.00%	11.19% to 11.19%
	M Financial Frontier Capital Appreciation Fund (became available December 15, 2003)

December 31, 2004	31	$11.29972 to $11.29972	$348	0.00%	0.00% to 0.00%	9.33% to 9.33%
	M Financial Brandes International Equity Fund (became available December 15, 2003)

December 31, 2004	50	$13.00731 to $13.00731	$651	0.00%	0.00% to 0.00%	24.00% to 24.00%
	M Financial Business Opportunity Value Fund (became available December 15, 2003)

December 31, 2004	18	$12.77809 to $12.77809	$228	1.24%	0.00% to 0.00%	22.60% to 22.60%
	ProFund VP Asia 30 Fund (became available November 4, 2002)

December 31, 2004	0	$1.67351 to $1.67351	$0	0.00%	0.25% to 0.25%	-0.79% to -0.79%
December 31, 2003	6	$1.68678 to $1.68678	$11	0.10%	0.25% to 0.25%	64.51% to 64.51%
	ProFund VP Banks Fund (became available May 1, 2003)

December 31, 2004	0	$1.37148 to $1.37148	$0	0.00%	0.25% to 0.25%	11.49% to 11.49%
December 31, 2003	0	$1.23017 to $1.23017	$0	0.00%	0.25% to 0.25%	22.79% to 22.79%
	ProFund VP Basic Materials Fund (became available November 4, 2002)

December 31, 2004	0	$1.49070 to $1.49070	$1	0.06%	0.25% to 0.25%	9.94% to 9.94%
December 31, 2003	0	$1.35588 to $1.35588	$0	0.00%	0.25% to 0.25%	31.26% to 31.26%
	ProFund VP Bear Fund (became available November 4, 2002)

December 31, 2004	0	$0.67949 to $0.67949	$0	0.00%	0.25% to 0.25%	-10.50 to -10.50%
December 31, 2003	0	$0.75922 to $0.75922	$0	0.00%	0.25% to 0.25%	-24.78 to -24.78%
		ProFund VP Biotechnology Fund (became available November 4, 2002)

December 31, 2004	5	$1.48943 to $1.48943	$7	0.00%	0.25% to 0.25%	9.45% to 9.45%
December 31, 2003	0	$1.36083 to $1.36083	$0	0.00%	0.25% to 0.25%	39.43% to 39.43%

A49

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

		ProFund VP UltraBull Fund (became available November 4, 2002)

December 31, 2004	102	$1.71282 to $1.71282	$176	0.00%	0.25% to 0.25%	16.89% to 16.89%
December 31, 2003	18	$1.46531 to $1.46531	$27	0.00%	0.25% to 0.25%	52.55% to 52.55%
		ProFund VP Consumer Services Fund (became available November 4, 2002)

December 31, 2004	0	$1.27367 to $1.27367	$0	0.00%	0.25% to 0.25%	7.34% to 7.34%
December 31, 2003	0	$1.18656 to $1.18656	$0	0.00%	0.25% to 0.25%	26.48% to 26.48%
		ProFund VP Consumer Goods Fund (became available November 4, 2002)

December 31, 2004	0	$1.24945 to $1.24945	$0	0.00%	0.25% to 0.25%	8.98% to 8.98%
		ProFund VP Oil & Gas Fund (became available November 4, 2002)

December 31, 2004	0	$1.58751 to $1.58751	$0	0.00%	0.25% to 0.25%	29.04% to 29.04%
December 31, 2003	0	$1.23023 to $1.23023	$0	0.00%	0.25% to 0.25%	21.96% to 21.96%
		ProFund VP Europe 30 Fund (became available November 4, 2002)

December 31, 2004	6	$1.56766 to $1.56766	$10	0.11%	0.25% to 0.25%	14.04% to 14.04%
December 31, 2003	37	$1.37466 to $1.37466	$51	0.64%	0.25% to 0.25%	38.37% to 38.37%
		ProFund VP Financials Fund (became available November 4, 2002)

December 31, 2004	13	$1.37415 to $1.37415	$19	0.00%	0.25% to 0.25%	10.07% to 10.07%
December 31, 2003	0	$1.24846 to $1.24846	$0	0.00%	0.25% to 0.25%	28.67% to 28.67%
		ProFund VP Health Care Fund (became available November 4, 2002)

December 31, 2004	18	$1.17005 to $1.17005	$21	0.00%	0.25% to 0.25%	2.11% to 2.11%
December 31, 2003	18	$1.14585 to $1.14585	$20	0.00%	0.25% to 0.25%	17.14% to 17.14%
		ProFund VP Industrials Fund (became available May 1, 2003)

December 31, 2004	0	$1.39919 to $1.39919	$0	0.00%	0.25% to 0.25%	12.93% to 12.93%
		ProFund VP Internet Fund (became available May 1, 2003)

December 31, 2004	6	$1.73705 to $1.73705	$10	0.00%	0.25% to 0.25%	20.96% to 20.96%
December 31, 2003	0	$1.43607 to $1.43607	$0	0.00%	0.25% to 0.25%	42.24% to 42.24%
		ProFund VP Japan Fund (became available May 1, 2003)

December 31, 2004	0	$1.48794 to $1.48794	$0	0.00%	0.25% to 0.25%	7.29% to 7.29%
December 31, 2003	0	$1.38685 to $1.38685	$0	0.00%	0.25% to 0.25%	37.79% to 37.79%
		ProFund VP Mid-Cap Growth Fund (became available November 4, 2002)

December 31, 2004	22	$1.38008 to $1.38008	$30	0.00%	0.25% to 0.25%	10.81% to 10.81%
December 31, 2003	10	$1.24547 to $1.24547	$12	0.00%	0.25% to 0.25%	27.59% to 27.59%
		ProFund VP Mid-Cap Value Fund (became available November 4, 2002)

December 31, 2004	24	$1.56613 to $1.56613	$37	0.00%	0.25% to 0.25%	15.67% to 15.67%
December 31, 2003	27	$1.35397 to $1.35397	$36	0.00%	0.25% to 0.25%	35.39% to 35.39%
		ProFund VP Money Market Fund (became available November 4, 2002)

December 31, 2004	1,283	$0.99592 to $0.99592	$1,278	0.06%	0.25% to 0.25%	-0.23% to -0.23%
December 31, 2003	1,466	$0.99820 to $0.99820	$1,464	0.05%	0.25% to 0.25%	-0.18% to -0.18%
		ProFund VP OTC Fund (became available November 4, 2002)

December 31, 2004	11	$1.52323 to $1.52323	$17	0.00%	0.25% to 0.25%	8.26% to 8.26%
December 31, 2003	0	$1.40705 to $1.40705	$0	0.00%	0.25% to 0.25%	46.39% to 46.39%
		ProFund VP Pharmaceuticals Fund (became available May 1, 2003)

December 31, 2004	0	$0.93304 to $0.93304	$0	0.00%	0.25% to 0.25%	-9.45% to -9.45%
December 31, 2003	0	$1.03038 to $1.03038	$0	0.00%	0.25% to 0.25%	2.61% to 2.61%
		ProFund VP Precious Metals Fund (became available November 4, 2002)

December 31, 2004	0	$1.43683 to $1.43683	$0	0.00%	0.25% to 0.25%	-10.14 to -10.14%
December 31, 2003	15	$1.59900 to $1.59900	$25	0.00%	0.25% to 0.25%	38.88% to 38.88%
		ProFund VP Real Estate Fund (became available November 4, 2002)

December 31, 2004	12	$1.64049 to $1.64049	$19	3.22%	0.25% to 0.25%	26.88% to 26.88%
December 31, 2003	98	$1.29290 to $1.29290	$127	6.13%	0.25% to 0.25%	30.36% to 30.36%
		ProFund VP Rising Rates Opportunity Fund (became available November 4, 2002)

December 31, 2004	28	$0.79451 to $0.79451	$22	0.00%	0.25% to 0.25%	-11.13 to -11.13%
December 31, 2003	15	$0.89397 to $0.89397	$13	0.00%	0.25% to 0.25%	-4.35% to -4.35%
		ProFund VP Semiconductor Fund (became available May 1, 2003)

December 31, 2004	0	$1.22805 to $1.22805	$0	0.00%	0.25% to 0.25%	-23.74 to -23.74%
December 31, 2003	15	$1.61029 to $1.61029	$25	0.00%	0.25% to 0.25%	60.06% to 60.06%

A50

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest - Highest	(000s)	Income Ratio*	Lowest - Highest	Lowest - Highest

		ProFund VP Short OTC Fund (became available November 4, 2002)

December 31, 2004	2,024	$0.56145 to $0.56145	$1,136	0.00%	0.25% to 0.25%	-11.32 to -11.32%
December 31, 2003	2,050	$0.63313 to $0.63313	$1,298	0.00%	0.25% to 0.25%	-37.46 to -37.46%
		ProFund VP Short Small-Cap Fund (became available May 1, 2003)

December 31, 2004	97	$0.63054 to $0.63054	$61	0.00%	0.25% to 0.25%	-9.25% to -9.25%
December 31, 2003	0	$0.69480 to $0.69480	$0	0.00%	0.25% to 0.25%	-30.52 to -30.52%
		ProFund VP Small-Cap Fund (became available November 4, 2002)

December 31, 2004	3	$1.63751 to $1.63751	$5	0.00%	0.25% to 0.25%	16.45% to 16.45%
December 31, 2003	0	$1.40625 to $1.40625	$0	0.00%	0.25% to 0.25%	42.39% to 42.39%
		ProFund VP Small-Cap Growth Fund (became available November 4, 2002)

December 31, 2004	15	$1.56876 to $1.56876	$23	0.00%	0.25% to 0.25%	19.50% to 19.50%
December 31, 2003	7	$1.31276 to $1.31276	$9	0.00%	0.25% to 0.25%	33.98% to 33.98%
		ProFund VP Small-Cap Value Fund (became available November 4, 2002)

December 31, 2004	8	$1.60083 to $1.60083	$13	0.00%	0.25% to 0.25%	19.82% to 19.82%
December 31, 2003	9	$1.33602 to $1.33602	$13	0.00%	0.25% to 0.25%	34.34% to 34.34%
		ProFund VP Technology Fund (became available November 4, 2002)

December 31, 2004	0	$1.40729 to $1.40729	$0	0.00%	0.25% to 0.25%	-0.68% to -0.68%
December 31, 2003	9	$1.41690 to $1.41690	$12	0.00%	0.25% to 0.25%	45.60% to 45.60%
		ProFund VP Telecommunications Fund (became available November 4, 2002)

December 31, 2004	9	$1.16118 to $1.16118	$10	4.94%	0.25% to 0.25%	15.27% to 15.27%
December 31, 2003	0	$1.00733 to $1.00733	$0	0.00%	0.25% to 0.25%	2.20% to 2.20%
		ProFund VP U.S. Government Plus Fund (became available November 4, 2002)

December 31, 2004	102	$1.10166 to $1.10166	$113	0.92%	0.25% to 0.25%	7.90% to 7.90%
December 31, 2003	85	$1.02099 to $1.02099	$87	3.45%	0.25% to 0.25%	-2.77% to -2.77%
		ProFund VP UltraMid-Cap Fund (became available November 4, 2002)

December 31, 2004	11	$2.09283 to $2.09283	$23	0.00%	0.25% to 0.25%	27.38% to 27.38%
December 31, 2003	7	$1.64294 to $1.64294	$11	0.00%	0.25% to 0.25%	69.67% to 69.67%
		ProFund VP UltraOTC Fund (became available November 4, 2002)

December 31, 2004	83	$2.09098 to $2.09098	$174	0.00%	0.25% to 0.25%	13.82% to 13.82%
December 31, 2003	32	$1.83704 to $1.83704	$58	0.00%	0.25% to 0.25%	102.16% to 102.16%
		ProFund VP UltraSmall-Cap Fund (became available November 4, 2002)

December 31, 2004	9	$2.56686 to $2.56686	$23	0.00%	0.25% to 0.25%	30.74% to 30.74%
December 31, 2003	60	$1.96331 to $1.96331	$119	0.00%	0.25% to 0.25%	98.96% to 98.96%
		ProFund VP Bull Fund (became available November 4, 2002)

December 31, 2004	24	$1.32695 to $1.32695	$31	0.00%	0.25% to 0.25%	8.56% to 8.56%
December 31, 2003	10	$1.22237 to $1.22237	$12	0.00%	0.25% to 0.25%	25.27% to 25.27%
		ProFund VP Utilities Fund (became available November 4, 2002)

December 31, 2004	0	$1.52237 to $1.52237	$0	2.07%	0.25% to 0.25%	20.77% to 20.77%
December 31, 2003	8	$1.26052 to $1.26052	$10	8.04%	0.25% to 0.25%	21.07% to 21.07%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the period ended December 31, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

A51

Note 6: Financial Highlights (Continued)

  Charges and Expenses
  A. Mortality Risk and Expense Risk Charges
  The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, 0.45% for VULII contracts, 0.25% for PROSEL contracts and 0.10% for ENVUL contracts are applied daily against the net assets held in each subaccount. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts, but reserves the right to make the full 0.50% charge. For VULII contracts Pruco Life intends to charge only 0.25%, but reserves the right to charge 0.45% . The mortality risk and expense risk charges are assessed through reduction in unit values.
  B. Partial Withdrawal Charge
  A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect I and Pruselect II contracts and a charge equal to the lesser of $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of Pruselect III, SVUL, VULII, PROSEL, MPVUL and ENVUL contracts. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.
  C. Expense Reimbursement
  The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the Pruselect I and Pruselect II products’ average daily net assets incurred by the Zero Coupon Bond 2005 Portfolio of the Series Fund. This reimbursement is applied through an increase in unit values.
  D. Deferred Sales Charge
  A deferred sales charge is imposed upon surrenders of certain SVUL contracts, not to exceed 0.8% of the basic insurance amount, to compensate Pruco Life for sales and other marketing expenses.The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.The deferred sales charge is assessed through the redemption of units. The deferred sales charge is assessed through the redemption of units.
  E. Cost of Insurance and Other Related Charges
  Contract owner contributions are subject to certain deductions prior to being invested in the Account.The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges on Pruselect I, Pruselect II, Pruselect III, SVUL, VULII, PROSEL, MPVUL and ENVUL contracts which are deducted in order to compensate Pruco Life for the cost of selling the contract. For Pruselect I and Pruselect II contracts, the sales charges are not to exceed 7% and 8%, respectively, of the premium remaining after the charge for taxes attributable to premiums and a $2 administrative charge have been deducted. The sales charges are not to exceed 15% of premiums received each year up to the Target Premium and up to 2% on any excess for Pruselect III contracts, 12% of premiums paid in the first five contract years for SVUL contracts, 6% of premiums paid for VULII contracts, 6% of premium payments for PROSEL and ENVUL contracts and 12% of premium payments for MPVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract. These charges are assessed through the redemption of units.

A52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.These financial statements are the responsibility of the management of the Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York March 31, 2005

A53

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position

As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)

	2004	2003
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2004 - $6,114,020; 2003 - $5,682,043)	$ 6,339,103	$ 5,953,815
Policy loans	856,755	848,593
Short-term investments	122,061	160,635
Other long-term investments	28,258	89,478
Total investments	7,346,177	7,052,521
Cash and cash equivalents	743,533	253,564
Deferred policy acquisition costs	1,429,027	1,380,710
Accrued investment income	101,432	96,790
Reinsurance recoverables	765,045	517,410
Receivables from Parent and affiliates	50,339	53,138
Deferred sales inducements and other assets	124,868	88,736
Separate account assets	17,326,555	15,772,262
TOTAL ASSETS	$ 27,886,976	$ 25,215,131

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$ 6,122,924	$ 5,582,633
Future policy benefits and other policyholder liabilities	1,325,836	1,068,977
Cash collateral for loaned securities	410,718	431,571
Securities sold under agreement to repurchase	45,254	97,102
Income taxes payable	433,966	335,665
Other liabilities	330,966	111,865
Separate account liabilities	17,326,555	15,772,262
Total liabilities	25,996,219	23,400,075

CONTINGENCIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	455,377	459,654
Deferred compensation	(1,173)	(850)
Accumulated other comprehensive income	74,527	107,687
Retained earnings	1,359,526	1,246,065
Total stockholder’s equity	1,890,757	1,815,056
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$ 27,886,976	$ 25,215,131

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

Years Ended December 31, 2004, 2003 and 2002 (in thousands)

	2004	2003	2002

REVENUES

Premiums	$ 83,287	$ 142,140	$ 128,854
Policy charges and fee income	642,021	570,158	529,887
Net investment income	373,552	344,628	334,486
Realized investment gains (losses), net	5,011	(2,770)	(68,037)
Asset management fees	15,747	13,218	11,397
Other income	10,514	9,595	9,536

Total revenues	1,130,132	1,076,969	946,123

BENEFITS AND EXPENSES

Policyholders’ benefits	275,378	332,114	275,251
Interest credited to policyholders’ account balances	250,675	227,992	204,813
General, administrative and other expenses	458,590	397,881	505,064

Total benefits and expenses	984,643	957,987	985,128

Income from operations before income taxes and cumulative effect of accounting change	145,489	118,982	(39,005)

Income taxes:
Current	59,682	(69,617)	(64,656)
Deferred	(36,804)	103,666	12,153
Total income tax expense (benefit)	22,878	34,049	(52,503)

Net Income from Operations Before Cumulative Effect of Accounting Change	122,611	84,933	13,498

Cumulative effect of accounting change, net of taxes	(9,150)	-	-

NET INCOME	113,461	84,933	13,498

Change in net unrealized investment gains, net of taxes	(41,944)	8,379	57,036
Cumulative effect of accounting change, net of taxes	4,030	-	-
Foreign currency translation adjustments	-	-	149

Other comprehensive income (loss), net of taxes	(37,914)	8,379	57,185

COMPREHENSIVE INCOME	$ 75,547	$ 93,312	$ 70,683

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Stockholder’s Equity

Periods Ended December 30, 2004, 2003 and 2002 (in thousands)

	Common Stock	Paid-in- Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity

Balance, January 1, 2002	$ 2,500	$ 466,748	$ 1,147,665	$ -	$ 34,566	$ 1,651,479

Net income	-	-	13,498	-	-	13,498

Adjustments to policy credits issued to eligible policyholders	-	-	(27)	-	-	(27)

Change in foreign currency translation adjustments, net of taxes	-	-	-	-	149	149

Change in net unrealized investment gains, net of taxes	-	-	-	-	57,036	57,036
Balance, December 31, 2002	2,500	466,748	1,161,136	-	91,751	1,722,135

Net income	-	-	84,933	-	-	84,933

Adjustments to policy credits issued to eligible policyholders	-	-	(4)	-	-	(4)

Purchase of fixed maturities from an affiliate, net of taxes	-	(7,557)	-	-	7,557	-

Stock-based compensation programs	-	463	-	(850)	-	(387)

Change in net unrealized investment gains, net of taxes	-	-	-	-	8,379	8,379
Balance, December 31, 2003	2,500	459,654	1,246,065	(850)	107,687	1,815,056

Net income	-	-	113,461	-	-	113,461

Purchase of fixed maturities from an affiliate, net of taxes	-	(4,754)	-	-	4,754	-

Stock-based compensation programs	-	477	-	(323)	-	154

Cumulative effect of accounting change, net of taxes	-	-	-	-	4,030	4,030

Change in net unrealized investment gains, net of taxes	-	-	-	-	(41,944)	(41,944)
Balance, December 31, 2004	$ 2,500	$ 455,377	$1,359,526	$ (1,173)	$ 74,527	$ 1,890,757

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

Year Ended December 31, 2004, 2003 and 2002 (in thousands)

	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 113,461	$ 84,933	$ 13,498
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(140,240)	(108,731)	(74,117)
Interest credited to policyholders’ account balances	250,675	227,992	204,813
Realized investment (gains) losses, net	(5,011)	2,770	68,037
Amortization and other non-cash items	710	51,685	(78,452)
Cumulative effect of accounting change	9,150	-	-
Change in:
Future policy benefits and other policyholders’ liabilities	212,121	134,431	126,316
Reinsurance recoverable	(247,635)	(116,739)	(99,974)
Accrued investment income	1,638	(10,665)	(8,692)
Receivables from Parent and affiliates	2,799	461	(28,025)
Policy loans	(8,162)	30,913	(5,441)
Deferred policy acquisition costs	(25,213)	(227,713)	6,833
Income taxes payable	103,447	90,413	(20,844)
Deferred sales inducements and other assets	(36,136)	(47,100)	(20,071)
Other, net	216,484	(18,601)	23,912
Cash Flows From Operating Activities	448,088	94,049	107,793

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
Fixed maturities available for sale	2,293,944	2,506,887	1,834,129
Payments for the purchase of:
Fixed maturities available for sale	(2,266,074)	(3,303,651)	(2,884,673)
Other long-term investments, net	36,763	(2,873)	(10,202)
Short-term investments, net	47,709	53,705	1,256
Cash Flows From (Used in) Investing Activities	112,342	(745,932)	(1,059,490)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account balances:
Deposits	2,093,835	2,196,543	1,789,307
Withdrawals	(2,086,995)	(1,621,978)	(1,014,901)
Cash payments to eligible policyholders	-	(4)	(116,000)
Cash collateral for loaned securities, net	(20,853)	206,053	35,496
Securities sold under agreement to repurchase, net	(51,848)	(303,405)	319,792
Paid in capital transaction associated with the purchase of fixed maturities from an affiliate	(4,754)	(7,557)	-
Deferred compensation	(323)	(850)	-
Stock-based compensation	477	463	-
Cash Flows From (Used in) Financing Activities	(70,461)	469,265	1,013,694

Net increase (decrease) in cash and cash equivalents	489,969	(182,618)	61,997
Cash and cash equivalents, beginning of year	253,564	436,182	374,185
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 743,533	$ 253,564	$ 436,182

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company or “the Company,” is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. Pruco Life Insurance Company is licensed to sell interest sensitive individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract or, “GIC,” called Prudential Credit Enhanced GIC or, “PACE,” in the District of Columbia, Guam and in all states except New York. Pruco Life Insurance Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Note 13.

Pruco Life Insurance Company has three subsidiaries, which include one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey or, “PLNJ,” and two subsidiaries formed in 2003 for the purpose of acquiring and investing in municipal fixed maturities from an affiliated company (see Note 13). Pruco Life Insurance Company and its subsidiaries are referred to as “the Company” and all financial information is shown on a consolidated basis throughout this document.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 or, “the date of demutualization,” Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or “Prudential Financial.”

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company’s policyholder contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, “GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock Options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $0.3 million and $0.9 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial’s Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment,” which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue (“EITF”) No. 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees” and related interpretations in accounting for its non-employee stock options.

Investments

Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account and it’s insurance subsidiary used to generate income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as “Net investment income.” Income and expenses associated with securities loaned transactions used to generate income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred policy acquisition costs

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized.

Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General administrative and other expenses” in the period such estimated gross profits are revised.

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 12 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Deferred sales inducements and other assets, and other liabilities

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $110 million and $79 million, respectively.

Other assets consist primarily of deferred sales inducements costs, premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the “Policyholders’ benefits” caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to “Policyholders’ account balances”. Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to “Other comprehensive income (loss).” The cumulative effect of changes in foreign exchange rates are included in “Accumulated other comprehensive income (loss)”.

Asset management fees

Beginning on February 1, 2002, the Company received asset management fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products (see Note 13). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2004, none of the Company’s derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position (“FSP”) EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company’s consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The effect of adopting SOP 03-1 was a charge of $9 million, net of $5 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $4 million, net of $3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $400 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale”, as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $400 million in “separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities:

The following tables provide additional information relating to fixed maturities as of December 31:

	2004
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in thousands)
Fixed maturities available for sale
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 87,013	$ 778	$ 109	$ 87,682

States, municipalities and political subdivisions	173,129	8,627	191	181,565

Foreign government bonds	30,005	3,982	9	33,978

Mortgage-backed securities	333,720	1,685	440	334,965

Public utilities	848,762	40,036	1,710	887,088

All other corporate bonds	4,641,391	181,494	9,060	4,813,825

Redeemable preferred stock	-	-	-	-

Total fixed maturities, available for sale	$ 6,114,020	$ 236,602	$ 11,519	$ 6,339,103

	2003
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in thousands)
Fixed maturities available for sale
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 215,305	$ 12,204	$ 10	$ 227,499

States, municipalities and political subdivisions	47,603	961	-	48,564

Foreign government bonds	44,018	5,345	13	49,350

Mortgage-backed securities	93,730	1,929	19	95,640

Public utilities	702,793	41,312	2,985	741,120

All other corporate bonds	4,577,918	220,845	8,021	4,790,742

Redeemable preferred stock	676	224	-	900

Total fixed maturities, available for sale	$ 5,682,043	$ 282,820	$ 11,048	$ 5,953,815

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2004 is shown below:

	Available for sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$ 809,242	$ 816,443

Due after one year through five years	2,644,613	2,726,406

Due after five years through ten years	1,650,713	1,749,571

Due after ten years	675,732	711,718

Mortgage-backed securities	333,720	334,965

Total	$ 6,114,020	$ 6,339,103

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002, were $1,500 million, $1,957 million and $1,607 million respectively. Proceeds from the maturity of fixed maturities available for sale during 2004, 2003, and 2002, were $794 million, $550 million, and $227 million, respectively. Gross gains of $27 million, $21 million, and $20 million and gross losses of $17 million, $7 million, and $48 million were realized on those sales during 2004, 2003, and 2002, respectively.

Writedowns for impairments, which were deemed to be other than temporary for fixed maturities were $1 million, $12 million, and $28 million for the years, ended December 31, 2004, 2003 and 2002, respectively.

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

	2004	2003
	(in thousands)
Joint ventures and limited partnerships	$ 184	$ 37,321
Company’s investment in Separate accounts	29,993	55,214
Derivatives for other than trading	(4,683)	(3,585)
Commercials loans on real estate	2,286	249
Equity securities	478	279
Total other long- term investments	$ 28,258	$ 89,478

The Company’s share of net income from the joint ventures was $1 million, $2 million, and $1 million, for the years ended December 31, 2004, 2003, and 2002, respectively, and is reported in “Net investment income.” Mortgage interest on commercial loans on real estate was $1.4 million, $0.9 million, and $0.8 million for the years ended December 31, 2004, 2003 and 2002, respectively, and is also reported in “Net investment income.”

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2004	2003	2002
	(in thousands)

Fixed maturities, available for sale	$ 327,899	$ 295,357	$ 275,843
Policy loans	46,935	46,750	49,436
Short-term investments and cash equivalents	7,685	7,357	13,540
Other	3,981	7,821	8,128
Gross investment income	386,500	357,285	346,947
Less: investment expenses	(12,948)	(12,657)	(12,461)
Net investment income	$ 373,552	$ 344,628	$ 334,486

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2004	2003	2002
	(in thousands)

Fixed maturities, available for sale	$ 9,034	$ 1,567	$ (56,039)
Derivatives	(5,801)	(6,629)	(11,746)
Other	1,778	2,292	(252)

Realized investment gains (losses), net	$ 5,011	$ (2,770)	$ (68,037)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other Comprehensive income (loss),” those items that are included as part of “Net income” for a period that also had been part of “Other Comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, net of taxes, are as follows:

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

3.	INVESTMENTS (continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
			(in thousands)
Balance, January 1, 2002	$ 89,622	$ (40,313)	$ 4,937	$ (19,528)	$ 34,718
Net investment gains on investments arising during the period	90,774	-	-	(32,679)	58,095
Reclassification adjustment for losses included in net income	56,117	-	-	(20,202)	35,915
Impact of net unrealized investment gains(losses) on deferred policy acquisition costs	-	(67,053)	-	24,139	(42,914)
Impact of net unrealized investment gains(losses) on policyholders’ account balances	-	-	9,281	(3,341)	5,940
Balance, December 31, 2002	236,513	(107,366)	14,218	(51,611)	91,754
Net investment gains on investments arising during the period	25,794	-	-	(9,330)	16,464
Purchase of fixed maturities from an affiliate (see Note 13)	11,659	-	-	(4,102)	7,557
Reclassification adjustment for gains included in net income	(2,177)	-	-	784	(1,393)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	(13,999)	-	5,040	(8,959)
Impact of net unrealized investment gains(losses) on policyholders’ account balances	-	-	3,543	(1,276)	2,267
Balance, December 31, 2003	271,789	(121,365)	17,761	(60,495)	107,690
Net investment gains on investments arising during the period	(51,357)	-	-	20,442	(30,915)
Purchase of fixed maturities from an affiliate (see Note 13)	7,314	-	-	(2,560)	4,754
Cumulative effect of change in accounting principle	6,297	-	-	(2,267)	4,030
Reclassification adjustment for gains included in net income	(8,888)	-	-	3,111	(5,777)
Impact of net unrealized investment gains (losses) on deferred policy acquisition costs	-	(9,616)	-	2,152	(7,464)
Impact of net unrealized investment gains (losses) on policyholders’ account balances	-	-	3,130	(918)	2,212
Balance, December 31, 2004	$ 225,155	$ (130,981)	$ 20,891	$ (40,535)	$ 74,530

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains on investments by asset class at December 31,

	2004	2003	2002
		(in thousands)
Fixed maturities	$ 225,083	$ 271,772	$ 236,415
Other long-term investments	72	17	98
Unrealized gains on investments	$ 225,155	$ 271,789	$ 236,513

Included in other long-term investments are equity securities.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2004:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$104,487	$ 300	$ -	$ -	$ 104,487	$ 300
Foreign government bonds	2,656	9	-	-	2,656	9
Corporate securities	1,113,346	8,943	50,766	1,827	1,164,112	10,770
Mortgage-backed securities	80,097	438	41	2	80,138	440
Total	$1,300,586	$ 9,690	$50,807	$ 1,829	$1,351,393	$ 11,519

As of December 31, 2004, gross unrealized losses on fixed maturities totaled $12 million comprising 250 issuers. Of this amount, there was $10 million in the less than twelve months category comprising 238 issuers and $2 million in the greater than twelve months category comprising 12 issuers. There were no individual issuers with gross unrealized losses greater than $1.1 million. The $10 million of gross unrealized losses of less than twelve months is comprised of investment grade securities. The $2 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Included in other long-term investments are equity securities, which have been in a loss position for less than 12 months with a fair value of $377 thousand and a gross unrealized loss of $24 thousand.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $437 million and $509 million, respectively.

Fixed maturities of $4 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2004	2003	2002
		(in thousands)
Balance, beginning of year	$ 1,380,710	$ 1,152,997	$ 1,159,830
Capitalization of commissions, sales and issue expenses	221,237	371,650	328,658
Amortization	(186,408)	(129,938)	(268,438)
Change in unrealized investment gains	11,592	(13,999)	(67,053)
Impact of adoption of SOP 03-1	1,896	-	-
Balance, end of year	$ 1,429,027	$ 1,380,710	$ 1,152,997

Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Reinsurance Captive Company or “PARCC,” discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $151 million and $10 million, respectively, in 2004.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31, are as follows:

	2004	2003
	(in thousands)
Life insurance – domestic	$ 761,195	$ 646,953
Life insurance – Taiwan	467,332	376,033
Individual annuities	85,761	33,598
Group annuities	11,548	12,393
Total future policy benefits	$ 1,325,836	$ 1,068,977

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 14.75%, with approximately 15% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.

Policyholders’ account balances at December 31, are as follows:

	2004	2003
	(in thousands)

Interest-sensitive life contracts	$ 2,542,797	$ 2,270,703
Individual annuities	2,679,322	2,244,314
Guaranteed investment contracts	900,805	1,067,616
Total policyholders’ account balances	$ 6,122,924	$ 5,582,633

Policyholders’ account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 1.50% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 14.00%, with less than 1% of policyholders’ account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.02% to 8.03%, with less than 1% of policyholders’ account balances with interest crediting rates in excess of 8%.

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance, Prudential of Taiwan, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company’s reinsurance of all its Taiwan business as of February 1, 2001, are described further in Note 13.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

	2004	2003	2002
	(in thousands)
Direct premiums and policy charges and fee income	$1,033,174	$878,669	$862,723
Reinsurance ceded	(307,866)	(166,371)	(203,982)
Premiums and policy charges and fee income	$ 725,308	$ 712,298	$658,741

Policyholders’ benefits ceded	$ 129,125	$ 99,229	$ 70,327

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

                                                                                                                                           2004                                          2003

                                                                                                                                                           (in thousands)

Domestic life insurance - affiliated	$ 272,999	$ 66,837
Domestic life insurance - unaffiliated	13,166	62,147
Other reinsurance - affiliated	11,548	12,393
Taiwan life insurance-affiliated	467,332	376,033
	$ 765,045	$ 517,410

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire domestic life in force. As a result, all related reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2004	2003	2002
		(in thousands)

Life insurance face amount in force	$ 204,016,616	$ 158,488,681	$ 118,381,408
Ceded to other companies	(179,108,664)	(81,095,301)	(49,113,635)
Net amount of life insurance in force	$ 24,907,952	$ 77,393,380	$ 69,267,773

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

7. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, are as follows:

	2004	2003	2002
(in thousands)
Current tax (benefit) expense benefit:
U.S.	$ 61,801	$ (69,836)	$ (65,004)
State and local	(2,119)	219	309
Foreign	-	-	39
Total	59,682	(69,617)	(64,656)

Deferred tax expense (benefit):
U.S.	(31,944)	102,685	15,709
State and local	(4,860)	981	(3,556)
Total	(36,804)	103,666	12,153

Total income tax expense (benefit)	$ 22,878	$ 34,049	$ (52,503)

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2004	2003	2002
(in thousands)

Expected federal income tax (benefit) expense	$ 50,921	$ 41,644	$ (13,652)
State and local income taxes	(4,537)	781	(2,111)
Non taxable investment income	(21,908)	(12,165)	(41,745)
Incorporation of Taiwan branch	172	443	7,545
Other	(1,770)	3,346	(2,540)
Total income tax expense (benefit)	$ 22,878	$ 34,049	$ (52,503)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2004	2003
(in thousands)
Deferred tax assets
Insurance reserves	$48,116	$14,875
Tax loss carry forwards	-	12,731
Investments	5,652	-
Other	4,743	6,419
Deferred tax assets	58,511	34,025

Deferred tax liabilities
Deferred acquisition costs	366,155	383,712
Net unrealized gains on securities	74,984	96,998
Investments	-	24,804
Other	24,390	-
Deferred tax liabilities	465,529	505,514

Net deferred tax liability	$ 407,018	$ 471,489

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

7. INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $826 million.

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (b) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

	December 31, 2004
	In the Event of Death	At Annuitization / Accumulation
Variable Annuity Contracts	(dollars in thousands)

Return of net deposits
Account value	$2,241,327	N/A
Net amount at risk	$7,373	N/A
Average attained age of contractholders	62 years	N/A

Minimum return or anniversary contract value
Account value	$9,704,195	$2,034,671
Net amount at risk	$1,456,702	$1,122
Average attained age of contractholders	65 years	59 years
Average period remaining until earliest expected annuitization	N/A	6.3years

Market value adjusted annuities	Unadjusted Value	Adjusted Value
Account value	$328,951	$345,342

December 31, 2004
In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in thousands)

No Lapse Guarantees
Separate account value	$1,625,520
General account value Net amount at risk	$393,712 $32,294,429
Average attained age of contractholders	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

December 31, 2004
(in thousands)

Equity funds	8,144,114
Bond funds	763,261
Balanced funds	320,966
Money market funds	267,668
Specialty funds	13,006
Total	$ 9,509,015

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $1,626 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $2,437 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

8. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.”

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Totals
	(in thousands)
Balance as of January 1, 2004	$42,194	$ 2,211	$ 44,405
Incurred guarantee benefits	24,700	5,100	29,800
Paid guarantee benefits	(23,057)	-	(23,057)
Balance as of December 31, 2004	$43,837	$7,311	$51,148

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

Sales Inducements
(in thousands)
Balance as of January 1, 2004	$79,143
Capitalization	43,286
Amortization	(11,969)
Balance as of December 31, 2004	$110,460

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net loss for the Company amounted to $4 million, $141 million, and $239 million for the years ended December 31, 2004, 2003, and 2002, respectively. Statutory surplus of the Company amounted to $572 million and $517 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003 and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses that are not deferred under statutory accounting, and from increases to reserves. During late 2003 and in 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13, below.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

In 2001,  the Company received approval from the Arizona Department of Insurance to treat, as assumption reinsurance, the transfer of Pruco Life of Taiwan (Pruco Taiwan) business to a sister company Prudential Life Insurance Company of Taiwan, Inc. (Prudential of Taiwan). According to Statement of Statutory Accounting Principles #61, Life, Deposit-Type and Accident and Health Reinsurance of the NAIC Accounting Practices and Procedures Manual, this type of transfer of business would be treated as indemnity reinsurance rather than assumption reinsurance because there is no concept of novation under Taiwanese law. However, other than not meeting the strict requirements for a novation, the transfer of Pruco Taiwan’s business has the other elements of assumption reinsurance. The effect of this permitted practice was an increase to statutory capital of $113.7 million as of December 31 2001. The GAAP accounting treatment for this transaction is discussed in Note 13.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2005. There have been no dividend payments to the parent in 2004, 2003 or 2002.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS	(continued)

Derivative financial instruments

Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at December 31:

	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial assets:
Fixed maturities, available for sale	$ 6,339,103	$ 6,339,103	$ 5,953,815	$ 5,953,815
Policy loans	856,755	960,391	848,593	992,687
Short-term investments	122,061	122,061	160,635	160,635
Cash and cash equivalents	743,533	743,533	253,564	253,564
Separate account assets	17,326,555	17,326,555	15,772,262	15,772,262

Financial liabilities:
Investment contracts	3,749,639	3,772,610	3,438,721	3,505,697
Cash collateral for loaned securities	410,718	410,718	431,571	431,571
Securities sold under repurchase agreements	45,254	45,254	97,102	97,102
Separate account liabilities	17,326,555	17,326,555	15,772,262	15,772,262

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

The table below summarizes the Company’s outstanding positions by derivative instrument types as of December 31, 2004 and 2003. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

Derivatives

	2004		2003
	Notional	Estimated fair value	Notional	Estimated fair value
		(in thousands)
Non-Hedge Accounting
Swap instruments:
Interest rate	$ 54,750	$ (212)	$ 13,750	$ 258
Currency	13,278	(4,414)	16,818	(3,851)
Future contracts:
US Treasury futures	(137,400)	(240)	5,600	(3)

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $49 million of commercial loans in 2005.

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of their businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has received formal requests for information relating to its variable annuity business and unregistered separate accounts from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General’s office. The Company is cooperating with all such inquiries.

The Company’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses also includes allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Management Fee Income

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholders’ account balances invested in the Prudential Series Funds (“PSF”). These revenues are recorded as “Asset management fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance. The cash surrender value included in separate accounts for the COLI policies was $1.101 billion and $1.018 billion at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $13 million, $12 million and $21 million for the years ending December 31, 2004, 2003, and 2002.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance with affiliates

Pruco Reinsurance Ltd reinsurance agreement

During September 2003, the Company implemented an agreement to reinsure its term life insurance policies with an affiliated company, Pruco Reinsurance Ltd. or, “Pruco Re.” The Company reinsured with Pruco Re a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement. This Agreement covered all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaced the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $8 million was deferred and would be amortized over the life of the underlying insurance policies; $1 million was amortized in 2003 less than $1 million in 2004 and was recorded in other income. Reinsurance recoverables related to this transaction were $29 million at December 31, 2003, including the unamortized portion of the initial cost of $7 million. Premiums and benefits ceded in 2003 were $31 million and $7 million, respectively.

During September 2004, this transaction was recaptured by the Company and replaced with a new coinsurance with PARCC, described in more detail below. Premiums ceded in 2004 were $58 million prior to the recapture.

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance policies with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Concurrent with implementing this new agreement, the Company recaptured the policies previously reinsured under a coinsurance treaty with an affiliated offshore captive company, Pruco Re Ltd. The agreement had covered all term policies written on or after October 1, 2002.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction and initial transactions. Reinsurance recoverables related to this transaction were $226 million as of December 31, 2004. Premiums and benefits ceded in 2004 were $102 million and $52 million, respectively.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential Insurance and replaced it with a revised agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $47 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Other affiliated reinsurance agreements

In addition, the Company currently has two other reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company’s maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums and policy charges ceded from domestic life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $13 million, $12 million, and $11 million respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from domestic life reinsurance agreements are $21 million, $38 million, and $33 million.

Group annuities affiliated benefits ceded were $2 million in 2004, $3 million in 2003, and $3 million in 2002.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company’s Taiwan branch including Taiwan’s insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), a wholly owned subsidiary of Prudential Financial.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company’s Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2004, 2003 and 2002 from the Taiwan coinsurance agreement were $85 million, $84 million and $80 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003 and 2002; from the Taiwan coinsurance agreement were $12 million, $13 million and $14 million, respectively.

Included in the total reinsurance recoverable balances for both domestic (including PARCC and Pruco Re) and Taiwan agreements were affiliated reinsurance recoverables of $752 million and $455 million at December 31, 2004 and December 31, 2003, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $467 million and $376 million at December 31, 2004 and December 31, 2003, respectively.

Purchase of fixed maturities from an affiliate

During 2003, the Company invested $112 million in the preferred stock of two Delaware corporations (the “DE Subs”), which were created to acquire municipal fixed maturity investments from an affiliate of the Company. The DE Subs are included in the Company’s consolidated financial statements. Prudential Financial, Inc., the Company’s ultimate parent company, owns a nominal common stock investment in each of the DE Subs.

The DE Subs purchased municipal fixed maturity investments for $112 million, the acquisition-date fair value, but reflected the investments at historic amortized cost of the affiliate. The difference between the historic amortized cost and the fair value, net of taxes was reflected as a reduction to paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated balance sheet as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In addition, the Company also purchased corporate fixed maturities with a fair value of $52 million from the same affiliate. These investments were reflected in the same manner as is described above, with the difference between the historic amortized cost and the fair value, net of taxes reflected as a reduction of paid-in-capital with an offsetting increase to accumulated other comprehensive income. The difference between the historic amortized cost and the fair value, net of taxes for both the municipal securities and the corporate securities was $8 million.

During 2004, the Company invested an additional $110 million in fixed maturities owned by Prudential Insurance, but reflected these investments at amortized cost of $99 million. The Company also sold $31 million of fixed maturities securities, recorded at an amortized cost of $29 million, to PARCC. The net difference between the historic amortized cost and the fair value, net of taxes for both of these transactions was $5 million and was recorded as a decrease to paid in capital as described above.

Debt Agreements

The Company has a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $800 million. As of December 31, 2004 and 2003, there was $456 million and $529 million, respectively, of asset-based financing. There was no debt outstanding to Prudential Funding, LLC as of December 31, 2004 or 2003.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

	Three months ended (in thousands)
	March 31	June 30	September 30	December 31
2004		(restated)
Total revenues	$ 287,928	$ 280,195	$ 275,712	$ 286,297
Total benefits and expenses	248,012	259,261	245,464	231,906
Income from operations before income taxes before Cumulative effect of accounting change	39,916	20,934	30,248	54,391
Net income	22,389	18,672	28,989	43,411

2003
Total revenues	$ 257,396	$ 275,715	$ 274,742	$ 269,116
Total benefits and expenses	234,240	247,437	245,744	230,566
Income from operations before income taxes before Cumulative effect of accounting change	23,156	28,278	28,998	38,550
Net income	18,712	21,805	19,171	25,245

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock Based Compensation” as of January 1, 2003.

PricewaterhouseCoopers LLP

New York, New York

March 25, 2005

PART C:

OTHER INFORMATION

(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 5)
(ii) Amendment of Separate Account Resolution. (Note 6)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 5)
(ii) Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)
(d)	Contracts:
(i) Variable Universal Life Insurance Contract. (Note 9)
(ii) Rider for Insured's Accidental Death Benefit -- VL 110B 2000 (Note 8)
(iii) Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability -- VL 100 B-2004 (Note 16)
(iv) Rider for Level Term Insurance Benefit on Dependent Children-- VL 182B 2000 (Note 8)
(v) Rider for Level Term Insurance Benefit on Dependent Children-From Conversions-- VL 184B 2000 (Note 8)
(vi) Rider for Flexible Term Insurance Benefit on Life of Insured-- VL 197 B 2003 (Note 9)
(vii) Rider for Flexible Term Insurance Benefit on Life of Insured-- VL 197 B3-2003 (Note 8)
(viii) Rider for Settlement Options to Provide Acceleration of Death Benefits: All states except NY-ORD87241-90-P (Note 8)
(ix) Endorsement for Type C Death Benefit Option - PLI 492-2003 (Note 8)
(e)	Application:
(i) Application for Variable Universal Life Insurance Contract. (Note 13)
(ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 3)
(g)	Reinsurance Contracts:
(i) Agreement between Pruco Life and Munich American Reassurance Company. (Note 17)
(ii) Amendments to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 1)
(iii) Agreement between Pruco Life and Scottish Re, Inc. (Note 1)
(iv) Amendment to the Agreement between Pruco Life and Scottish Re, Inc. (Note 1)
(h)	Not applicable.
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 7)
(j)	Powers of Attorney:
(i) Helen M. Galt (Note 10)
(ii) James J. Avery, Jr. (Note 11)
(iii) Ronald P. Joelson, David R. Odenath, Jr. (Note 12)
(iv) John Chieffo, C. Edward Chaplin (Note 14)
(v) Andrew J. Mako (Note 15)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

(Note 1)  Filed herewith.
(Note 2)  Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)  Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.
(Note 4)  Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note 5)  Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note 6)  Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note 7)  Incorporated by reference to Post-Effective Amendment No. 5 for Form N-6, Registration No. 333-49332, filed April 22, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note 8)  Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note 9)  Incorporated by reference to Form N-6 to this Registration Statement, filed February 13, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note 10)  Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85115, filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.
(Note 11)  Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.
(Note 12)  Incorporated by reference for Form N-4, Registration No. 333-52754, filed December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note 13)  Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed April 13, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note 14)  Incorporated by reference to Post-Effective Amendment No. 48 to Form N-4, Registration No. 333-37728, filed November 15, 2004 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note 15)  Incorporated by reference to Post-Effective Amendment No. 39 to Form N-4, Registration No. 333-37728, filed November 14, 2003 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.
(Note 16)  Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed February 15, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 17)  Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-49332, filed February 13, 2005 on behalf of the Pruco Life Variable Universal Account.

Item 28. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director – President, Prudential Individual Life Insurance since 1998.

C. EDWARD CHAPLIN, Treasurer and Director – Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

HELEN M. GALT, Director – Company Actuary, Prudential since 1993.

BERNARD J. JACOB, President and Director – Vice President, Prudential Individual Life and Annuities since 2004; 2002 to 2004: Vice President, Group Executive Strategy and Business Development; prior to 2001: Executive Vice President, Proact Technologies Corporation.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management since 1999.

ANDREW J. MAKO, Director – Vice President, Finance, Insurance Division, Prudential Financial since 1999.

DAVID R. ODENATH, JR., Director – President, Prudential Annuities, since 2003; prior to 2003: President, Prudential Investments.

OFFICERS WHO ARE NOT DIRECTORS

JOHN CHIEFFO, Vice President and Chief Accounting Officer – Vice President and Individual Life Controller since 1998.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department since 1995.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President – Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products since 2001; prior to 2000: Corporate Vice President, Guaranteed Products, Prudential Retirement.

SHIRLEY H. SHAO,Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential since 1996.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed March 9, 2005.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("Prusec")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (Note 1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
James G. Carroll (Note 1)	Vice President, Chief Compliance Officer
Maryanne Ryan (Note2)	Vice President, Anti-Money Laundering Officer
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
C. Edward Chaplin (Note 2)	Vice President, Treasurer
Ralph Aquilera (Note 1)	Assistant Controller
James J. Avery, Jr. (Note 1)	Manager
Kieran J. Quinn (Note 1)	Vice President
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Martin Chotiner (Note 1)	Assistant Controller
Raymond H. Goslin (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Valerie Simpson (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Robert Montellione (Note 1)	Assistant Treasurer
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary
Helene Gurian (Note 2)	Vice President, Anti-Money Laundering Officer

(Note 1)	213 Washington Street, Newark, NJ 07102
(Note 2)	751 Broad Street, Newark, NJ 07102
(Note 3)	100 Mulberry Street, Newark, NJ 07102
(Note 4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life. Prusec received gross distribution revenue for its individual variable life products of $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 15th day of April, 2005.

(Seal)

Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Bernard J. Jacob
	Thomas C. Castano		Bernard J. Jacob
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 15th day of April, 2005.

Signature and Title

/s/*_________________________
John Chieffo
Vice President and Chief Accounting Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
C. Edward Chaplin
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
Andrew J. Mako
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.
(g) Reinsurance Contracts:	(ii) Amendments to the Agreement between Pruco Life and Munich American Reassurance Company.

(iii) Agreement between Pruco Life and Scottish Re, Inc.

(iv) Amendments to the Agreement between Pruco Life and Scottish Re, Inc.

(k) Legal Opinion and Consent:	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered.

(l) Actuarial Opinion and Consent:	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to the actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(m) Calculation:	Calculation of sample illustrations.

(n) Auditor's Consent:	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

(q) Redeemability Exemption:	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).